N14

As filed with the Securities and Exchange Commission on August 22, 2019

1933 Act Registration Number: _________

1940 Act Registration Number: 811-07322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No.

(Check appropriate box or boxes.)

The Integrity Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Deborah B. Eades, Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601

Approximate Date of Proposed Public Offering as soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest.

It is proposed that this Registration Statement will become effective on September 21, 2019, pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940.

TRUST FOR PROFESSIONAL MANAGERS

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 287-3338

[•], 2019

Dear Shareholder:

On behalf of the Board of Trustees of Trust for Professional Managers, a Delaware statutory trust, we are pleased to invite you to a joint special meeting of shareholders (the “Special Meeting”) of the M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund (each, a “Target Fund,” and collectively, the “Target Funds”) to be held on Friday, November 15, 2019 at 2:00 p.m., Central Time, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.  The purpose of the Special Meeting is to vote on an important proposal that affects your investment in your Target Fund.

On July 11, 2019, M.D. Sass, LLC and M.D. Sass Investors Services, Inc. (together, “M.D. Sass”), the investment advisers to the M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund, respectively, entered into an agreement to facilitate the reorganization of the Target Funds to the mutual fund platform of Viking Fund Management, LLC (“Viking Management”), investment adviser to the Integrity Viking family of mutual funds and wholly-owned subsidiary of Corridor Investors, LLC (the “Transaction”).  Currently, Viking Management’s retail mutual fund platform includes 11 separate mutual funds that are managed by Viking Management.

M.D. Sass recommended, and the Board of Trustees of Trust for Professional Managers approved, an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized into a corresponding series of The Integrity Funds as set forth in the table below under the heading Acquiring Funds (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds	Acquiring Funds
M.D. Sass Equity Income Plus Fund.................	Integrity Dividend Harvest Fund, an existing series of The Integrity Funds
M.D. Sass Short Term U.S. Government Agency Income Fund....................................	Integrity Short Term Government Fund, a newly established series of The Integrity Funds

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their Target Fund.

The Board of Trustees of Trust for Professional Managers believes that the proposed Reorganization for each Target Fund is in the best interests of each Target Fund and recommends that you vote FOR the proposed Reorganization of your Target Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds.  Your vote is extremely important, so please read the entire Joint Proxy Statement/Prospectus and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope.  Alternatively, you may vote by telephone, facsimile or via the Internet.  Please contact Broadridge Financial Solutions at 1-800-690-6903 with any questions.  You may also vote in person at the Special Meeting.

Your Vote Is Important.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

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We appreciate your participation and urge you to cast your vote as soon as possible.  Thank you for your consideration of this important proposal.

Sincerely, John P. Buckel President, Trust for Professional Managers

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TRUST FOR PROFESSIONAL MANAGERS

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 15, 2019

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of the M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund (each, a “Target Fund” and collectively, the “Target Funds”) will be held on Friday, November 15, 2019 at 2:00 p.m., Central Time, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, and any adjournment(s) or postponement(s) thereof (the “Special Meeting”).

At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (each, a “Plan”) between The Integrity Funds, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Trust for Professional Managers, on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds	Acquiring Funds
M.D. Sass Equity Income Plus Fund.................	Integrity Dividend Harvest Fund, an existing series of The Integrity Funds
M.D. Sass Short Term U.S. Government Agency Income Fund....................................	Integrity Short Term Government Fund, a newly established series of The Integrity Funds

The enclosed materials, including the Joint Proxy Statement/Prospectus, provide additional information about the Reorganizations.  Forms of each Plan are attached as Exhibit A and Exhibit B to the Joint Proxy Statement/Prospectus.  This notice and related Joint Proxy Statement/Prospectus are first being mailed to shareholders of each Target Fund on or about [•], 2019.  Shareholders of record of each Target Fund as of the close of business on September 6, 2019 are entitled to receive notice of and to vote at the Special Meeting and at any adjournment(s) or postponement(s) thereof.  Shareholders may vote in person or by proxy.

Even if you expect to attend the Special Meeting, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also authorize a proxy by telephone, facsimile or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone, facsimile or Internet voting, on the enclosed proxy card.  It is important that you vote promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on November 15, 2019:  The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy are available on the Internet at www.ProxyVote.com.  For more information, shareholders may contact Broadridge Financial Solutions at 1-800-690-6903.

By Order of the Board of Trustees of Trust for Professional Managers Jay S. Fitton Secretary

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.         Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...................................................................	ABC Corp.
(2) ABC Corp...................................................................	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer...........................	John Doe
(4) ABC Corp. Profit Sharing Plan...................................	John Doe, Trustee
Trust Accounts
(1) ABC Trust..................................................................	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78............................	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.	John B. Smith
(2) Estate of John B. Smith..............................................	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your
proxy card today!

Your proxy vote is important!

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED: AUGUST 22, 2019

JOINT PROXY STATEMENT OF

TRUST FOR PROFESSIONAL MANAGERS

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund
(each, a “Target Fund” and collectively, the “Target Funds”)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
and

PROSPECTUS OF

The Integrity Funds

Integrity Dividend Harvest Fund
Integrity Short Term Government Fund
(each, an “Acquiring Fund” and collectively, the “Acquiring Funds”)

One Main Street North
Minot, North Dakota 58703
(800) 601-5593

[•], 2019

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Target Funds.  Each Target Fund is a series of Trust for Professional Managers, a Delaware statutory trust and registered open-end management investment company (the “Target Trust”).  The Board of Trustees of the Target Trust (the “Target Trust Board”) has called a joint special meeting of shareholders of the Target Funds to be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on November 15, 2019 at 2:00 p.m., Central time, and any adjournment(s) or postponement(s) thereof (the “Special Meeting”).  This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Funds on or about [•], 2019.  The Target Trust Board is soliciting proxies from shareholders of each Target Fund for the Special Meeting.

Shareholders of record of each Target Fund as of the close of business on September 6, 2019 (the “Record Date”) are entitled to notice of and are eligible to vote at the Special Meeting.  At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (each, a “Plan” and collectively, the “Plans”) between The Integrity Funds, on behalf of the applicable Acquiring Fund, and the Target Trust, on behalf of the corresponding Target Fund, as set forth in the table below, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The following table shows each Target Fund and share class and the corresponding Acquiring Fund and share class that will be issued in the Reorganizations.

Target Funds and Share Classes	Corresponding Acquiring Funds and Share Classes
M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund
Institutional Class............................................	Class I
Investor Class..................................................	Class A
M.D. Sass Short Term U.S. Government Agency Income Fund	Integrity Short Term Government Fund
Institutional Class............................................	Class I

The Reorganizations are expected to be completed on January 17, 2020, or such other date as the parties may agree.

Each Acquiring Fund is a series of The Integrity Funds, a Delaware statutory trust and registered open-end management investment company (the “Integrity Trust”).  The Integrity Dividend Harvest Fund is a currently operating series of the Integrity Trust.  The Integrity Short Term Government Fund is a newly organized series of the Integrity Trust that has been created solely for the purpose of completing the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund and will not commence operations prior to the closing of the Reorganization.

At a meeting held on July 27, 2019, the Target Trust Board approved a Plan on behalf of each Target Fund.  At a meeting held on August 2, 2019, the Board of Trustees of The Integrity Trust (the “Integrity Trust Board”) approved the Plan on behalf of each Acquiring Fund.  Forms of the Plans are included as Exhibit A and Exhibit B to this Joint Proxy Statement/Prospectus.

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations.  This document also serves as a prospectus for the offering and issuance of the shares of each Acquiring Fund to be issued in the Reorganizations.  The Statement of Additional Information (“SAI”) dated [•], 2019 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that it is legally considered to be part of this Joint Proxy Statement/Prospectus).  The Target Trust Board and the Integrity Trust Board have each determined that the use of this Joint Proxy Statement/Prospectus for the Special Meeting is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

Additional information concerning the Target Funds and the Acquiring Funds is contained in the documents described below, all of which have been filed with the SEC.  The Prospectus and Statement of Additional Information for the Target Trust and the Prospectus and Statement of Additional Information for the Integrity Trust are each incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as they relate to the Target Funds and the Integrity Dividend Harvest Fund.  No other parts of such documents are incorporated by reference herein.  Because the Integrity Short Term Government Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectuses, SAIs or annual or semi-annual reports are available at this time.

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Information About the Target Funds:	How to Obtain this Information:
Prospectus for the Target Funds, dated September 28, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-10401; 333-62298)	On file with the SEC (www.sec.gov) (Accession No. 0000894189-18-005341 filed September 25, 2018)
Statement of Additional Information for the Target Funds, dated September 28, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-10401; 333-62298)	On file with the SEC (www.sec.gov) (Accession No. 0000894189-18-005341 filed September 25, 2018)
Annual Report of the Target Funds, for the fiscal year ended May 31, 2019 (File Nos. 811-10401; 333-62298)	On file with the SEC (www.sec.gov) (Accession No. 0000898531-19-000410 filed August 2, 2019)

Information About the Acquiring Funds:	How to Obtain this Information:
Prospectus for the Integrity Trust, dated November 28, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-07322; 033-53698)	On file with the SEC (www.sec.gov) (Accession No. 0000893730-18-000058 filed November 28, 2018)
Statement of Additional Information for the Integrity Trust, dated November 28, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-07322; 033-53698)	On file with the SEC (www.sec.gov) (Accession No. 0000893730-18-000058 filed November 28, 2018)
Annual Report of the Integrity Trust, for the fiscal period ended July 31, 2018 (File Nos. 811-07322; 033-53698)	On file with the SEC (www.sec.gov) (Accession No. 0000893730-18-000040 filed September 21, 2018)
Semi-Annual Report of the Integrity Trust, for the period ended January 31, 2019 (File Nos. 811-07322; 033-53698)	On file with the SEC (www.sec.gov) (Accession No. 0000893730-19-000018 filed April 8, 2019)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov.  Copies of above-referenced documents relating to the Target Funds may also be obtained upon oral or written request without charge by calling (855) 637-3863 or by writing to M.D. Sass Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201.  Copies of the above-referenced documents relating to the Acquiring Funds may also be obtained upon oral or written request without charge by calling (800) 601-5593, on the Acquiring Funds’ website at https://integrityvikingfunds.com/Documents or by writing to The Integrity Funds, P.O. Box 759, Minot, North Dakota 58702.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

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An investment in the Acquiring Funds:

•         is not a deposit of, or guaranteed by, any bank

•         is not insured by the FDIC, the Federal Reserve Board or any other government agency

•         is not endorsed by any bank or government agency

•         involves investment risk, including possible loss of your original investment

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Table of Contents

Exhibit A:  Form of Agreement and Plan of Reorganization
(M.D. Sass Equity Income Plus Fund)................................................................................... A-1

Exhibit B:  Form of Agreement and Plan of Reorganization

-i-

Synopsis:  Background and General Summary

These questions and answers provide a brief overview of the key features of the Reorganizations and other matters typically of concern to shareholders considering a proposed combination of mutual funds.  These questions and answers are qualified in their entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, and in the documents incorporated by reference herein.

Q.        What is being proposed?

A.        M.D. Sass, LLC (“MDS”) and M.D. Sass Investors Services, Inc. (“MDSIS,” and together with MDS, “M.D. Sass”), the current investment advisers to the M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund, respectively, informed the Target Trust Board of its intent to reorganize its mutual fund advisory business. M.D. Sass and Viking Fund Management, LLC (“Viking Management”), investment adviser to the Integrity Viking family of mutual funds, entered into a Facilitation Agreement pursuant to which M.D. Sass has agreed to facilitate the reorganization of the Target Funds into the Acquiring Funds in exchange for certain payments to be paid by Viking Management to M.D. Sass following the closing of the Reorganizations (the “Transaction”).  In connection with the Transaction, M.D. Sass recommended, and the Target Trust Board approved, the reorganization of each of the Target Funds into a series of the Integrity Trust.  At the Joint Special Meeting of Shareholders on November 15, 2019, shareholders of each Target Fund are being asked to vote on a proposal to reorganize their Fund into a series of the Integrity Trust with a similar investment objective and principal investment policies.  The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions as well as the condition that shareholders of the M.D. Sass Equity Income Plus Fund must approve the Reorganization of their Fund.  Accordingly, if the Reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund will not take place.

Shareholders of record of each Target Fund as of the close of business on September 6, 2019 are entitled to notice of and are eligible to vote at the November 15, 2019 Special Meeting.  Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on January 17, 2020, or such other date as the parties may agree.

Q.        What is the recommendation of the Target Trust Board?

A.        The Target Trust Board believes that the Reorganization of each Target Fund is in the best interests of the Target Fund and recommends that shareholders of each Target Fund vote FOR approval of the Plan relating to the Reorganization of the Target Fund.

See “Information About the Reorganizations— Board Approval of the Reorganizations” for additional information regarding the Target Trust Board’s considerations.

Q.        How do the fees and expenses of the Funds compare?

A.        For each Reorganization, the advisory fee rate of the Acquiring Fund after the Reorganization will be the same as the advisory fee rate for the applicable Target Fund prior to the Reorganization.  Investor Class shares of the M.D. Sass Equity Income Plus Fund and Class A shares of the Integrity Dividend Harvest Fund have the same Rule 12b-1 fees.  Class A shares of the Integrity Dividend Harvest Fund are subject to a sales charge and a contingent deferred sales charge; however, M.D. Sass Equity Income Plus Fund shareholders will not pay any sales load, commission or other similar fee in connection with the Integrity Dividend Harvest Fund shares issued in the Reorganizations.

In addition, as of the most recent fiscal year end, the total annual fund operating expenses of each class of shares of the Integrity Dividend Harvest Fund, as a percentage of average net assets, are lower than the total annual fund operating expenses of the corresponding class of shares of the M.D. Sass Equity Income Plus Fund as of its most recent fiscal year end.  Pro forma annual fund operating expenses for Class I shares of the Integrity Short Term Government Fund, as a percentage of average net assets, are estimated to be the same as the annual fund operating expenses of Institutional Class shares of the M.D. Sass Short Term U.S. Government Agency Income Fund.

Each Target Fund has entered into an expense limitation agreement with M.D. Sass to waive its management fees and/or reimburse expenses to ensure that total annual fund operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.75% and 0.55% of each Target Fund’s average daily net assets, for the Equity Income Plus Fund and the Short Term U.S. Government Agency Income Fund, respectively, on an annual basis.  Similar to the Target Funds, each Acquiring Fund has entered into an expense limitation agreement with Viking Management to waive its management fees and/or reimburse expenses to ensure that total annual fund operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) does not exceed 0.95% and 0.70% of average daily net assets for Class A and Class I shares, respectively, of the Integrity Dividend Harvest Fund, and 0.55% of average daily net assets for Class I shares of the Integrity Short Term Government Fund.  Importantly, the expense limitation agreement for the Target Funds excludes Rule 12b-1 plan fees whereas the expense limitation agreement for the Acquiring Funds does not.  The expense limitation agreements are currently in effect until September 28, 2020 for the Target Funds, November 29, 2020 for the Integrity Dividend Harvest Fund.  If the Reorganizations are consummated, the Acquiring Funds have agreed to extend the term of the waiver for at least two years following the closing date.  Prior to such dates, a Fund’s expense limitation agreement may only be terminated or modified with the approval of the respective Fund’s Board.

Additional information regarding the pro forma fees and expenses for the Funds involved in each Reorganization can be found under the Synopsis for your Target Fund’s Reorganization.  Additional information regarding the terms of the expense limitation agreements can be found under “The Funds’ Management—Expense Limitation Agreement.”

Q.        How do the Funds’ investment objectives and principal investment strategies compare?

A.        The section of this Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization describes in detail the differences between the investment objectives and principal investment strategies of each Target Fund and the corresponding Acquiring Fund.

Q.        Who will manage the Acquiring Funds after the Reorganizations?

A.        With respect to the Integrity Dividend Harvest Fund, Viking Management currently serves as investment adviser to the Fund and will continue to serve as the investment adviser to the Fund after the Reorganization.  With respect to the Integrity Short Term Government Fund, the Integrity Trust Board has approved an Investment Management Agreement in which Viking Management will serve as the investment adviser to the Fund and an Investment Sub-Advisory Agreement in which MDSIS will serve as investment sub-adviser to the Fund following the Reorganization.  The M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund are managed by MDS or MDSIS, respectively, and do not employ sub-advisors.  For more information on Viking Management and MDSIS, please see the sections of the Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization and “The Funds’ Management.”

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Q.        What will happen to my existing shares?

A.        At the closing of the Reorganization, your Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the Acquiring Fund’s assumption of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan, and (ii) newly issued shares of the Acquiring Fund having a value as of the Valuation Time (as defined in the Plan) equal as of such time to the aggregate net assets of the Target Fund transferred to the Acquiring Fund.  Immediately after the Reorganization of your Target Fund, you will own shares of the corresponding Acquiring Fund with an aggregate net asset value as of the Valuation Time equal to the aggregate net asset value of the shares of the Target Fund that you held as of such time (although the number of shares and the net asset value per share may be different).

Q.        Will I have to pay federal income taxes as a result of my Target Fund’s Reorganization?

A.        Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund in their Target Fund’s Reorganization.

Prior to the closing of its Reorganization, M.D. Sass Equity Income Plus Fund expects to distribute all of its net investment income and net capital gains, if any.  All or a portion of such distribution may be taxable to the shareholders of M.D. Sass Equity Income Plus Fund and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless the shareholders are tax-advantaged accounts such as an individual retirement account (“IRA”) or 401(k) plan (in which case the owners of such accounts may be taxed upon withdrawal of their investment from such accounts).  The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares.

It is expected that approximately 54% of the portfolio securities of the M.D. Sass Equity Income Plus Fund will be sold after the Reorganization.  In addition, prior to the Reorganization all of the option positions of the M.D. Sass Equity Income Plus Fund are expected to terminate.  M.D. Sass Equity Income Plus Fund may realize gains when such positions terminate, which may increase the net investment income and net capital gains to be distributed by the Fund prior to the Reorganization.  No material changes to the portfolio of the M.D. Sass Short Term U.S. Government Agency Income Fund are expected after the Reorganization.  To the extent that portfolio investments received by an Acquiring Fund from a Target Fund in a Reorganization are sold after the Reorganization, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  The section of this Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations—Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

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Q.        Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.        No, you will not pay any sales load, commission or other similar fee in connection with the Acquiring Fund shares issued in the Reorganization of your Target Fund, and otherwise applicable investment minimums and shareholder eligibility requirements will not apply to Acquiring Fund shares issued in a Reorganization.

Q.        What if I redeem my shares before the Reorganization of my Target Fund takes place?

A.        If you choose to redeem your Target Fund shares before the Reorganization takes place, then the redemption will be treated as a normal redemption of shares and, generally, will be a taxable transaction.

Q.        How do the distribution policies of the Funds compare?

A.        Like the Target Funds, the Acquiring Funds intend to distribute substantially all of their income and capital gains to their shareholders quarterly for the Integrity Dividend Harvest Fund and monthly for the Integrity Short Term Government Fund.  After the Reorganizations, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in your Target Fund’s Reorganization or, if you have so elected, distributed in cash.  For more information, see the section entitled “Distributions and Taxes—Dividends and Capital Gain Distributions”.

Q.        How do I purchase, exchange and redeem shares after the Reorganizations?

A.        Following the Reorganizations, you will be part of the Integrity Viking family of mutual funds (the “Integrity Viking Funds”) and you will be able to purchase and redeem shares of your Fund in accordance with the policies of the Integrity Viking Funds.  You may also exchange shares of your Acquiring Fund for shares of other Integrity Viking Funds, subject to applicable policies and procedures of the Integrity Viking Funds.  These policies may differ in some respects from those of the M.D. Sass Funds. For more information, see the section entitled “Acquiring Fund Shares.”

Q.        Who will pay the costs of the Reorganizations?

A.        Viking Management and M.D. Sass or their respective affiliates will pay the costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and the preparation, printing and mailing of this Joint Proxy Statement/Prospectus.  The costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities) are estimated to be approximately $163,000 in the aggregate.  Integrity Dividend Harvest Fund will bear the transactional costs related to the purchase or sale of portfolio securities in connection with the Reorganization of the M.D. Sass Equity Income Plus Fund.

Q.        What is the required vote to approve each Reorganization?

A.        In order to take action at the Special Meeting, a quorum of shareholders of a Target Fund must be present.  The presence in person or by proxy of the shareholders entitled to cast one-third of the aggregate number of shares of each Target Fund entitled to vote as of the record date shall constitute a quorum for the purpose of voting on the proposal to approve each Reorganization.  Approval of each Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the Investment Company Act of 1940 (the “1940 Act”).  Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the shareholders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.

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Q.        What will happen if shareholders of one or more Target Funds do not approve the Reorganization or the Transaction is not completed?

A.        If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and the Target Trust Board will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund.  The closing of each Reorganization is subject to the satisfaction or waiver of all conditions under the applicable Plan, including that shareholders of the Target Fund approve the Reorganization and that the closing conditions of the Transaction, which include, among other conditions, that shareholders of M.D. Sass Equity Income Plus Fund approve the Reorganization, are satisfied or waived.  If the Reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund will not take place.

Q.        What will happen to my account options, such as my automatic investment plan?

A.        Your current election with respect to automatic investment plans and systematic withdrawal plans and distributions will be automatically enacted on your new account with Integrity Viking Funds.  Your current bank instructions on file with M.D. Sass Funds also will be enacted on your Integrity Viking Funds account.  You may be contacted after completion of the Reorganizations to confirm certain elections and account information.

Q.        When will the Reorganizations occur?

A.        The Reorganizations are expected to be completed on January 17, 2020, or such other date as the parties may agree.

Q.        Whom should I contact for more information?

A.        You can contact our proxy solicitor, Broadridge Financial Solutions, at 1-800-690-6903.

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Synopsis:  Reorganization of M.D. Sass Equity Income Plus Fund

Comparison of Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy and hold shares of the M.D. Sass Equity Income Plus Fund (previously defined as a “Target Fund,” and, as used in this Section, the “Target Fund”) and the pro forma fees and expenses that you may pay if you buy and hold shares of the Integrity Dividend Harvest Fund (previously defined as an “Acquiring Fund,” and, as used in this Section, the “Acquiring Fund”) after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Institutional Class and Investor Class shares of the Target Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended May 31, 2019.  Expenses for the Class I and Class A shares of the Acquiring Fund are based on the operating expenses incurred by each class of shares of the Fund as of the six months ended January 31, 2019 (annualized).  The pro forma fees and expenses for the Class I and Class A shares of the Acquiring Fund assume that the Reorganization had been completed at the beginning of the six month period ended January 31, 2019.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Redemption Fee	Exchange Fee
M.D. Sass Equity Income Plus Fund – Institutional Class Shares	None	None	None	None	None
Integrity Dividend Harvest Fund – Class I Shares	None	None	None	None	None
Integrity Dividend Harvest Fund – Class I Shares Pro Forma	None	None	None	None	None
M.D. Sass Equity Income Plus Fund – Investor Class Shares	None	None	None	None	None
Integrity Dividend Harvest Fund – Class A Shares	5.00%(1)	1.00%(1)	None	None	None
Integrity Dividend Harvest Fund – Class A Shares Pro Forma	5.00%(1)	1.00%(1)	None	None	None

(1)           No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization.

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ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	M.D. Sass Equity Income Plus Fund (Institutional Class Shares)	Integrity Dividend Harvest Fund (Class I Shares)	Integrity Dividend Harvest Fund Pro Forma (Class I Shares)
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	None	None	None
Shareholder Servicing Fees	None	None	None
Other Expenses	0.60%	0.55%	0.49%(1)
Acquired Fund Fees and Expenses(2)	0.01%	None	None(1)
Total Annual Fund Operating Expenses	1.36%	1.30%	1.24%
Fee Waiver and/or Expense Reimbursement	(0.60%)(3)	(0.60%)(4)	(0.54%)(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	0.70%	0.70%

(1)           Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been in effect during the six month period ended January 31, 2019.

(2)           Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds.  Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)           M.D. Sass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred sales charges, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.75% of the Fund’s average daily net assets through at least September 28, 2020.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Target Trust Board.  M.D. Sass may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account,  to exceed the lesser of:  (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(4)           Viking Management has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.70% of average daily net assets for Class I shares.  If the Reorganization is consummated, the Acquiring Fund has agreed to extend the term of the waiver for at least two years following the closing date.  Prior to these dates, the Acquiring Fund’s expense limitation agreement may only be terminated or modified with the approval of the Integrity Trust Board.  The Integrity Trust Board approved an amendment to the expense limitation agreement, effective November 28, 2018, entitling Viking Management to recoup such amounts waived or reimbursed for a period of up to three years from the fiscal year in which Viking Management waived fees or reimbursed expenses for the Fund.  The Fund will make repayments to Viking Management only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.  Amounts waived or reimbursed by Viking Management prior to November 28, 2018 are not eligible for recoupment.

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ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	M.D. Sass Equity Income Plus Fund (Investor Class Shares)	Integrity Dividend Harvest Fund (Class A Shares)	Integrity Dividend Harvest Fund Pro Forma (Class A Shares)
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Shareholder Servicing Fees	0.10%	None	None
Other Expenses	0.60%	0.55%	0.49%(1)
Acquired Fund Fees and Expenses(2)	0.01%	None	None(1)
Total Annual Fund Operating Expenses	1.71%	1.55%	1.49%
Fee Waiver and/or Expense Reimbursement	(0.60%)(3)	(0.60%)(4)	(0.54%)(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	0.95%	0.95%

(1)           Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been in effect during the six month period ended January 31, 2019.

(2)           Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds.  Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)           M.D. Sass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred sales charges, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.75% of the Fund’s average daily net assets through at least September 28, 2020.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Target Trust Board.  M.D. Sass may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account,  to exceed the lesser of:  (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(4)           Viking Management has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% of average daily net assets for Class A shares.  If the Reorganization is consummated, the Acquiring Fund has agreed to extend the term of the waiver for at least two years following the closing date.  Prior to these dates, the Acquiring Fund’s expense limitation agreement may only be terminated or modified with the approval of the Integrity Trust Board.    The Integrity Trust Board approved an amendment to the expense limitation agreement, effective November 28, 2018, entitling Viking Management to recoup such amounts waived or reimbursed for a period of up to three years from the fiscal year in which Viking Management waived fees or reimbursed expenses for the Fund.  The Fund will make repayments to Viking Management only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.  Amounts waived or reimbursed by Viking Management prior to November 28, 2018 are not eligible for repayment.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund and with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same.  These examples also assume that the expense limitation agreements will remain in place for the first year for the Target Fund and Acquiring Fund, and will remain in place for the first two years for the Acquiring Fund Pro Forma.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
M.D. Sass Equity Income Plus Fund – Institutional Class Shares	$77	$368	$682	$1,572
Integrity Dividend Harvest Fund – Class I Shares	$72	$359	$675	$1,615
Integrity Dividend Harvest Fund Pro Forma – Class I Shares	$72	$287	$589	$1,485
M.D. Sass Equity Income Plus Fund – Investor Class Shares	$102	$444	$810	$1,839
Integrity Dividend Harvest Fund – Class A Shares	$593	$917	$1,276	$2,340
Integrity Dividend Harvest Fund Pro Forma – Class A Shares	$593	$850	$1,194	$2,217

(1)                 For all share classes, the costs are the same if you held your shares or redeemed them at the end of each period indicated in the table.

Comparison of Performance

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  The bar chart for the Target Fund reflects performance of the Target Fund’s Institutional Class shares, whereas the bar chart for the Acquiring Fund reflects performance of the Acquiring Fund’s Class A shares.  Class A shares of the Acquiring Fund are subject to different class-level fees and expenses than Institutional Class shares of the Target Fund.  Specifically, Class A shares of the Acquiring Fund are subject to Distribution/Service (12b-1) Fees, whereas Institutional Class shares of the Target Fund are not subject to such class-level fees.

Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Updated performance information for the Target Fund is available on the Target Fund’s website at https://mdsassfunds.com or by calling (855) 637-3863.  Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at https://www.integrityvikingfunds.com or by calling (800) 276-1262.

M.D. Sass Equity Income Plus Fund—Institutional Class Shares(1)

Calendar Year Returns as of December 31

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(1)                   The returns shown in the bar chart are for Institutional Class shares.  The performance of the Investor Class shares will differ due to differences in expenses.

Best Quarter- 2nd Quarter, 2014: 5.88%	Worst Quarter- 4th Quarter, 2018: -8.67%

M.D. Sass Equity Income Plus Fund’s calendar year-to-date total return for Institutional Class shares as of June 30, 2019 was 11.73%.

Integrity Dividend Harvest Fund—Class A Shares

Best Quarter: 1st Quarter, 2013: 10.79%	Worst Quarter: 1st Quarter, 2019: 5.62%

Integrity Dividend Harvest Fund’s calendar year-to-date total return for Class A shares as of June 30, 2019 was 13.12%.

Average Annual Total Returns
For the periods ended December 31, 2018

M.D. Sass Equity Income Plus Fund	Inception Date	1 Year	5 Years	Since Inception
Institutional Class (return before taxes)	6/28/2013	-8.30%	0.78%	2.90%
Institutional Class (return after taxes on distributions)	6/28/2013	-8.83%	-0.11%	2.05%
Institutional Class (return after taxes on distributions and sale of fund shares)	6/28/2013	-4.58%	0.44%	2.09%
Investor Class (return before taxes)	6/28/2013	13.85%	0.73%	1.48%
CBOE S&P 500® BuyWrite Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	-4.77%	5.08%	6.07%

Integrity Dividend Harvest Fund	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	5/01/2012	9.99%	6.38%	8.62%
Class A (return after taxes on distributions)	5/01/2012	12.02%	4.71%	7.14%
Class A (return after taxes on distributions and sale of fund shares)	5/01/2012	7.63%	4.80%	6.69%
Class I (return before taxes)	8/01/2016	5.02%	N/A	4.30%
S&P 500® TR Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	4.38%	8.49%	11.38% (5/1/12) 8.32% (8/1/16)
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(1)           The CBOE S&P 500® BuyWrite Index is a passive total return index based on (1) buying an S&P 500® stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month.  The S&P call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out-of-the-money).  The S&P call is held until expiration and cash settled, at which time a new one-month, slightly out-of-the-money call is written.  It is not possible to invest directly in this index.

(2)           The S&P 500® TR Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value.  It is not possible to invest directly in this index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an IRA or a 401(k) plan, the after-tax returns do not apply to your situation.

Investment Objective and Principal Investment Strategies

The investment objective and principal investment strategies of the M.D. Sass Equity Income Plus Fund and the Integrity Dividend Harvest Fund, along with descriptions of certain differences between the Funds’ investment objectives and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment objectives and principal investment strategies, there are some differences.  In addition, the analytical tools, techniques and investment selection process used by Viking Management may differ from those used by MDS.

Each Fund’s investment objective is non-fundamental, and may be changed by the Fund’s Board without shareholder approval.  Shareholders of each Fund will be given at least 60 days’ notice before any such change is made.

	M.D. Sass Equity Income Plus Fund (Target Fund)	Integrity Dividend Harvest Fund (Acquiring Fund)	Differences
Investment Objective:	The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.	The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.	Similar.
Principal Investment Strategy:

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in equity securities with a minimum market capitalization needed to be included in the Russell 1000® Large Cap Value Index.(1) The Fund will typically invest in the securities of large capitalization companies (market capitalization in excess of $10 billion), and medium capitalization companies (market capitalization between $2 billion and $10 billion).  The Fund’s investments in equity securities will consist primarily of common stock, but may also include convertible securities and securities of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund may also purchase securities of companies that are offered in an initial public offering (“IPO”).

To pursue its objective, the Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities, including common stock and preferred stock, of companies.  Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size.

Both Funds have historically invested primarily in large cap companies; however, the Target Fund has a policy of investing 80% of its net assets in large cap stocks whereas the Acquiring Fund’s investment in large cap stocks is a residual of the investment process.  The Target Fund may also purchase securities in an IPO, whereas the Acquiring Fund does not.

Issuer Dividend Policy:	The Fund invests primarily in a diversified portfolio of dividend paying common stocks.	Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years.(2)	Similar; however, the Acquiring Fund seeks to invest in issuers with specific dividend attributes; the Target Fund has no similar policy.
Derivatives

M.D. Sass will seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the call options, the Fund will periodically buy put options on equity security indices.  From time to time, the Fund may reduce or eliminate its holdings of put options, resulting in an increased exposure to a market decline.

		None.	Unlike the Target Fund, the Acquiring Fund does not write covered call or buy put options and the Target Fund will terminate such positions prior to the closing of the Reorganization.
Non-U.S. Investments:

The Fund may invest in equity securities of large-cap and mid-cap foreign companies.  The Fund’s investments in equity securities of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

		The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock.	Similar; however, Acquiring Fund has a maximum limit.
Sector or Industry Focus:	The Fund may not invest in the securities of any one industry if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry.	While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.	The Acquiring Fund may, to a greater extent than the Target Fund, make significant investments in certain sectors.
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(1)           As of July 31, 2019, the minimum market capitalization for inclusion in the Russell Large Cap Value Index was $1.2 billion.

(2)           In determining whether a company has increased its dividend for a period of at least 10 years, the Fund’s portfolio management team will account for the effect of any stock splits or spin-offs and exclude special dividends.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  To construct the Target Fund’s investment portfolio, MDS selects investments by identifying dividend-paying companies that MDS believes are undervalued, and whose fair value, as determined by MDS, exceeds its current market price.  MDS may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive total return potential.  Additionally, MDS will generally reduce the Target Fund’s position in a security if the market value of the security exceeds 5% of the Target Fund’s assets.

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Acquiring Fund.  In selecting securities, the Acquiring Fund’s portfolio management team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility.  The Acquiring Fund’s portfolio management team emphasizes dividend yield in selecting stocks for the Acquiring Fund because the portfolio management team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.  The Acquiring Fund’s portfolio management team may consider selling a security if, among other considerations, the issuer’s business fundamentals have deteriorated or the issuer fails to raise its dividend.

While the portfolio management team of each Fund seeks to identify dividend-paying companies for investment, the factors and considerations taken into account by each Fund’s portfolio management team may differ and result in different investment decisions.

Summary Comparison of Principal Risks

With limited exceptions, the Target Fund is subject to the same principal risks as those of the Acquiring Fund, as both Funds have a similar investment objective and principal investment strategies, although the disclosure of those risks may vary between the Funds.  An investment in each Fund is subject to General Market Risk, Management Risk, Equity Market Risk, Large-Cap Companies Risk, Mid-Cap Companies Risk, Shares of Other Investment Companies Risk, Exchange-Traded Fund Risk, Foreign Securities Risk and Cybersecurity Risk.  An investment in the Target Fund is also subject to Focused Portfolio Risk, Options Risk, Covered Call Option Risk, Index Put Option Purchase Risk, Convertible Securities Risk, Initial Public Offering Risk and Tax Risk.  An investment in the Acquiring Fund is also subject to Sector Risk, Preferred Stock Risk, Small-Cap Companies Risk, Dividend-Paying Stock Risk and Valuation Risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Management of the Funds

MDS is the investment adviser to the Target Fund.  The portfolio managers of the Target Fund are Ari Sass and Martin D. Sass.

Viking Management is the investment adviser to the Acquiring Fund.  The portfolio managers of the Acquiring Fund are Shannon D. Radke, Josh Larson, Michael Morey and Trey Welstad.

After the Reorganization, Viking Management will continue to serve as the investment adviser to the Integrity Dividend Harvest Fund and MDS will have no involvement in the management of the Fund.  For additional information regarding the adviser and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Adviser,” “The Funds’ Management—Investment Sub-Adviser” and “The Funds’ Management—Portfolio Managers.”

Portfolio Turnover

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended May 31, 2019, the Target Fund’s portfolio turnover rate was 71.47% of the average value of its portfolio.  During the six months ended January 31, 2019, the portfolio turnover rate of the Acquiring Fund was 23.15% of the average value of its portfolio.

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Repositioning

It is expected that approximately 54% of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning is uncertain.  The Acquiring Fund may recognize gains or losses as a result of such sales, which may result in taxable distributions to shareholders of the Acquiring Fund (including former Target Fund shareholders).  In addition, prior to the closing of the Reorganization, the Target Fund will allow all existing options positions to expire.  The Target Fund may recognize a gain or loss when such positions terminate, which may increase or decrease the amount distributed as a taxable dividend to the Target Fund shareholders prior to the Reorganization.  See “Federal Income Tax Consequences of the Reorganization.”  As a result of the repositioning, the Acquiring Fund’s brokerage costs may be higher than they otherwise would have been.  Additional securities may be sold over time in the ordinary course of business.

If the Reorganization had been completed as of January 31, 2019 and the Acquiring Fund had sold 54% of the investments held in the Target Fund’s portfolio (other than options positions) as of January 31, 2019, it is estimated that such sales would have resulted in realized gains of $1,582,000, or $0.12 per share of the combined Acquiring Fund.  All or a portion of such gain may be offset by the Target Fund’s or Acquiring Fund’s available capital loss carryforwards, if any, subject to the limitations contained in the Internal Revenue Code of 1986, as amended.  To the extent such gain cannot be offset by capital loss carryforwards, such gain may result in taxable distributions to shareholders of the Acquiring Fund (including former Target Fund shareholders). See “Federal Income Tax Consequences of the Reorganization.”  The brokerage costs expected to result from the repositioning would be expected to total approximately $14,700 in aggregate, or $0.001 per share of the combined Acquiring Fund.  The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

Purchase and Sale of Fund Shares

For both the Target Fund and the Acquiring Fund, you may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business.  You may purchase, redeem, or exchange shares of a Fund either through a financial advisor or directly from the Fund.  For Target Fund shares, the minimum initial investment in or exchange into the Target Fund is $1,000,000 or $2,500 for Institutional Class and Investor Class shares, respectively.  The minimum subsequent investment for Target Fund shares is $25,000 or $1,000 for Institutional Class and Investor Class shares, respectively.  The Acquiring Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation, subject to sixty days advance notification to the shareholder before the account is redeemed.  The Target Fund does not reserve a similar right to redeem shareholder accounts with assets below the minimum initial investment requirement.

The minimum initial purchase or exchange into each class of the Acquiring Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).  The minimum subsequent investment is $50.  The Acquiring Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion.  Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Shares of the Target Fund may be exchanged for shares of the same class of the M.D. Sass Short Term U.S. Government Agency Income Fund.  Shares of the Acquiring Fund may be exchanged for shares of the same class of any fund in the Integrity Viking Funds offering the same share class.  For all Funds, exchange purchases are subject to eligibility requirements and investment minimums of the fund being purchased.

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Additional information regarding buying, selling, and exchanging Acquiring Fund shares is provided the sections entitled “How to Buy Acquiring Fund Shares” and “How to Sell Acquiring Fund Shares.”

Distributions

The Target Fund and the Acquiring Fund each distribute net investment income, if any, quarterly and distributes net realized capital gains, if any, annually.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

To the extent that portfolio investments received by the Acquiring Fund from the Target Fund in the Reorganization are sold after the Reorganization, including any sales resulting from the repositioning, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund after the Reorganization).  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.

Additional information is provided in the section entitled “Material Federal Income Tax Consequences.”

15

Synopsis:  Reorganization of M.D. Sass Short Term U.S. Government Agency Income Fund

Comparison of Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy and hold shares of the M.D. Sass Short Term U.S. Government Agency Income Fund (previously defined as a “Target Fund,” and, as used in this Section, the “Target Fund”) and the pro forma fees and expenses that you may pay if you buy and hold shares of the newly formed Integrity Short Term Government Fund (previously defined as an “Acquiring Fund,” and, as used in this Section, the “Acquiring Fund”) after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund, but actual expenses may be greater or less than those shown.  Expenses for the Institutional Class shares of the Target Fund are based on the operating expenses incurred by the shares of the Fund for the fiscal year ended May 31, 2019.  The Acquiring Fund is a newly formed series of the Integrity Trust and will commence operations upon the closing of the Reorganization.  Pro forma fees and expenses are estimated for the Acquiring Fund based on assets of the Target Fund as of May 31, 2019.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Redemption Fee	Exchange Fee
M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class Shares	None	None	None	None	None
Integrity Short Term Government Fund – Class I Shares Pro Forma	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	M.D. Sass Short Term U.S. Government Agency Income Fund (Institutional Class Shares)	Integrity Short Term Government Fund Pro Forma (Class I Shares)
Management Fees	0.30%	0.30%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.94%	0.56%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.26%	0.88%
Fee Waiver and/or Expense Reimbursement	(0.69%)(3)	(0.31%)(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	0.57%
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(1)           Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been in effect during the twelve month period ended May 31, 2019.

(2)           Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds.  Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)           M.D. Sass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred sales charges, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.55% of the Fund’s average daily net assets through at least September 28, 2020.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Target Trust Board.  M.D. Sass may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account,  to exceed the lesser of:  (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(4)           Effective upon consummation of the Reorganization, Viking Management has contractually agreed to waive fees and reimburse expenses for at least two years from the closing date of the Reorganization so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.55% of average daily net assets for Class I shares.  This expense limitation agreement may only be terminated or modified prior to its stated termination date with the approval of the Integrity Trust Board.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same.  These examples also assume that the expense limitation agreements will remain in place for the first year for the Target Fund, and will remain in place for the first two years for the Acquiring Fund Pro Forma.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class Shares	$56	$325	$615	$1,439
Integrity Short Term Government Fund – Class I Shares Pro Forma	$58	$219	$433	$1,069

(1)           The costs are the same if you held your shares or redeemed them at the end of each period indicated in the table.

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Comparison of Performance

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance.  The Target Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future.  Updated performance information for the Target Fund is available on the Target Fund’s website at http://www.mdsassfunds.com/ or by calling (855) 637-3863.

M.D. Sass Short Term U.S. Government Agency Income Fund—Institutional Class Shares

Institutional Class Shares
Calendar Year Returns as of December 31

Best Quarter- Second Quarter, 2018: 1.42%	Worst Quarter- Fourth Quarter, 2019: -0.93%

The M.D. Sass Short Term U.S. Government Agency Income Fund’s calendar year-to-date total return for Institutional Class shares as of June 30, 2019 was 2.41%.

Average Annual Total Returns
For the Periods Ended December 31, 2018

M.D. Sass Short Term U.S. Government Agency Income Fund	Inception Date	1 Year	5 Years	Since Inception
Institutional Class (return before taxes)	6/30/2011	2.19%	1.07%	1.10%
Institutional Class (return after taxes on distributions)	6/30/2011	0.67%	-0.06%	0.20%
Institutional Class (return after taxes on distributions and sale of fund shares)	6/30/2011	1.29%	0.31%	0.45%
The BofA Merrill Lynch 1-3 Year US Treasury Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.58%	0.81%	0.74%

(1)           The BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an IRA or a 401(k) plan, the after-tax returns do not apply to your situation.

Comparison of Investment Objective and Principal Investment Strategies

The investment objective and principal investment strategies of the Target Fund and Acquiring Fund, along with descriptions of certain differences between the Funds’ investment objective and principal investment strategies, are set forth in the table below and are substantially the same.

Each Fund’s investment objective is non-fundamental, and may be changed by the Fund’s Board of Trustees without shareholder approval.  Shareholders of each Fund will be given at least 60 days’ notice before any such change is made.

	M.D. Sass Short Term U.S. Government Agency Income Fund	Integrity Short Term Government Fund Pro Forma	Differences
Investment Objective:	The Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.	The Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.	None.
Principal Investment Strategy:

To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac, as defined below), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.

To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency MBS and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac, as defined below), and CMOs, backed by U.S. Government and agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.

None.
Duration:

Under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range between 1 and 3 years.  Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates.

Under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range between 1 and 3 years.  Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates.

None.
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Additional Information About the Funds’ Principal Investment Strategies

The Funds may also invest in U.S. Treasury bills.  The securities held by the Funds may be fixed or variable rate obligations.  The Funds may also purchase securities on a when-issued or delayed-delivery basis.

To construct the Funds’ investment portfolio, MDSIS utilizes a process based on rigorous quantitative tests.  These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security’s sensitivity to cash flow risk.  The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior.  MDSIS’ process is primarily structured to create value through intensive (i.e. bottom‑up) security selection, portfolio construction and relative value trading.  Top-down macro issues and factors are incorporated into the process when considered by MDSIS to be appropriate.  MDSIS may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields.

Summary Comparison of Principal Risks

With limited exceptions, the Target Fund is subject to the same principal risks as those of the Acquiring Fund as both Funds have the same investment objective and principal investment strategies, although the disclosure of those risks may vary between the Funds.  An investment in each Fund is subject to General Market Risk, Management Risk, Fixed Income Securities Risk (including Credit Risk, Interest Rate Risk and Income Risk), Issuer/U.S. Government Securities Risk, Mortgage-Backed Securities Risk, Variable Rate Securities Risk, Liquidity Risk, When Issued Securities Risk, High Portfolio Turnover Risk, LIBOR Transition Risk and Cybersecurity Risk.  Variable Rate Securities Risk, LIBOR Transition Risk and Valuation Risk are listed as separate risk factors for the Acquiring Fund because said risks are not separately disclosed in the Target Fund’s prospectus.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

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Management of the Funds

MDSIS is the investment adviser to the Target Fund.  The portfolio managers of the Target Fund are Dominic Bruno, Lipkee Lu, Steve Clancy and Nancy Persoons.

After the Reorganization, Viking Management will serve as the investment adviser and MDSIS will serve as the investment sub-adviser to the Acquiring Fund.  The portfolio managers are expected to remain the same.  For additional information regarding the adviser, sub-adviser and portfolio manager listed above, please see the section entitled “The Funds’ Management—Investment Adviser,” The Funds’ Management—Investment Sub-Adviser” and “The Funds’ Management—Portfolio Managers.”

Portfolio Turnover

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended May 31, 2019, the Target Fund’s portfolio turnover rate was 15.24% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.

Repositioning

Because MDSIS will continue to manage the portfolio investments of the Acquiring Fund following the Reorganization, no material portfolio turnover is expected following the closing of the Reorganization.

Purchase and Sale of Fund Shares

For both the Target Fund and the Acquiring Fund, you may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business.  You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.  For Target Fund shares, the minimum initial investment in or exchange into the Target Fund is $1,000,000 for Institutional Class shares and the minimum subsequent investment is $25,000 for Institutional Class shares.  The minimum initial purchase or exchange into each class of the Acquiring Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).  The minimum subsequent investment is $50.  The Acquiring Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion.  Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

The Acquiring Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation, subject to sixty days advance notification to the shareholder before the account is redeemed.  The Target Fund does not reserve a similar right to redeem shareholder accounts with assets below the minimum initial investment requirement.

Shares of the Target Fund may be exchanged for shares of the same class of the M.D. Sass Equity Income Plus Fund.  Shares of the Acquiring Fund may be exchanged for shares of the same class of any fund in the Integrity Viking Funds offering the same share class.  For all Funds, exchange purchases are subject to eligibility requirements and investment minimums of the fund being purchased.

21

Additional information regarding buying, selling, and exchanging Acquiring Fund shares is provided the sections entitled “How to Buy Acquiring Fund Shares” and “How to Sell Acquiring Fund Shares.”

Distributions

The Target Fund and the Acquiring Fund each distribute net investment income, if any, monthly and distributes net realized capital gains, if any, annually.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  Additional information is provided in the section entitled “Material Federal Income Tax Consequences.”

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Principal Risks

Risk is inherent in all investing.  Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment.  An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Before you invest in a Fund, you should consider its principal risks.

With limited exceptions, each Target Fund is subject to the same principal risks as those of its corresponding Acquiring Fund as each pair of Funds has a substantially similar investment objective and principal investment strategies, although the disclosure of those risks may vary between the Funds.  Variable Rate Securities Risk, LIBOR Transition Risk, and Valuation Risk are listed as separate risk factors for the Integrity Short Term Government Fund because said risks are not separately disclosed in the M.D. Sass Short Term U.S. Government Agency Income Fund’s prospectus.  The term “Fund” in this “Principal Risks” section refers to the Target Funds and the Acquiring Funds following the Reorganizations, unless the context requires otherwise.

	Equity Income Funds		Short-Term Government Funds
	M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund	M.D. Sass Short Term U.S. Government Agency Income Fund	Integrity Short Term Government Fund
General Market Risk.	X	X	X	X
Management Risk.	X	X	X	X
Fixed Income Securities Risk (including Credit Risk, Interest
Rate Risk and Income Risk).			X	X
Issuer/U.S. Government Securities Risk.			X	X
Mortgage-Backed Securities Risk.			X	X
Variable Rate Securities Risk.				X
LIBOR Transition Risk				X
Liquidity Risk.			X	X
Focused Portfolio Risk.	X
Sector Risk.		X
Preferred Stock Risk.		X
Equity Market Risk.	X	X
Large-Cap Companies Risk.	X	X
Mid-Cap Companies Risk.	X	X
Small-Cap Companies Risk.		X
Options Risk.	X
Covered Call Option Risk.	X
Index Put Option Purchase Risk.	X
Convertible Securities Risk.	X
When-Issued Securities Risk.			X	X
Dividend-Paying Stock Risk.		X
High Portfolio Turnover Risk.			X	X
Shares of Other Investment Companies Risk.	X	X
Exchange-Traded Fund Risk.	X	X
Initial Public Offering Risk.	X
Tax Risk.	X
Foreign Securities Risk.	X	X
Cybersecurity Risk.	X	X	X	X
Valuation Risk.		X		X
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Fixed Income Security Risks

Credit Risk.  If an issuer defaults, the Fund may lose money.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns.  A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its debt obligations due to factors including an unfavorable market response or a resulting increase in the company’s debt.  Added debt may reduce significantly the credit quality and market value of a company’s debt obligations.  High yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment grade securities.

Interest Rate Risk.  When interest rates rise, the prices of bonds fall.  A wide variety of factors can cause interest rates to rise, including, among others, central bank monetary policies and inflation rates.  Generally, the longer the maturity of a bond, the more sensitive it is to this risk.  Falling interest rates may also lead to a decline in the Fund’s income.  These risks are greater during periods of rising inflation.  Volatility in interest rates and in the fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.  A rise in interest rates could also cause investors to rapidly move out of fixed income securities, which may increase redemptions in the Fund and subject the Fund to increased liquidity risk.  A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Income Risk.  Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates.  This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Issuer/U.S. Government Securities Risk.  Securities issued by U.S. Government Agencies and instrumentalities have different levels of U.S. Government credit support.  Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. Government.  U.S. Government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by acts of Congress, but their securities are neither issued nor guaranteed directly by the U.S. Government.  However, in September 2008, at the discretion of the U.S. Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency, an independent regulator.  Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac during times of financial distress, and has stated that it intends to provide sufficient financial support in the future to enable Fannie Mae and Freddie Mac to honor all of their obligations, per the February 11, 2011 “Reforming America’s Housing Finance Market” report released by the U.S. Treasury, no assurance can be given that the U.S. Government will always do so.  Investors should remember that guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the MDSIS’ success and other market conditions.

24

Mortgage-Backed Securities Risk.  Mortgage-backed securities are subject to the risks generally associated with fixed income securities listed above.  The risk of prepayment is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates.  Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales.  The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates.  The risk of prepayment may also decrease the value of mortgage-backed securities.  The value of these securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Liquidity Risk.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

When-Issued Securities Risk.  The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  When-issued securities involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when the Fund engages in when-issued transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

Variable Rate Securities Risk.  Variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based.  There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances.  In a rising interest rate environment, for example, a variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner.  However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.  Certain variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR.  Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level.  However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

25

LIBOR Transition Risk.  Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR).  The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021.  There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.  The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR.  The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges.  Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Equity Security Risks

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including:  expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Large-Cap Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies Risk.  Generally, mid-cap companies may have more potential for growth than companies with larger market capitalizations.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Fund.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies.  Therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Companies Risk.  The securities of small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  Small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks become.

Dividend-Paying Stock Risk.  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.  Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.  In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies.  The Fund’s focus on dividend-paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities.

26

Preferred Stock Risk.  The Fund may invest in preferred stocks.  Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

•         Deferral and Omission Risk.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•         Credit and Subordination Risk.  Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.  Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•         Interest Rate Risk.  Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•         Call, Reinvestment and Income Risk.  During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk.  The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk.  Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

•         Liquidity Risk.  Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•         Limited Voting Rights Risk.  Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  Hybrid-preferred security holders generally have no voting rights.

•         Special Redemption Rights Risk.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

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Shares of Other Investment Companies Risk.  The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Federal law generally prohibits a fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Exchange-Traded Funds Risk.  The Fund may purchase ETF shares.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:  (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Focused Portfolio Risk.  The Fund invests in a limited number of companies.  Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

Sector Risk.  To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Additional Risks

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company.  As a result of this volatility, many of the following risks associated with an investment in a Fund may be increased.  Continuing market problems may have adverse effects on a Fund.

Management Risk.  The ability of a Fund to meet its investment objective is directly related to the investment adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the investment adviser’s research, analysis and asset allocation among portfolio securities.  If the investment adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

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High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading of its portfolio securities.  High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.  The sale of Fund portfolio securities may result in the realization of greater amounts of capital gains or losses, and may result in larger capital gain distributions to shareholders, as compared to a fund with less active trading policies.  The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Foreign Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable operational or financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.

Foreign securities include ADRs and GDRs, dollar-denominated foreign securities and securities purchased directly on foreign exchanges.  ADRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.  ADRs are U.S. dollar denominated.  GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.  Foreign securities, including ADRs and GDRs, may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid or accrued unless it meets certain requirements regarding the percentage of its total assets invested in stocks or securities of foreign corporations; the Fund does not expect to be able to meet these requirements.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, the Funds and their shareholders could be negatively impacted.

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Valuation Risk.  The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Additional Risks of M.D. Sass Equity Income Plus Fund (Not applicable to the Acquiring Funds)

Options Risk.  Options contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities.  Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.  If M.D.  Sass incorrectly forecasts the value of securities in using an option contract, the Fund might have been in a better position if the Fund had not entered into the contract.  In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

Covered Call Option Risk.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.  There is no assurance that a closing transaction on a call option can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Index Put Option Purchase Risk.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund.

Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered in an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Tax Risk.  Call option premiums received by the Fund will be recognized upon the exercise, lapse, sale or other disposition of the option.  The call options employed by the Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby potentially giving rise to “straddles” under federal income tax rules.  The straddle rules may require the Fund to defer certain losses on positions within a straddle, and to terminate or suspend the Fund’s holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for the receipt of “qualified dividend” income from the investment.  As a result, the Fund cannot assure any level of regular distributions of investment company taxable income (income other than net capital gain) and cannot assure you as to any level of distributions of net capital gain.

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The Fund expects to generate premiums from the writing of call options.  The Fund will recognize a short-term capital gain in an amount equal to the premium received upon the expiration of an option that it has written.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to either short-term or long-term capital gains or losses.  Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains.  Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things:  (i) treat dividends that would otherwise constitute “qualified dividend” income taxed at lower rates as non-qualified dividend income taxed at higher rates; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund; (v) convert long-term capital gain taxed at lower rates into short-term capital gain or ordinary income taxed at higher rates; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

Information About the Reorganizations

Reasons for the Reorganizations

M.D. Sass, the current investment adviser to the Target Funds, entered into a Facilitation Agreement to facilitate the reorganization of the Target Funds into the Acquiring Funds in exchange for certain consideration following the closing of the Reorganizations (previously defined as the “Transaction”).  Completion of the Transaction is subject to the satisfaction or waiver of certain conditions to the closing of the Transaction, including shareholder approval of the Reorganization of the M.D. Sass Equity Income Plus Fund.  If the Reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund will not take place.

Board Approval of the Reorganizations

The Target Trust Board considered the proposed Reorganizations and the Plans associated therewith at a board meeting held on July 22, 2019.  At the meeting, the Target Trust Board reviewed and considered various information provided by M.D. Sass and Viking Management relating to the Reorganizations, and considered, among other things, the factors discussed below, in light of their fiduciary duties under federal and state law.  After careful consideration, the Target Trust Board, including all trustees who are not “interested persons” under the 1940 Act of the Target Trust, M.D. Sass or its affiliates, with the advice and assistance of counsel, determined that the Plans would be in the best interests of each of the Target Funds and their shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganizations.  The Board approved the Plans relating to the Reorganizations and recommends that the shareholders of each Target Fund vote in favor of the Plan relating to the Reorganization of the corresponding Target Fund.

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In determining whether to approve the Plans and to recommend approval of the Plans to shareholders of each Target Fund, the Target Trust Board considered the following, among other things and in no order of priority:

(1) the terms and conditions of the Reorganizations, including the anticipated tax-free nature of the transaction for each Target Fund and its shareholders;

(2) that the investment objectives, strategies and restrictions of the M.D. Sass Short Term U.S. Government Agency Income Fund and the Integrity Short Term Government Fund are substantially the same;

(3) that the investment objectives, strategies and restrictions of the M.D. Sass Equity Income Plus Fund and the Integrity Dividend Harvest Fund have similar investment strategies, with some differences as described under the heading “Reorganization of M.D. Sass Equity Income Plus Fund – Investment Objective and Principal Investment Strategies” above;

(4) that MDS, which currently serves as the investment adviser for the M.D. Sass Equity Income Plus Fund, will have no involvement in the management of the corresponding Acquiring Fund, the Integrity Dividend Harvest Fund, following the Reorganization;

(5) that MDSIS, which currently serves as the investment adviser for the M.D. Sass Short Term U.S. Government Agency Income Fund, will serve as the investment sub-adviser for the corresponding Acquiring Fund, the Integrity Short Term Government Fund, and the same portfolio managers will continue to provide day-to-day portfolio management for the Acquiring Fund following the Reorganization;

(6) the relative size of each Target Fund and the corresponding Acquiring Fund;

(7) that each Target Fund’s share classes will be mapped to classes of the corresponding Acquiring Fund and the impact of the Reorganizations on the rights and privileges of the shareholders of each class of the Target Funds as compared to those they will be subject to as shareholders of the corresponding classes of the Acquiring Funds;

(8) that the management fees to be paid to Viking Management under the Acquiring Funds’ investment advisory agreements will be the same as those paid to each of MDSIS and MDS under the Target Funds’ current investment advisory agreements and that Viking Management has agreed that the fees and expenses of the Acquiring Funds will be capped, pursuant to an expense limitation agreement, to the extent necessary so that the fees and expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.70% and 0.95% of the average daily net assets for Class I and Class A shares of the Integrity Dividend Harvest Fund, respectively, and 0.55% of the average daily net assets for Class I shares of the Integrity Short Term Government Fund, until at least two years from the closing date of the Reorganizations;

(9) that the Target Funds and the Acquiring Funds will not bear the costs to be incurred in connection with the Reorganizations, except for certain portfolio repositioning costs which will be paid by the Integrity Dividend Harvest Fund, as described under the heading “Reorganization of M.D. Sass Equity Income Plus Fund – Repositioning” above;

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(10) that M.D. Sass will receive consideration from Viking Management, and not from the Acquiring Funds, based on the amount of assets of the M.D. Sass Equity Income Plus Fund that remain invested in the corresponding Acquiring Fund following the Reorganization and the Integrity Trust Board and Viking Management have agreed to comply with the applicable provisions of Section 15(f) of the 1940 Act, as summarized under “Information about the Reorganizations – Agreement and Plan of Reorganization” below;

(11) that the interests of the shareholders of each of the Target Funds will not be diluted as a result of the Reorganizations; and

(12) the possible alternatives to the Reorganizations, including continuing to operate a Target Fund as a stand-alone fund, reorganizing a Target Fund into another mutual fund or liquidating a Target Fund (which would impose transaction and other costs and would not be tax free).

Based on the foregoing and additional information presented at the board meeting held on July 22, 2019, the Target Trust Board approved the Plans relating to the Reorganizations and recommends that the shareholders of each Target Fund vote “FOR” the approval of the Plan relating to the Reorganization of the corresponding Target Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plans, forms of which are set forth in Exhibit A and Exhibit B.  Each Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for voting shares of beneficial interest of the Acquiring Fund, as described in the Plan, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund (except for certain excluded liabilities).  The Reorganizations are expected to close on January 17, 2020, or such other date as may be agreed upon by the parties (the “Closing Date”).

For each Reorganization, the Plan provides that the computation of net asset value generally will be made in accordance with valuation procedures of the Acquiring Funds adopted by the Integrity Trust Board.  Target Fund shareholders will receive the number of shares of the Acquiring Fund with the same aggregate value as they held in the Target Fund, in each case determined as of the Valuation Time.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Acquiring Fund shares of which this Joint Proxy Statement/Prospectus is a part, approval of the Plan by the Target Trust Board, by the Integrity Trust Board and by shareholders of the Target Fund.  The Plan may be terminated (1) by the mutual agreement of the parties to the Plan; (2) at or prior to the closing by either party (a) because of a breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days of notification of such breach and prior to the closing, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met.  The Plan may be amended, modified or supplemented only in writing by the parties to the Plan.

The completion of each Reorganization is subject to completion of the Transaction as well as the satisfaction or waiver, to the extent legally permissible, of the conditions set forth in the Plan applicable to the Reorganization.  Completion of the Transaction requires, among other conditions, that shareholders of the M.D. Sass Equity Income Plus Fund approve the Plan.  If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and the Target Trust Board will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund.  If the Reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund will not take place.

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Viking Management and M.D. Sass are obligated under the Plan to pay the expenses associated with each Reorganization, regardless of whether the Reorganization is consummated.  The costs of the Reorganizations will not be borne by the Funds or their shareholders.  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by either Acquiring Fund as a result of, or in connection with, the issuance of Acquiring Fund shares in the Reorganizations.

Pursuant to the Plans, the Integrity Trust has represented that at least 75% of its members are not interested persons of Viking Management or M.D. Sass and has also agreed, for a period of three years following the closing of the Reorganizations, to fill any board vacancies in a manner so that the Integrity Trust Board will satisfy this requirement.  Viking Management has also agreed, subject to its fiduciary duties, that neither it nor any of its affiliates will recommend that the Integrity Trust Board take any action that could reasonably be deemed to result in an “unfair burden” on the Acquiring Funds in connection with the Reorganizations as that term is defined in Section 15(f) of the 1940 Act.

Description of the Securities to be Issued

Shareholders of each Target Fund as of the closing will receive full and fractional Class I or Class A shares of the corresponding Acquiring Fund in accordance with the terms of the Plan.  The shares of each Acquiring Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued.  Shares of the Acquiring Fund to be issued in a Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Target Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of shareholder, including, but not limited to:   an insurance company; a tax-exempt or tax-advantaged plan, account, entity or organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; investors with “applicable financial statements” within the meaning of Section 451(b) of the Code; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

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(i)         The transfer by the Target Fund of all its Assets (as defined in the Plan) to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Target Fund’s Liabilities (as defined in the Plan), immediately followed by the pro rata distribution of all the shares of the Acquiring Fund so received by the Target Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the Target Fund’s Liabilities.

(iii)       No gain or loss will be recognized by the Target Fund upon the transfer of all its Assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)       No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)        The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(vi)       The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(vii)      The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)     The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such Assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquiring Fund, a Target Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would realize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

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Prior to the closing of each Reorganization, the Target Fund may declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryover and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A)).  All or a portion of this distribution may be taxable to shareholders who are subject to federal income tax.  Additional distributions may be made if necessary.  All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash.  Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

To the extent that, after a Reorganization, an Acquiring Fund sells portfolio assets received from a Target Fund in the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Acquiring Fund’s basis in such assets.  Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquiring Fund’s shareholders as capital gain dividends.  Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as net investment income taxable at ordinary income tax rates.  All such distributions would be made during or with respect to the Acquiring Fund’s taxable year in which the sale occurs and would be taxable to shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund after the Reorganization) who are subject to federal income tax.

After each Reorganization, the Acquiring Fund’s ability to use the Target Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations.  Each Target Fund had capital loss carryovers as of the most recent fiscal year end.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Target Fund at the time of its Reorganization.

As of May 31, 2019 for the Target Funds and January 31, 2019 for the Acquiring Funds, each Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Capital Losses to be carried forward (no expiration)	Capital Losses to be carried forward with an Expiration Date	Expiration Date
M.D. Sass Equity Income Plus Fund	$8,657,510 (short-term)	$0	—
Integrity Dividend Harvest Fund	$0	$0	—
M.D. Sass Short Term U.S. Government Agency Income Fund	$3,934,738 (short-term); $813,150 (long-term)	$0	—
Integrity Short Term Government Fund	N/A	N/A	N/A
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Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds, such as the Target Funds and Acquiring Funds, must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice.  There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Capitalization

The following table sets forth, for each Reorganization, the net assets, number of shares outstanding and net asset value (“NAV”) per share, assuming the Reorganization occurred as of January 31, 2019 for the Reorganization of M.D. Sass Equity Income Plus Fund and May 31, 2019 for the Reorganization of M.D. Sass Short Term U.S. Government Agency Income Fund.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of January 31, 2019 after giving effect to the applicable Reorganization.  Viking Management, M.D. Sass and their respective affiliates will bear 100% of the Reorganization expenses (other than repositioning costs), and as a result there are no pro forma adjustments to net assets.  The numbers below may differ as of the Closing Date of the applicable Reorganization.

Capitalization Table as of January 31, 2019 (Unaudited)
Reorganization of M.D. Sass Equity Income Plus Fund

	M.D. Sass Equity Income Plus Fund (Target Fund)	Integrity Dividend Harvest Fund (Acquiring Fund)	Pro Forma Adjustments(1)	Pro Forma Combined Integrity Dividend Harvest Fund
Net Assets (all classes)	$43,591,111	$125,223,250	$0	$168,814,361
Institutional Class/Class I(2)
Net assets...................................	$43,187,464	$25,078,690	$0	$68,266,154
Shares outstanding...................	$4,094,940	1,892,306	(836,241)	$5,151,005
Net asset value per share.........	$10.55	$13.25		$13.25
Investor Class/Class A(3)
Net assets...................................	$403,647	$87,138,532	$0	$87,542,179
Shares outstanding...................	38,344	6,580,332	(7,862)	6,610,814
Net asset value per share.........	$10.53	$13.24		$13.24
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(1)           Viking Management, M.D. Sass or their respective affiliates will bear 100% of the Reorganization expenses (other than repositioning costs).  As a result, there are no pro forma adjustments to net assets.

(2)           Holders of Institutional Class shares of the M.D. Sass Equity Income Plus Fund will receive Class I shares of the Integrity Dividend Harvest Fund upon closing of the Reorganization.

(3)           Holders of Investor Class shares of the M.D. Sass Equity Income Plus Fund will receive Class A shares of the Integrity Dividend Harvest Fund upon closing of the Reorganization.

Capitalization Table as of May 31, 2019 (Unaudited)
Reorganization of M.D. Sass Short Term U.S. Government Agency Income

	M.D. Sass Short Term U.S. Government Agency Income (Target Fund)	Pro Forma Adjustments(1)	Pro Forma Combined Integrity Short Term Government Fund
Net Assets (all classes)	$17,417,642	—	$17,417,642
Institutional Class/Class I(2)
Net assets..................................	$17,417,642	—	$17,417,642
Shares outstanding.................	$1,872,899	—	$1,872,899
Net asset value per share.......	$9.30	—	$9.30

(1)           Viking Management, M.D. Sass or their respective affiliates will bear 100% of the Reorganization expenses (other than repositioning costs).  As a result, there are no pro forma adjustments to net assets.

(2)           Holders of Institutional Class shares of the M.D. Sass Short Term U.S. Government Agency Income Fund will receive Class I shares of the Acquiring Fund upon closing of the Reorganization.

The Funds’ Management

Investment Adviser

Viking Fund Management, LLC (previously defined as “Viking Management”), P.O. Box 500, Minot, North Dakota 58702, is the investment adviser to the Acquiring Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).  Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor Investors, LLC (“Corridor”), a North Dakota limited liability company that was organized in January 2009.  Corridor provides investment advisory, distribution and other services to the Integrity Viking Funds, primarily through its subsidiaries.  As the Acquiring Funds’ investment adviser and pursuant to the Investment Advisory Agreement, Viking Management is responsible for (a) providing a program of continuous investment management for each Acquiring Fund in accordance with the Acquiring Fund’s investment objectives, policies and restrictions; (b) making investment decisions for each Acquiring Fund; and (c) placing orders to purchase and sell securities for each Acquiring Fund.  Under the Investment Advisor Agreement, Viking Management may delegate one or more of its functions to an investment sub-adviser, subject to the oversight of Viking Management.

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Viking Management has been a registered investment adviser since 1999 and, together with its affiliates, has approximately $680 million in assets under management as of July 31, 2019.

Investment Sub-Adviser

Following the Reorganization, M.D. Sass Investors Services, Inc. (previously defined as “MDSIS”), 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, will serve as investment sub-adviser to the Integrity Short Term Government Fund pursuant to an investment sub-advisory agreement (the “Investment Sub-Advisory Agreement”).  MDSIS is the current investment adviser to the M.D. Sass Short Term U.S. Government Agency Income Fund and is unaffiliated with Viking Management or the Integrity Trust.

Under the Investment Sub-Advisory Agreement, MDSIS will manage the Acquiring Fund’s investments subject to the oversight of the Integrity Trust Board and Viking Management.  For its services, MDSIS will receive 0.15% of average net assets of the Fund, which will be paid by Viking Management.

MDSIS has been a registered investment adviser since 1974 and, together with its affiliates, manages $6.2 billion in mutual funds, separate accounts, hedge funds and private equity funds as of July 31, 2019.

Portfolio Managers

Integrity Dividend Harvest Fund

The portfolio management team responsible for the day-to-day management of the Integrity Dividend Harvest Fund’s portfolio consists of Mr. Shannon D. Radke (Senior Portfolio Manager and President of Viking Management), Mr. Joshua D. Larson (Portfolio Manager), Mr. Michael Morey (Portfolio Manager) and Mr. Trey Welstad (Portfolio Manager).

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 18 years. In addition to the Funds, Mr. Radke serves as a co‑portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University.  He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management.  Since May 2012, Mr. Larson has served as a co‑portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co‑portfolio manager of the Growth & Income Fund, and since November 2014, he has served as a co‑portfolio manager of the Viking Mutual Funds.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University.  He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010.  Since May 2012, Mr. Morey has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the WB/MNAS Fund, and since May 2016, he has served as a co‑portfolio manager of the Integrity Energized Dividend Fund.

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Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University.  In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management.  Mr. Welstad is a CFA charterholder.  He has served as a co‑portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 and as a co‑portfolio manager of the Integrity Energized Dividend Fund since May 2016.

Integrity Short Term Government Fund

The portfolio management team responsible for the day-to-day management of the Integrity Short Term Government Fund’s portfolio consists of Mr. Dominic Bruno (Chief Fixed Income Strategist), Mr. Lipkee Lu (Director of Fixed Income Investments), Mr. Steve Clancy (Managing Director, Fixed Income) and Ms. Nancy Persoons (Senior Vice President, Fixed Income).

Mr. Bruno serves as the Chief Fixed Income Strategist of MDSIS.  Prior to joining MDSIS in 1989, Mr. Bruno was a Futures and Options analyst for Merrill Lynch.  Previously, Mr. Bruno was a Futures and Options analyst for the Chicago Board of Trade, a Mortgage-Backed Securities Portfolio Manager and Interest Rate Risk Manager with United Savings Association of Texas, and a Senior Investment Officer at Aetna Life and Casualty.  Mr. Bruno has 38 years of investment experience.  He received a M.A. degree in Economics from the University of Maryland and a B.A. degree from St. Joseph’s College.

Mr. Lu serves as the Director of Fixed Income Investments of MDSIS.  Prior to joining MDSIS in 2009, Mr. Lu was Vice President/Senior Portfolio Manager at Alliance Bernstein Investments, Inc. from 2005 to 2008.  Previously, he was a Senior Vice President and Structured Product Portfolio Manager at Deerfield Capital Management LLC from March 2001 to 2005 and a Portfolio Manager and Quantitative Analyst at Zurich Scudder Investments, Inc. from 1997 to 2001.  Mr. Lu has 21 years of investment experience.  He received a B.A. degree in Economics and a M.S. degree in Finance from the University of Wisconsin—Madison, and a M.B.A. in Quantitative Finance from the University of Chicago.

Mr. Clancy serves as the Managing Director, Fixed Income of MDSIS.  Prior to joining MDSIS in 2012, Mr. Clancy served as Vice President/Portfolio Manager at Dwight Asset Management where he helped to manage and trade a $9 billion portfolio of Agency and non-Agency MBS.  Mr. Clancy has 15 years of investment experience.  Mr. Clancy holds a B.A. in Mathematics and Economics from Cornell University and also holds the CFA® designation.

Ms. Persoons serves as the Senior Vice President, Fixed Income of MDSIS.  Prior to joining MDSIS in 1989, Ms. Persoons was on the Fixed Income trading desk at Prudential-Bache Securities.  Ms. Persoons has 35 years of investment experience.  She holds a B.A., Economics and Business, State University of New York, Plattsburgh.

The SAI for each Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed, and ownership of securities in the Funds.

Investment Advisory Fees

For its services and pursuant to the Investment Advisory Agreement, Viking Management receives an annual fund management fee computed daily and paid monthly at the annual rates set forth in the table below and expressed as a percentage of each Fund’s average daily net assets.

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Fund	Investment Advisory Fee Rate (as a percentage of average daily net assets)
Integrity Dividend Harvest Fund	0.75%
Integrity Short Term Government Fund	0.30%

Advisory Agreement Approval

A discussion regarding the basis for the Integrity Trust Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, as applicable, will be included in the Integrity Dividend Harvest Fund’s annual report for the fiscal year ended July 31, 2019, and with respect to the Integrity Short Term Government Fund, is expected to be included in the Acquiring Funds’ semi-annual report for the six-month period ending January 31, 2020.

Expense Limitation Agreement

Each Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services.  (Please refer to a Fund’s SAI for an additional discussion of each Fund’s expenses.) A portion of these costs may be reimbursed by the Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement.

Viking Management has contractually agreed to waive its management fee and reimburse Fund expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) so that the net annual operating expenses of the Integrity Dividend Harvest Fund do not exceed 0.70% and 0.95% of the Fund’s average daily net assets for Class I and Class A shares, respectively, and so that the net annual operating expenses of the Integrity Short Term Government Fund do not exceed 0.55% of the Fund’s average daily net assets for Class I shares. The expense limitation agreement will continue in effect through November 29, 2020 for the Integrity Dividend Harvest Fund. If the Reorganizations are consummated, each Acquiring Fund has agreed to extend the term of the agreement for at least two years following the closing date of its Reorganization.  Prior to these dates, an Acquiring Fund’s expense limitation agreement may only be terminated or modified with the approval of the Integrity Trust Board.

In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Manager-of-Managers Structure

Under the Investment Advisory Agreement between Viking Management and the Acquiring Funds, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund.  If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940, as amended (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Integrity Trust Board and by fund shareholders.  Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

The Integrity Trust, Viking Mutual Funds, and Viking Management have received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”).  The SEC Order generally permits the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Integrity Trust Board, but without obtaining shareholder approval.  If a sub-adviser is hired to provide sub-advisory services to a Fund, such Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

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Under the “manager-of-managers” structure for a Fund, the Adviser would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Integrity Trust Board) to oversee sub-advisers and recommend to the Integrity Trust Board their hiring, termination, and replacement.  Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Integrity Trust Board, would, among other things:  (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Other Service Providers

The service providers to the Acquiring Funds are as set forth in the table below.

Service Providers
Principal Underwriter......................................	Integrity Funds Distributor, LLC
Accounting Service Provider and Administrator..............................................	Integrity Fund Services, LLC
Transfer Agent................................................	Integrity Fund Services, LLC
Custodian.........................................................	UMB Bank N.A.
Independent Registered Public Accounting Firm.........................................	Cohen & Company, Ltd.

Additional Information

The Integrity Trust Board has overall responsibility for the management of the Acquiring Funds.  The Integrity Trust Board oversees generally the operations of the Acquiring Funds, including contractual arrangements with various parties, including, among others, the investment adviser, sub-adviser (if applicable), custodian, distributor, transfer agent, and other service providers who provide services to the Funds.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of an Acquiring Fund.

This Joint Proxy Statement/Prospectus provides information concerning the Integrity Trust and the Acquiring Funds that you should consider in determining whether to invest in shares of the Acquiring Funds.  The Acquiring Funds may make changes to this information from time to time.  Neither this Joint Proxy Statement/Prospectus, the SAIs or any document filed as an exhibit to the Integrity Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Integrity Trust or an Acquiring Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Shareholders’ Rights

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Target Funds and Acquiring Funds, but is not a complete description.  Further information about the Target Funds’ governance structure is contained in their SAI and governing documents, which are on file with the SEC.  Further information about the Acquiring Funds’ governance structure is contained in the SAIs related to each Acquiring Fund and each Acquiring Fund’s governing documents, which are on file with the SEC.

Target Funds.  The Target Trust is an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust.  The Target Trust may issue an unlimited number of authorized shares of beneficial interest with a par value of $0.001.  The Target Trust is a series company, meaning the Target Trust Board may establish one or more series of the Target Trust without shareholder approval.  Currently, the Target Trust consists of twenty-eight series.  Each share of a series represents an equal beneficial interest in the net assets of such series.  Each holder of shares of a series shall be entitled to receive his, her or its pro rata share of all distributions made with respect to such series.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  Upon redemption of his, her or its shares, a shareholder shall be paid solely out of the funds and property of such series.

Acquiring Funds.  The Integrity Funds (previously defined as the “Integrity Trust”) is an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust.  The Integrity Trust may issue an unlimited number of authorized shares of beneficial interest, without par value.  The Integrity Trust is a series company, meaning the Integrity Trust Board may establish one or more series of the Integrity Trust without shareholder approval.  Currently, the Integrity Trust consists of six series (including the Acquiring Funds).  Each series offers Class A, Class C and Class I shares.  Each share of a series represents an equal beneficial interest in the net assets of such series.  Each holder of shares of a series shall be entitled to receive his, her or its pro rata share of all distributions made with respect to such series.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  Upon redemption of his, her or its shares, a shareholder shall be paid solely out of the funds and property of such series.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Target Trust Board and the Integrity Trust Board may nonetheless determine to submit the matter to shareholders for approval.

Submission of Shareholder Proposals.  The Trusts do not have provisions in their respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

The following chart is a comparison of certain important provisions of the governing documents and governing laws of the Target Funds and the Acquiring Funds.

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Shareholder Rights	Target Funds	Acquiring Funds
Division of Series and Classes:	The Trustees may authorize the division of shares into separate and distinct series of the Target Trust and the division of any series into classes of shares.	The Trustees may divide the shares of the Integrity Trust into one or more classes. The Trustees may classify or reclassify any class of shares into one or more series of such class.
Preemptive or Subscription Rights:	None.	None.
Conversion Rights:

The rights and privileges of each series of the Target Trust, including conversion rights, shall be as set forth in the Target Trust’s registration statement or statements as filed with the SEC, as from time to time in effect.  The Target Funds’ registration statement permits exchanges of shares of a Target Fund for another Target Fund.

The shareholders shall have no exchange or conversion rights with respect to their shares, except as otherwise determined by the Trustees in their sole discretion.
Annual Meetings:	No annual meetings of shareholders are required.	No annual meetings of shareholders are required.
Right to Call Shareholder Meetings:

The Trustees may call a special meeting of shareholders of any series and shall call a special meeting of shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Target Trust entitled to vote.

The Trustees may call a special meeting of shareholders of any series or class and shall call a special meeting of shareholders of any series or class upon the written request of shareholders owning at least 10% of the outstanding shares of such series or class entitled to vote.

Notice of Meetings:	Notice of meetings shall be sent, by First Class Mail or such other means determined by the Trustees, at least 10 days prior to any such meeting.

Written notice, stating the place, day and hour of each meeting of shareholders and the general nature of the business to be transacted shall be given to each shareholder of record entitled to vote at the meeting at least 10 days, but not more than 60 days, prior to the date set for the meeting, unless otherwise required by law.

Record Date for Meetings:

The Trustees may fix in advance a date, which shall not be more than 90 days preceding the date of any meeting of shareholders, for the determination of the shareholders entitled to notice of, and to vote at, any shareholder meeting.  Such Shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting

The Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders as the record date for determining the shareholders having the right to notice and to vote at such meeting and any adjournment, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Integrity Trust after the record date.

Quorum for Meetings and Adjournments:

33 1/3% of shares outstanding and entitled to vote in person or by proxy as of the record date for a shareholders’ meeting shall be a quorum for the transaction of business at such shareholders’ meeting, except that where any provision of law or of the declaration of trust of the Target Trust permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class).

At any meeting of shareholders, a quorum for the transaction of business shall consist of a majority of the shares of each class outstanding and entitled to vote appearing in person or by proxy, except that where any provision of the 1940 Act requires that the holders of shares shall vote in the aggregate and not as a series, then the presence in person or by proxy of shareholders holding a majority of the shares (without regard to class) entitled to vote shall constitute a quorum.

Shareholder Votes Required for Approval of Matters at Meetings:

Except when a larger vote is required by any provisions of the 1940 Act, the declaration of trust of the Target Trust or its by-laws, a majority of the shares voted in person or by proxy shall be required, provided that where any provision of law or of the declaration of trust permits or requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that series (or class) is concerned.

Except when a larger vote is required by any provisions of the 1940 Act, the declaration of trust of the Integrity Trust or its by-laws, a majority of the shares of each series voted on any matter shall decide such matter insofar as that series is concerned, provided that where any provision of law or of the declaration of trust permits or requires that the holders of shares vote in the aggregate and not as a series, then a majority of the shares voted on the matter (without regard to series) shall decide such matter.

Voting for Trustees:

Whenever a vacancy shall occur in the Target Trust Board, the remaining Trustees may appoint any person as they in their sole discretion see fit, to the extent consistent with the limitations of the 1940 Act.

Except for the Trustees appointed to fill vacancies pursuant to the declaration of trust, Trustees shall be elected by the Shareholders owning of record a plurality of the shares voting at a meeting of shareholders.

Whenever a vacancy shall exist in the Integrity Trust Board, regardless of the reason for such vacancy, the remaining Trustees may appoint any person as they determine in their sole discretion, consistent with the limitations of the 1940 Act.

Except for the Trustees appointed to fill vacancies pursuant to the declaration of trust or when a larger vote is required by law or the declaration of trust, a plurality of shares voting, irrespective of class, shall elect a Trustee, to the extent the 1940 Act or other applicable law requires that voting shall be irrespective of class; otherwise, a plurality of each class entitled to vote shall elect a Trustee.

Votes Required for Approval of Reorganization or Liquidation of Trust or Series:

The Trustees may, subject to a vote of a majority of the Trustees and any shareholder vote required under the 1940 Act, cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations formed, organized or existing under the laws of a state, commonwealth, possession or colony of the U.S.

The affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote, voting separately by class except to the extent that the 1940 Act may require voting without regard to class, provided that if such reorganization is recommended by the Trustees, the reorganization may be approved by a “vote of the majority of the outstanding voting securities,” as defined in the 1940 Act, voting separately by class.

Unless required by applicable law, the Trustees may, without the vote of the shares of any class then outstanding, sell and convey the assets belonging to a class of shares to another trust or corporation that is an open-end diversified management investment company or liquidate any class of then outstanding shares in their sole discretion.

Removal of Trustees:

Any Trustee may be removed:  (1) with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; or (2) at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares.

Any Trustee may be removed:  (1) with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; or (2) at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares.

Shareholder Liability and Indemnification:

Under Delaware law, shareholders of a series of the trust are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.  There is, however, a possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

The trust instrument provides for indemnification out of the assets belonging to the applicable series of any shareholder or former shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason for the obligations of the applicable series.

Under Delaware law, shareholders of a series of the trust are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.  There is, however, a possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

The trust instrument provides for indemnification out of the assets belonging to the applicable series of any shareholder or former shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason for the obligations of the applicable series.

Trustee/Officer Liability and Indemnification:

Neither a Trustee nor an officer of the Target Trust, when acting in such capacity, shall be personally liable to any person other than the Target Trust or the shareholders for any act, omission or obligation of the Target Trust, any Trustee or any officer of the Target Trust.  Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Target Trust, provided that no Trustee or any officer may be indemnified against any liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Target Trust.

Subject to certain exceptions, every person who is, or has been, a Trustee or officer of the Target Trust shall be indemnified by the Target Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; except that, in the event of a settlement, a Trustee or officer must have been determined not to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement or (B) by at least a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter or (C) by written opinion of legal counsel.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or manager, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee.  Nothing in the declaration of trust of the Integrity Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Subject to certain exceptions, every person who is, or has been, a Trustee, employee or officer of the Integrity Trust shall be indemnified by the Integrity Trust against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, employee or officer and against amounts paid or reasonably incurred by him in settlement thereof if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Integrity Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

Rights of Inspection:	The original or a copy of the declaration of trust and of each amendment thereto shall be kept at the office of the Target Trust where it may be inspected by any shareholder.

The original or a copy of the trust instrument of the Integrity Trust and of each amendment thereto shall be filed with the Secretary of State of the State of Delaware and copies thereof shall be kept at the office of the Integrity Trust where it may be inspected by any shareholder.

Number of Authorized Shares; Par Value:	Unlimited; $0.001 par value per share.	Unlimited; $0.001 par value per share.
Number of Votes:

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the elections of Trustees.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.

Amendments to Governing Instruments:

Except as specifically provided in the declaration of trust of the Target Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the declaration of trust.  Shareholders shall have the right to vote (a) on any amendment as may be required by law or by the Target Trust’s registration statement filed with the SEC and (b) on any amendment submitted to them by the Trustees.

The by-laws of the Target Trust may be amended or repealed, in whole or in part, by a majority of the Trustees.

The declaration of trust of the Integrity Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares of each affected series entitled to vote.  Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and the regulations thereunder shall not require authorization by shareholder vote.

The by-laws of the Integrity Trust may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

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Voting Information Concerning the Joint Special Meeting

Solicitation of Proxies

Proxies are being solicited by the Target Trust Board on behalf of the Target Funds.  The proxies will be voted at the Joint Special Meeting of shareholders of the Target Funds.  Broadridge Financial Solutions has been engaged to assist in the solicitation of proxies with respect to certain shareholders for the Special Meeting.  Proxies will also be solicited by officers, employees and agents of the Funds, M.D. Sass, Viking Management or their respective affiliates.  Proxies are expected to be solicited principally by mail, but may also be solicited by telephone, through the Internet, or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Although solicitors are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  The cost of the solicitation, including the printing and mailing of proxy materials, is estimated to be approximately $5,000 and will be borne by Viking Management, M.D. Sass or their respective affiliates.

How to Vote

You may vote on the proposed Plan with respect to your Fund by utilizing one of the following options:

By Mail:	Complete, sign and date the proxy card enclosed with the Joint Proxy Statement/Prospectus and return it in the postage paid envelope provided.
By Telephone:

You may vote your shares by telephone.  To do so, please have your proxy card available and follow the instructions on the proxy card.  You will need the control number found in the box on the proxy card to execute your vote.

By Internet:

You may vote your shares through the Internet.  To do so, please have your proxy card available and follow the instructions on the proxy card.  You will need the control number found in the box on the proxy card to execute your vote.

By Facsimile:	Complete, sign and date the proxy card enclosed with the Joint Proxy Statement/Prospectus and fax it to the number provided on your proxy card.
In Person:

Attend the Special Meeting in person at 2:00 p.m. (Central time) on November 15, 2019 at the offices of the U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

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Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Trust for Professional Managers, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and voting in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.  If your Proxy Card indicates you are abstaining from voting, you will be treated as having voted “Against” the approval of the Plan.

Quorum and Required Votes

Shareholders of the Target Funds as of the Record Date will have the option to vote “FOR” or “AGAINST” the proposed Plan providing for the Reorganization of their Fund into the corresponding Acquiring Fund, or may “ABSTAIN” from voting.  Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the approval of the Target Fund’s Reorganization.

For the purposes of determining the presence of a quorum for the transaction of business at the Special Meeting with respect to a Target Fund, shares that abstain or do not vote with respect to one or more of any proposals preserved for shareholder approval and shares held in “street name” as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal will be counted as shares that are outstanding and entitled to vote for purposes of determining if a quorum is present at a meeting but will not be counted as shares voted with respect to such proposal or proposals.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote AGAINST the Reorganization.  If the necessary quorum to transact business or the vote required to approve a Reorganization proposal is not obtained at the Special Meeting, the chairman of the Special Meeting or the shareholders present in person or by proxy may approve one or more adjournments of the Special Meeting with respect to a Fund, in accordance with applicable law, to permit the further solicitation of proxies.

Shareholders representing one-third of the aggregate number of shares outstanding of each Target Fund entitled to vote as of the Record Date, present in person or by proxy, constitutes a quorum for the Special Meeting with respect to that Fund.  The proposed Reorganization of each Target Fund must be approved by the “vote of a majority of the outstanding shares” of such Target Fund.  The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

If sufficient votes in favor of a Reorganization set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the chairman of the Special Meeting, or, if submitted to shareholders, the shareholders by the affirmative vote of a majority of votes cast at such Special Meeting and entitled to vote at the Special Meeting, whether or not sufficient to constitute a quorum, may adjourn the Special Meeting without further notice to a date not more than 120 days after the Record Date for the Special Meeting.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting.  Therefore, whether you instruct a proxy to vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting.  In determining whether to adjourn the Special Meeting, the following factors may be considered by the proxies, among others:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast and the nature of any further solicitation.

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It is not anticipated that any matters other than the approval of the Plans will be brought before the Special Meeting.  Should other business be brought before the Special Meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies.  The costs of any additional solicitation and of any adjourned session will be paid by the Viking Management, M.D. Sass or their affiliates.  The Reorganization of the M.D. Sass Short-Term U.S. Government Agency Income Fund is contingent upon the closing of the Reorganization of the M.D. Sass Equity Income Plus Fund.  If the Reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund will not take place.  If shareholders of a Fund do not approve their Reorganization or the closing conditions are not satisfied, the Target Trust Board would take such action as it determines are in the best interest of the Target Fund, including continuing to operate the Target Fund in its current form or resoliciting shareholders.

Record Date and Outstanding Shares

Only shareholders of record of a Target Fund at the close of business on September 6, 2019 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  Shareholders of each Target Fund on the Record Date are entitled to one vote for each share that they hold in the Target Fund, with holders of fractional shares entitled to a proportional fractional vote.  As of the Record Date, the total number of shares of each Target Fund outstanding and entitled to vote was as follows:

Fund	Number of Shares
M.D. Sass Equity Income Plus Fund	[•]
M.D. Sass Short Term U.S. Government Agency Income Fund	[•]

Shareholder Information.  Exhibit D to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Additional Information About the Acquiring Funds’ Investment Strategies

Investment Objectives and Fundamental Investment Policies of the Acquiring Funds

Each Acquiring Fund’s investment objective is described under the “Synopsis” section above relating to each Reorganization.  Each Acquiring Fund has adopted certain fundamental investment policies.  A comparison of the fundamental investment policies of each Target Fund to the fundamental investment policies of the corresponding Acquiring Fund are attached as Exhibit B.

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Each Acquiring Fund’s investment objective and fundamental investment policies cannot be changed without the affirmative vote of:  (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Other Investment Policies of the Acquiring Funds

In addition to the investments and strategies described under “Synopsis” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Acquiring Funds may invest in other securities, use other strategies and engage in other investment practices.

Temporary Defensive Investments.  During unusual market or other conditions, each Acquiring Fund may temporarily depart from its investment objective and invest up to 100% of its assets in money market mutual funds, short-term U.S. Government obligations, cash, and cash equivalents.  During such times, the Acquiring Fund may be unable to pursue its investment objective.

Additional Investment Strategies.  With respect to the Integrity Short Term Government Fund, additional permitted investments and strategies are described in detail in the SAI related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference.  With respect to the Integrity Dividend Harvest Fund, additional permitted investments and strategies are described in detail in the SAI of the Integrity Dividend Harvest Fund dated November 28, 2018, as supplemented, which is incorporated herein by reference.

Acquiring Fund Shares

Each Acquiring Fund is offering Class I and Class A shares pursuant to this Joint Proxy Statement/Prospectus.  Class C shares are offered pursuant to a separate prospectus.  Pursuant to the Plan, upon the closing of each Reorganization shareholders of the applicable Target Fund will receive Class I or Class A shares of the corresponding Acquiring Fund depending on which share class is owned on the Closing Date.  Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of a Acquiring Fund other than in connection with the Reorganizations.  The features of Class I and Class A shares, including sales charges and fees, are described below.

The Integrity Trust Board has reserved the right to create and issue additional classes of the Acquiring Funds following the Reorganizations.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Class I Shares

You can buy Class I shares of each Acquiring Fund at the offering price, which is the net asset value (“NAV”) per share without any up-front sales charge.  As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

In addition to certain categories of investors listed below, Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.  Such clients may include individuals, corporations, endowments and foundations.  The minimum initial investment is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).

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Class I shares are available for purchase by the following categories of investors:

•         investors who purchase through a fee-based advisory account with a financial intermediary (as described above);

•         employer sponsored retirement and benefit plans, endowments, or foundations;

•         banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•         subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity Viking Funds and which invest in securities of other investment companies;

•         any plan organized under Section 529 under the Code (i.e., a 529 plan);

•         any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•         current, former, and retired trustees/directors, employees, and officers of any Integrity Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•         current, former, and retired officers, directors, and governors of Corridor and its affiliates, for themselves, their immediate family members, their IRAs, or employer sponsored IRAs;

•         current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs or any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•         persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole partnership, or other business organization in which such person owns a 25% or greater stake.

Unless otherwise noted above, Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

Class A Shares (Integrity Dividend Harvest Fund only)

You can buy Class A shares at the offering price, which is the NAV per share plus an up-front sales charge.  The Integrity Dividend Harvest Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares authorizing it to compensate its distributor, Integrity Funds Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares and for providing personal services and the maintenance of shareholder accounts.  Under its respective plan, with respect to its Class A shares, the Integrity Dividend Harvest Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services.  The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively.  The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The up-front sales charge and the commissions paid to dealers for the Integrity Dividend Harvest Fund are as follows:

When You Invest This Amount	The Sales Charge Makes Up This % Of The Offering Price	Which Equals This % Of Your Investment*	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	1.75%
$500,000 but less than $1,000,000	1.75%	1.78%	1.25%
$1,000,000 or more(1)	0.00%	0.00%	0.00%

*              Rounded to the nearest one-hundredth percent.

(1)                   In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% Contingent Deferred Sales Charge (“CDSC”), based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.  The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more.

No sales charge will be imposed on the Class A shares of the Integrity Dividend Harvest Fund received in connection with a Reorganization.

Limited Contingent Deferred Sales Charge

Certain investors that purchase Acquiring Fund Class A shares without an up-front sales charge will have to pay a limited contingent deferred sales charge (previously defined as “CDSC”) of 1.00% if they redeem those shares within twenty-four months of purchase.  Your investment may be subject to this CDSC if:

•         you purchased $1 million or more of Acquiring Fund shares and the Acquiring Fund’s distributor paid your investment representative a commission;

•         you purchased Acquiring Fund shares subject to a sales charge waiver, and the Acquiring Fund’s distributor paid your investment representative a commission.

In the case of a partial redemption, the CDSC is calculated as if any shares not subject to the charge are redeemed first and shares subject to the CDSC are then redeemed in the order purchased.  The limited CDSC only applies if you redeem these shares within twenty-four months of purchase.  The sales charge will be applied as a percentage of the initial purchase amount or the amount of redemption proceeds, whichever is less.  You do not pay a CDSC on shares acquired by reinvesting dividends and capital gains.

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No CDSC will be charged in connection with your receipt of Acquiring Fund Shares in the Reorganization of your Fund.  If you hold Fund shares that are subject to contingent deferred sales charges (certain purchases where you do not pay an initial sales charge), the Acquiring Funds will look to the date of purchase of your Fund shares for purposes of assessing such contingent deferred sales charges.  However, Class A shares of the Acquiring Funds purchased after completion of the Reorganizations are subject to CDSCs.

Sales Charge Reduction and Waivers

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

Quantity Discounts.  Integrity Fund Services offers several ways for you to combine your purchases in the Integrity Viking Funds to take advantage of the lower sales charges on Class A shares for large purchases of shares.

•         Cumulative Quantity Discount—lets you combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Integrity Viking Funds for purposes of calculating the sales charge.  You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21.  Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included.

•         Letter of Intent (“LOI”)—expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time.  A portion of your shares will be reserved to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

In order to be sure you obtain a sales charge discount, you should inform your investment representative or Integrity Fund Services at the time of purchase that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled.  In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide information and records (including account statements) of all relevant accounts invested in a Acquiring Fund and other Integrity Viking Funds, such as:

•         information or records regarding shares of the Acquiring Fund or other Integrity Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at a financial intermediary;

•         information or records regarding shares of the Acquiring Fund or other Integrity Viking Funds held in any account of the shareholder at another financial intermediary; and

•         information or records regarding shares of the Acquiring Fund or other Integrity Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

The Integrity Viking Funds include:  (1) the Acquiring Funds; (2) four separate series of Integrity Trust known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund and the Integrity Energized Dividend Fund; and (3) six separate series of Viking Mutual Funds known as the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota.

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Please retain any records necessary to substantiate your historical costs because the Acquiring Funds, the Transfer Agent, and financial intermediaries may not maintain this information.

Reinstatement Privilege.  If you sell shares of a Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge.  The sale of shares and reinvestment may still result in a tax liability for federal income tax purposes.

Group Purchases.  If you are a member of a qualified group (as described in the SAI to this Joint Proxy Statement/Prospectus), you may buy shares of the Acquiring Funds at a reduced sales charge that applies to the group as a whole.  The sales charge is based on the combined dollar value of the group members’ existing investments, plus the amount of the current purchase.

Sales Charge Waivers.  Shares of a Acquiring Fund may be purchased without an initial sales charge by particular classes of investors, including:

•         current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•         current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Acquiring Fund pursuant to an agreement with the Acquiring Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•         individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•         investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•         401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•         foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts.  A Acquiring Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver.  The Acquiring Funds will waive investment eligibility requirements with respect to Acquiring Funds shares issued to Target Fund shareholders pursuant to the Reorganizations.  No sales charge will be imposed on the Class A shares of an Acquiring Fund received in connection with a Reorganization.

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Rule 12b-1 Plans

Each Acquiring Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Fund to compensate its distributor, Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Acquiring Fund and for providing personal services and the maintenance of shareholder accounts.  Under its respective plan, with respect to its Class A shares, each Acquiring Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services.  The Distributor may pay all or a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you.  The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record.  Because these fees are paid out of an Acquiring Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Acquiring Funds make available, free of charge, more information about sales charge reductions and waivers through the Acquiring Funds’ website at integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information).  Additional information is also available from the SAI to this Joint Proxy Statement/Prospectus or from your financial adviser.

How to Buy Acquiring Fund Shares

Acquiring Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business.  Generally, the NYSE is closed on weekends, national holidays, and Good Friday.  The close of regular trading on the NYSE is normally 3:00 p.m., Central Time.  Each Acquiring Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day.  An order is in “proper form” if the Acquiring Fund’s transfer agent, Integrity Fund Services, has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application.  Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions.  The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price.  Each Acquiring Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor.  If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus.  Such dealers or agents may place a telephone order with the Distributor for the purchase of shares.  Checks should be made payable to the name of the applicable Fund.  The Transfer Agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds.  The shareholder will also be responsible for any losses suffered by the Acquiring Fund as a result.

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An Acquiring Fund may reject any purchase orders, including exchanges, for any reason.  A Acquiring Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading.  For these purposes, the Investment Adviser may consider an investor’s trading history in the Acquiring Fund or other funds in the Integrity Viking Funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Transfer Agent or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations.  Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Shares of the Acquiring Funds have not been registered for sale outside of the United States.  The Acquiring Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.  The Acquiring Funds may not be available for purchase in every state.  Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Acquiring Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

How to Buy Shares, Open an Account or Add to an Account

Buying Shares	Opening an Account	Adding to an Account
Through your investment representative	Contact your investment representative.	Contact your investment representative.
By Mail	Make your check payable to the Acquiring Fund in which you are investing. Mail the check and your signed application to Integrity Fund Services.

Make your check payable to the Acquiring Fund in which you are investing.  Include your account number on the check.

Fill out the deposit slip from your confirmation statement.  If you do not have a slip, include a note with your name, the Acquiring Fund name, and your account number.

Mail the check and deposit slip or note to Integrity Fund Services.

By Wire

Call to receive wire instructions.

Mail your signed application to Integrity Fund Services.

To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.

Call to receive wire instructions. To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.
By Exchange	Call Integrity Fund Services at the number below, or send signed written instructions.	Call Integrity Fund Services at the number below, or send signed written instructions.
Integrity Fund Services, LLC
	Mailing Address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703
	Call toll free:	800-601-5593
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Account Application

If you are opening a new account, please complete and sign the enclosed account application.  To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application.

Customer Identification Procedures

The Acquiring Funds are required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application, you will be required to supply your full name, date of birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. Box) to assist in verifying your identity.  As required by law, the Acquiring Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Under certain circumstances, it may be appropriate for the Acquiring Funds to close or suspend further activity in an account.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Automatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50.  The Acquiring Funds may change these minimum investments at any time and may accept investments of smaller amounts at their discretion.

Each Acquiring Fund reserves the right to redeem Acquiring Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation.  Should an Acquiring Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.  The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Acquiring Fund receives your order.  You will receive the share price next determined after the Acquiring Fund has received your order.  If you place your order by contacting the Acquiring Fund directly, your order must be received by the Acquiring Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price.  However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day’s price.  Dealers are obligated to transmit orders promptly.  See “Fund Account Policies – Calculating Share Price” for a discussion of how shares are priced.

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Automatic Investment Plan—the Monthomatic Investment Plan

Systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Plan”).  Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union (“financial institution”) account.  If an investor has expedited wire transfer redemption privileges with his or her Acquiring Fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs.  If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days.  You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702.  The termination will become effective within seven days after Integrity Fund Services has received the request.  The Acquiring Funds may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder’s Monthomatic Plan if any item is unpaid by the shareholder’s financial institution.  There is no charge for the Monthomatic Plan.

Distribution Options

You may reinvest distributions you receive from an Acquiring Fund in an existing account of the Acquiring Fund.  You can also have your distributions deposited in a bank account, or mailed by check.  Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen; otherwise Integrity Fund Services will reinvest your distributions in the Acquiring Fund that made the distribution.  Taxable distributions are subject to federal income tax whether received in cash or additional shares.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Acquiring Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone.  For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests.  Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchanging Shares

You can exchange Class A shares between any Integrity Viking Fund with an up-front sales charge structure without paying any additional sales charges.  Class I shareholders in an Integrity Viking Fund may exchange their shares for Class I shares of another Integrity Viking Fund that offers Class I shares.  Before requesting an exchange, review the prospectus of the Integrity Viking Fund you wish to acquire.  Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund shares purchased.  Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.  If you purchased Class A shares subject to a CDSC, the CDSC will not be assessed at the time of the exchange.  However, you will be required to pay any remaining contingent deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any.  For purposes of calculating the CDSC, your holding period will begin on the day you purchased the shares being exchanged.

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For federal income tax purposes, an exchange is treated as a sale of shares which may result in a taxable gain or loss, followed by a purchase of shares of the fund into which you exchange.  Your ability to currently deduct a loss realized on the exchange may be limited under the Code.  Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above.  Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction.  Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593.  The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Share Class Conversions

Shares of one class of an Acquiring Fund may be converted to shares of another class of the same Acquiring Fund, provided that you are eligible to buy the new share class.  Investors who hold Acquiring Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Acquiring Funds available or that cannot systematically support the conversion may not be eligible to convert their shares.  Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf.  Consult with your financial intermediary for details.

In general, the conversion of shares of one class of an Acquiring Fund for shares of another class of the same Acquiring Fund is not considered a taxable event for federal income tax purposes.  Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class.  Shares redeemed to pay the CDSC would be considered a taxable redemption.  Please consult your own tax adviser for further information.

How to Sell Acquiring Fund Shares

You can sell your shares on any day the New York Stock Exchange is open.  Generally, the New York Stock Exchange is closed on weekends, national holidays, and Good Friday.

Through your investment representative	Contact your investment representative. Please note that your investment representative may charge a processing or service fee.
By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Integrity Fund Services.  Corporate, partnership, or trust accounts may need to send additional documents.

Specify the Acquiring Fund, account number, and dollar value or number of shares you wish to sell.  Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 30 days, you can sell your shares by phone.

A check will be mailed to the name(s) and address on the account.  Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Wire

You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account.  See the policies above for selling shares by mail or phone.

Before requesting a wire, please make sure Integrity Fund Services has your bank account information on file.  If Integrity Fund Services does not have this information, you will need to send written instructions with your bank’s name and address, your bank account number, the ABA routing number, and a signature guarantee.

Requests received in proper form by 3:00 p.m. Central Time will be wired the next business day.

By Exchange or Share Class Conversion

Call the Transfer Agent at the number below or send signed written instructions.  See the policies above for selling shares by mail or phone.  However, a signature guarantee will not be required to exchange shares of any amount.

Integrity Fund Services, LLC
	Mailing Address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703
	Call toll free:	800-601-5593
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Selling Shares in Writing

Requests to sell $100,000 worth of shares or less can generally be made over the phone or with a simple letter.  Sometimes, however, to protect you and the Acquiring Funds, written instructions signed by all registered owners, with a signature guarantee for each owner, will be required if:

•         you are selling more than $100,000 worth of shares;

•         you want your proceeds paid to someone who is not a registered owner;

•         you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•         you have changed the address on your account by phone within the last 30 days.

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Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, Integrity Fund Services may delay sending you the proceeds until your check or draft has cleared, which may take up to fifteen days.  A certified or cashier’s check may clear in less time.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account.  If the value of your account is at least $5,000, you may request to have a specific amount regularly withdrawn automatically from your account to sign up, complete the appropriate section of your application.

Redemption Proceeds

Normally, your redemption check will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Acquiring Fund.  Integrity Fund Services is not able to receive or pay out cash in the form of currency.

In addition, an Acquiring Fund may suspend the right of redemption under the following unusual circumstances:

•         when the New York Stock Exchange is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•         when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•         during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Fund Account Policies

Calculating Share Price

The price of an Acquiring Fund’s shares is based on the Fund’s NAV.  Each Acquiring Fund calculates the NAV per share each business day at the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central Time).  Shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  NAV is calculated by dividing an Acquiring Fund’s net assets by the number of its shares outstanding.  Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices.  Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest.  To the extent an Acquiring Fund invests in open-end management investment companies, such Acquiring Fund’s NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Acquiring Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.  Other securities, including restricted securities and other assets are valued at fair value as described below.  If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

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When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Integrity Trust Board, under the ultimate supervision of the Integrity Trust Board.  In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions.  Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations.  The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Acquiring Funds under the general supervision of the Integrity Trust Board and periodically by the Integrity Trust Board.  Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Acquiring Fund.  Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts.  In accordance with the fair value procedures adopted by the Integrity Trust Board, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require an Acquiring Fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early.  In addition, while the Acquiring Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  Each Acquiring Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities.  There can be no assurance that an Acquiring Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Acquiring Fund determines its NAV.

Statements and Reports

You will receive a confirmation statement for each transaction as well as quarterly account statements.  You will also receive an Acquiring Fund’s financial reports every six months.  The dealer or other investment representative of record on your account will also receive statements and other information about your account directly from the Acquiring Fund.

Joint Accounts and Ownership Changes to Accounts

Unless you specify a different registration, accounts with two or more owners are registered as “joint tenants with rights of survivorship.” To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.  To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

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Market Timing Policy

The Acquiring Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Acquiring Fund shares in response to short-term market fluctuations) that may be harmful to the Acquiring Funds, including but not limited to market timing.  Short-term or excessive trading into and out of a Acquiring Fund can disrupt portfolio management strategies, harm performance, and increase Acquiring Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.  A Acquiring Fund may be more or less affected by short-term trading in Acquiring Fund shares, depending on various factors such as:  the size of the Acquiring Fund, the amount of assets the Acquiring Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Acquiring Fund shares; and other factors.  Arbitrage market timing may also be attempted in Acquiring Funds that hold significant investments in securities and other types of investments that may not be frequently traded.  There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Acquiring Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.  Each Acquiring Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below.  The Acquiring Funds do not accommodate frequent purchases and redemptions of Acquiring Fund shares by their shareholders.  The Integrity Trust Board has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Acquiring Funds:  (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances.  Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Acquiring Fund may occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.  The Acquiring Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers.  Although the Acquiring Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring.  The Acquiring Funds, Viking Management, and their agents monitor selected trades and flows of money in and out of the Acquiring Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures.  If, as a result of this monitoring, an Acquiring Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.  The Acquiring Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Acquiring Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions.  In order to prevent market timing, the Acquiring Funds will impose the following restrictions:

•         the Acquiring Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Acquiring Funds or Integrity Funds Distributor, LLC (the “Distributor”) believes constitute excessive trading;

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•         the Acquiring Funds will reject transactions that violate the Acquiring Funds’ excessive trading policies or their exchange limits;

•         in order to limit excessive exchange activity and otherwise to promote the best interests of the Acquiring Funds, the Acquiring Funds will monitor all redemptions that take place within 30 days of purchase; and

•         the Acquiring Funds will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) at the NAV next calculated.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Acquiring Funds or investing indirectly in the Acquiring Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Acquiring Funds for trading on behalf of its customers.

While the Acquiring Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Acquiring Funds, the Acquiring Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries.  For example, should it occur, the Acquiring Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Acquiring Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Acquiring Funds’ market timing trading policy.  However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others.  Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions.  The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing.  The Acquiring Funds have fair value pricing procedures in place.  By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Acquiring Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security.  These methods are designed to help ensure that the prices at which Acquiring Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.  Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value an Acquiring Fund would have received if it had sold the investment.

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Additional Policies

Please note that the Acquiring Funds maintain additional policies and reserve certain rights, including:

•         The Acquiring Funds may refuse any order to buy shares, including any purchase under the exchange privilege or conversion right.

•         At any time, the Acquiring Funds may change their investment minimums or waive or lower their minimums for certain purchases.

•         The Acquiring Funds may modify or discontinue the exchange privilege or conversion right on 60 days’ notice.

•         The Acquiring Funds are not available for purchase in every jurisdiction.  Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund.

•         To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Acquiring Funds promptly.

•         The Acquiring Funds may modify or discontinue the available sales charge reductions and waivers at any time.

•         Integrity Fund Services will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds.  The shareholder will also be responsible for any losses suffered by the Acquiring Funds as a result.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Acquiring Fund shares.  The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales charges and Fund expenses described in the Synopsis section applicable to an Acquiring Fund.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Acquiring Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with Viking Management, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sale charges and Rule 12b-1 distribution and service fees, or otherwise from Viking Management or the Distributor.  Additional information is available in the Integrity Dividend Harvest Fund’s SAI dated November 28, 2018 and the SAI dated [•], 2019 relating to this Joint Proxy Statement/Prospectus, each of which are incorporated herein by reference.

In addition, Viking Management, the Distributor, or one or more of their affiliates, out of their own resources, may make cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support.  This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Comparison of Fees and Expenses” in the Synopsis section applicable to an Acquiring Fund.

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The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers.  The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity Viking Fund shares and/or total assets of Integrity Viking Funds held by the firm’s customers.  The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•         the firm’s total assets held in and recent investments in Integrity Viking Funds;

•         the firm’s level of participation in Integrity Viking Funds sales and marketing programs;

•         the firm’s compensation program for its registered representatives who sell Integrity Viking Fund shares and provide services to Integrity Viking Funds’ shareholders; and

•         the asset class of the Integrity Viking Funds for which these payments are provided.

For the twelve months ended July 31, 2018, these payments in the aggregate were approximately 0.008% to 0.018% of the assets in the Integrity Viking Funds, although payments to particular authorized dealers can be significantly higher.  Additional information about these payments, including the names of the dealer firms to which the payments are expected to be made, is available in the Integrity Dividend Harvest Fund’s SAI dated November 28, 2018 and the SAI dated [•], 2019 relating to this Joint Proxy Statement/Prospectus.  This compensation is not reflected in the fees and expenses listed for each Fund in the Fees and Expenses table in the Synopsis.  The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

Certain Fees Paid to Financial Intermediaries

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Acquiring Funds.  With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Acquiring Funds.  Such sub-transfer agency or other administrative services may include, but are not limited to, the following:  processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Acquiring Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Acquiring Funds pay under their Rule 12b-1 plans and the fees that the Acquiring Funds pay to Integrity Fund Services for the services it provides as the Funds’ transfer agent and accounting and administrative services provider.  The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

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Distributions and Taxes

Dividends and Capital Gain Distributions

Each Acquiring Fund passes substantially all of its earnings from income and capital gains along to its investors as distributions.  The Integrity Dividend Harvest Fund distributes net investment income, if any, quarterly and the Integrity Short Term Government Fund distributes net investment income, if any, monthly.  Net investment income generally consists of all dividend and interest income earned (or treated as earned) on portfolio assets less all Acquiring Fund expenses.  Each Acquiring Fund distributes net realized capital gains, if any, annually.

To receive a dividend or other distribution, you must be a shareholder on the record date.  The record dates for the Acquiring Funds’ distributions will vary.  The amount of the Acquiring Funds’ distributions will vary, and there is no guarantee each Acquiring Fund will pay distributions.

Each Acquiring Fund automatically reinvests your dividends and capital gains distributions in additional shares of such Acquiring Fund at net asset value unless you request distributions to be received in cash.  Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.  You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after Integrity Fund Services receives the request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network.  You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required.  For further information, please contact Integrity Fund Services at 800-601-5593.

Federal Income Taxes

This section summarizes some of the material U.S. federal income tax consequences of owning shares of an Acquiring Fund.  This section is current as of the date of this Joint Proxy Statement/Prospectus.  Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances.  This section does not describe any state, local or foreign tax consequences of investing in shares of an Acquiring Fund.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Funds.  The IRS could disagree with any conclusions set forth in this section.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser, including the applicability and effect of state, local, foreign and other tax laws.

Acquiring Fund Status

Each Acquiring Fund intends to qualify as a regulated investment company (“RIC”) under the U.S. federal income tax laws.  During periods when an Acquiring Fund qualifies as a RIC and distributes all its income, the Acquiring Fund generally will not pay federal income taxes.

65

Distributions

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income taxable purposes at ordinary income tax rates.  Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions from the Integrity Short Term Government Fund are not expected to be treated as qualified dividend income.  Distributions of net capital again (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long a shareholder has held Acquiring Fund shares.  Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long a shareholder has held Acquiring Fund shares.  Dividends paid by the Integrity Dividend Harvest Fund may qualify in part for the dividends received deduction available to corporate shareholders provided certain holding period and other requirements contained in the Code are satisfied.  Dividends paid by the Integrity Short Term Government Fund are not expected to qualify for the dividends received deduction available to corporate shareholders.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  Such gain or loss will generally be a capital gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses

Net capital gain is taxable to non-corporate investors at a maximum federal income tax rate of 20%.  Capital gains may also be subject to the “Medicare tax” described below.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be recharacterized as long-term capital loss to the extent of any capital gain dividends received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Exchanges

If you exchange shares of your Acquiring Fund for shares of another fund, the exchange would generally be considered a sale of the exchanged shares for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Buying Shares Close to a Record Date

Buying Acquiring Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

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Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from an Acquiring Fund and net gains from redemptions or other taxable dispositions of shares of an Acquiring Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Backup Withholding

An Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Acquiring Fund is notified) by the IRS that they are subject to backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., generally an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Funds properly report as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below.  However, distributions received by a foreign investor from the Acquiring Funds that are properly reported by the Acquiring Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Acquiring Funds make certain elections and certain other conditions are met.  Distributions from the Acquiring Funds that are properly reported by the Acquiring Funds as an interest-related dividend attributable to certain interest income received by the Acquiring Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Acquiring Funds make certain elections and certain other conditions are met.  The Acquiring Funds may elect not to report any amounts as interest-related dividends or as short-term capital gain dividends.  You should consult your tax adviser with respect to other U.S. tax withholding and reporting requirements.

Foreign Account Tax Compliance Act

Distributions and dispositions of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to and dispositions by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Recently issued proposed Treasury Regulations generally eliminate such withholding on dispositions of shares and capital gain dividends received by such persons.  Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Cost-Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you establish.  The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS.  Please contact your tax adviser to determine which cost basis method best suits your specific situation.  If you hold your account directly with Viking Mutual Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election.  If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election.  If you hold your account directly with Viking Mutual Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method.  Under this method, the first shares purchased are treated as sold first.  Financial intermediaries choose their own default method.

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Additional Information

The Integrity Trust and the Target Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC.  Copies of reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Funds of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov.

Shareholder Inquiries and Mailings

All inquiries regarding the Acquiring Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone:  800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone:  800-601-5593

To reduce expenses, the Acquiring Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call Integrity Funds Distributor, LLC at 800-276-1262 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

Annual/Semi-Annual Report to Shareholders and Statement of Additional Information (SAI)

You can learn more about each Acquiring Fund in the following documents:

Annual/Semiannual Report to Shareholders.  Will include a discussion of market conditions and investment strategies that significantly affected the Acquiring Funds’ performance during the reporting period as well as financial statements, portfolio holdings, and the report of the independent registered public accountants.

Statement of Additional Information to this Joint Proxy Statement/Prospectus.  Contains more information about the Acquiring Funds and their respective investments and policies.  The SAI is incorporated by reference, so it is legally a part of this Joint Proxy Statement/Prospectus.

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For a free copy of these documents, please contact your investment representative, call us at the number below, or access them from the Acquiring Funds’ website at:  integrityvikingfunds.com.

Integrity Fund Services, LLC
800-601-5593

You may also call the number above to request other information about the Acquiring Funds and to make shareholder inquiries.

Reports and other information about each Acquiring Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov.

Legal Matters

Vedder Price P.C. serves as counsel for each Acquiring Fund.  Certain legal matters in connection with the issuance of Acquiring Fund Shares will be passed on by Vedder Price P.C.

Davis Graham & Stubbs LLP serves as counsel to the Funds’ Independent Trustees.

Financial Highlights

The financial highlights tables with respect to each Target Fund and the Integrity Dividend Harvest Fund are intended to help you understand each Fund’s financial performance for the periods shown.  The information below with respect to the Target Funds has been derived from the Target Funds’ financial statements for the fiscal year ended May 31, 2019.  The information below with respect to the Dividend Harvest Fund has been derived from said Fund’s financial statements for the six months ended January 31, 2019 (unaudited) and the fiscal period ended July 31, 2018.  The financial statements of each Target Fund and the Integrity Dividend Harvest Fund have been audited by Cohen & Company, Ltd., each such Funds’ independent registered public accounting firm, whose report, along with such Funds’ financial statements, are included in the annual report, which is available upon request.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund’s shares (assuming reinvestment of all dividends and other distributions).  Because the Integrity Short Term Government fund has not commenced operations as of the date of this Joint Proxy Statement/Prospectus, no Financial Highlights are provided.

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M.D. Sass Equity Income Plus Fund – Institutional Class
	Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
Net Asset Value, Beginning of Year........	$ 10.70	$ 10.72	$ 10.45	$ 11.54	$ 11.15
Income (loss) from investment operations:
Net investment income(1)(2)....................	0.18	0.11	0.14	0.16	0.22
Net realized and unrealized gain (loss) on investments(4).......................	0.09	(0.01)	0.31	(0.58)	0.48
Total from investment operations.............	0.27	0.10	0.45	(0.42)	0.70
Less distributions paid:
From net investment income.................	(0.24)	(0.12)	(0.18)	(0.22)	(0.22)
From realized gain...................................	—	—	—	(0.45)	(0.09)
Total distributions paid................................	(0.24)	(0.12)	(0.18)	(0.67)	(0.31)
Net Asset Value, End of Year...................	$ 10.73	$ 10.70	$ 10.72	$ 10.45	$ 11.54
Total Return(3)..............................................	2.55%	0.95%	4.29%	-3.52%	6.37%
Supplemental Data and Ratios:
Net assets at end of year (000’s)...............	$34,289	$55,188	$64,908	$132,523	$159,725
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses..........................................	1.35%	1.17%	1.09%	1.03%	1.05%
After waivers and reimbursements of expenses..........................................	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses..........................................	1.11%	0.57%	0.95%	1.95%	1.61%
After waivers and reimbursements of expenses..........................................	1.71%	0.99%	1.29%	2.23%	1.91%
Portfolio turnover rate.................................	71.47%	93.98%	77.33%	63.55%	87.20%

(1)           Per share net investment income has been calculated using the daily average shares outstanding method.

(2)           Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.

(3)           Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)           Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

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M.D. Sass Equity Income Plus Fund – Investor Class
	Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
Net Asset Value, Beginning of Year.................	$ 10.68	$ 10.69	$ 10.43	$ 11.53	$ 11.14
Income (loss) from investment operations:
Net investment income(1)(2).............................	0.15	0.08	0.11	0.12	0.18
Net realized and unrealized gain (loss) on investments(6)................................................	0.09	(0.00)(4)	0.30	(0.58)	0.49
Total from investment operations......................	0.23	0.08	0.41	(0.46)	0.67
Less distributions paid:
From net investment income..........................	(0.21)	(0.09)	(0.15)	(0.19)	(0.19)
From realized gain............................................	—	—	—	(0.45)	(0.09)
Total distributions paid.........................................	(0.21)	(0.09)	(0.15)	(0.64)	(0.28)
Net asset value, end of year...............................	$ 10.71	$ 10.68	$ 10.69	$ 10.43	$ 11.53
Total Return(3).......................................................	2.15%	0.71%	3.92%	-3.88%	6.09%
Supplemental data and ratios:
Net assets at end of year (000’s)........................	$280	$824	$1,114	$2,348	$2,330
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses.........................................................................	1.59%	1.42%	1.44%	1.38%	1.40%
After waivers and reimbursements of expenses.........................................................................	1.00%(5)	1.00%(5)	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets..............................................................................
Before waivers and reimbursements of expenses.........................................................................	0.84%	0.33%	0.69%	1.60%	1.31%
After waivers and reimbursements of expenses.........................................................................	1.43%	0.75%	1.03%	1.88%	1.61%
Portfolio turnover rate..........................................	71.47%	93.98%	77.33%	63.55%	87.20%

(1)           Per share net investment income has been calculated using the daily average shares outstanding method.

(2)           Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.

(3)           Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)           Less than 0.05 cents per share.

(5)           Reflects expense cap of 0.75% plus Rule 12b-1 fees of 0.25%.  The Fund did not accrue 0.10% allowable under the shareholder servicing plan for years ended May 31, 2018 or May 31, 2019.

(6)           Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

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M.D. Sass Short Term U.S. Government Agency Income Fund– Institutional Class
	Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
Net Asset Value, Beginning of Year................	$ 9.36	$ 9.51	$ 9.75	$ 9.91	$ 10.06
Income (loss) from investment operations:
Net investment income(1)(2).............................	0.29	0.26	0.25	0.15	0.15
Net realized and unrealized gain (loss) on investments...................................................	(0.05)	(0.11)	(0.19)	(0.11)	(0.08)
Total from investment operations.....................	0.24	0.15	0.06	0.04	0.07
Less distributions paid:
From net investment income.........................	(0.30)	(0.30)	(0.30)	(0.20)	(0.22)
Total distributions paid........................................	(0.30)	(0.30)	(0.30)	(0.20)	(0.22)
Net Asset Value, End of Year............................	$ 9.30	$ 9.36	$ 9.51	$ 9.75	$ 9.91
Total Return(3)........................................................	2.66%	1.60%	0.64%	0.35%	0.75%
Supplemental Data and Ratios:
Net assets at end of year (000’s)........................	$17,418	$23,429	$36,394	$97,164	$83,678
Ratio of expenses to average net assets...........
Before waivers and reimbursements of expenses........................................................................	1.24%	0.90%	0.64%	0.59%	0.65%
After waivers and reimbursements of expenses........................................................................	0.55%	0.55%	0.55%	0.58%	0.66%
Ratio of net investment income to average net assets...................................................................
Before waivers and reimbursements of expenses........................................................................	2.42%	2.36%	2.50%	1.50%	1.52%
After waivers and reimbursements of expenses........................................................................	3.11%	2.71%	2.59%	1.51%	1.51%
Portfolio turnover rate..........................................	15.24%	98.95%	164.31%	182.08%	99.63%

(1)           Per share net investment income has been calculated using the daily average shares outstanding method.

(2)           Net investment income per share is calculated using the ending balances prior to considerations or adjustment for permanent book to tax differences.

(3)           Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

72

Integrity Dividend Harvest Fund (Class A)
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/19+	Seven Months Ended 7/31/18	Year Ended 12/31/17	Year Ended 12/30/16	Year Ended 12/31/15	Year Ended 12/31/14
Net asset value, beginning of period..............................................	$14.24	$ 14.68	$ 14.33	$ 12.23	$ 12.64	$ 12.05
Income (loss) from investment operations:
Net investment income (loss)................	$ 0.21	$ 0.24	$ 0.41	$ 0.39	$ 0.37	$ 0.36
Net realized and unrealized gain (loss) on investments[1].....................................	(0.15)	(0.45)	1.16	2.15	(0.24)	1.01
Total from investment operations..........	$ 0.06	$ (0.21)	$ 1.57	$ 2.54	$ 0.13	$ 1.37
Less distributions:
Dividends from net investment income..............................................	$ (0.21)	$ (0.23)	$ (0.41)	$ (0.39)	$ (0.37)	$ (0.36)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)	(0.17)	(0.42)
Total distributions.................................	$ (1.06)	$ (0.23)	$ (1.22)	$ (0.44)	$ (0.54)	$ (0.78)
Net asset value, end of period...............	$13.24	$ 14.24	$14.68	$ 14.33	$ 12.23	$ 12.64
Total return (excludes any applicable sales charge).....................................	0.72%#	(1.39%)#	11.10%	20.94%	1.12%	11.42%
Ratios/supplemental data..................
Net assets, end of period (in thousands)	$87,139	$95,340	$111,696	$107,275	$43,425	$29,645
Ratio of expenses to average net assets after waivers[2]....................................	0.95%^	0.95%^	0.95%	0.95%	0.85%	0.60%
Ratio of expenses to average net assets before waivers..................................	1.55%^	1.53%^	1.49%	1.55%	1.58%	1.59%
Ratio of net investment income to average net assets[2].........................................	3.04%^	2.92%^	2.88%	3.26%	3.18%	2.98%
Portfolio turnover rate...........................	23.15%#	23.05%#	44.89%	25.56%	38.38%	32.99%

1              Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

2              This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^              Annualized.

#              Not Annualized.

+              Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

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Integrity Dividend Harvest Fund (Class I)
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/19+	Seven Months Ended 7/31/18	Year Ended 12/31/17	Period From 8/1/16* to 12/30/16
Net asset value, beginning of period....................	$ 14.25	$ 14.69	$ 14.34	$13.96
Income (loss) from investment operations:
Net investment income (loss)...................................	$0.23	$ 0.26	$ 0.45	$0.22
Net realized and unrealized gain (loss) on investments[1].......................................................................................	(0.15)	(0.46)	1.16	0.43
Total from investment operations..........................	$ 0.08	$ (0.20)	$ 1.61	$ 0.65
Less distributions:
Distributions from net investment income............	$ (0.23)	$ (0.24)	$ (0.45)	$ (0.22)
Distributions from net realized gains......................	(0.85)	0.00	(0.81)	(0.05)
Returns of capital.......................................................		0.00	0.00	0.00
Total distributions......................................................	$ (1.08)	$ (0.24)	$ (1.26)	$ (0.27)
Net asset value, end of period..................................	$ 13.25	$ 14.25	$ 14.69	$14.34
Total return (excludes any applicable sales charge)	0.85%#	(1.26%)#	11.37%	4.67%#
Ratios/supplemental data
Net assets, end of period (in thousands)................	$25,079	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers[2].......................................................................................	0.70%^	0.70%^	0.70%	0.70%^
Ratio of expenses to average net assets before waivers.......................................................................................	1.30%^	1.28%^	1.24%	1.31%^
Ratio of net investment income to average net assets[2].......................................................................................	3.29%^	3.18%^	3.14%	3.22%^
Portfolio turnover rate...............................................	23.15%#	23.05%#	44.89%	25.56%#

1              Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

2              This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^              Annualized.

#              Not Annualized.

*              Commencement of operations.

+              Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

74

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(M.D. Sass Equity Income Plus Fund)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2019, by and among The Integrity Funds, a Delaware statutory trust (the “Acquiring Trust”), on behalf of Integrity Dividend Harvest Fund (the “Acquiring Fund”); Trust for Professional Managers, a Delaware statutory trust (the “Target Trust”), on behalf of M.D. Sass Equity Income Plus Fund (the “Target Fund”); for purposes of paragraphs 5.9 and  9.1 of this Agreement only, Viking Fund Management, LLC (“Viking Management”); and for purposes of paragraph  9.1 of this Agreement only, M.D. Sass Investors Services, Inc. (“MDSIS”) and M.D. Sass, LLC (together with MDSIS, “M.D. Sass”).  References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust, on behalf of the Acquiring Fund, and/or the Target Trust, on behalf of the Target Fund.  The Acquiring Trust has its principal place of business at One Main Street North, Minot, North Dakota 58703.  The Target Trust has its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

WHEREAS, the reorganization will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the Target Trust, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, neither the Acquiring Fund nor Viking Management is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Target Trust, including a majority of the trustees who are not “interested persons” of the Target Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

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Article I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1              THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3.  Such transactions will take place at the Closing (as defined in paragraph 3.1).

1.2              ASSETS TO BE ACQUIRED.  The Target Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Target Fund as of the Valuation Time (as defined in paragraph 2.1); such Statement will be in a form approved by Viking Management and prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period.  The assets of the Target Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”).  The Target Trust, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder.  The Target Trust, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets.  Such assets will be deemed included in the Assets transferred to the Acquiring Fund at the Closing (as defined in paragraph 3.1) and will not be separately valued.

1.3              LIABILITIES TO BE ASSUMED.  The Target Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time and, prior to the Valuation Time, will have discharged the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Excluded Liabilities”).  Without limiting the foregoing, the Target Fund will have paid or otherwise discharged all liabilities or obligations accrued and owing to third parties under each of the contracts set forth in Schedule 7.4, including any early termination fees or penalties.  At the Closing, the Acquiring Fund will assume all liabilities of the Target Fund except for the Excluded Liabilities (the “Liabilities”).

1.4              LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing, the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class (the “Target Fund Shareholders”), determined as of the time of such distribution, the Acquiring Fund Shares of the corresponding class (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1.  Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A to this Agreement.  Promptly after the Closing, the Target Trust will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware as set forth in paragraph 1.7 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void.  Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

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1.5              TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6              REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.7              TERMINATION.  The Target Trust will take all necessary and appropriate steps under its charter and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

1.8              WAIVER OF INVESTMENT MINIMUMS, INVESTOR ELIGIBILITY REQUIREMENTS AND SALES LOADS.  In connection with the Reorganization, any minimum investment amounts, investor eligibility requirements or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

Article II

VALUATION

2.1              VALUATION OF ASSETS.  The value of the Target Fund’s Assets attributable to each class of the Target Fund to be acquired, and the amount of the Target Fund’s Liabilities attributable to each class of the Target Fund to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”) using the valuation policies and procedures described in paragraph 2.4.

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2.2              VALUATION OF SHARES.  The net asset value per share of each class of the Acquiring Fund will be computed as of the Valuation Time using the valuation policies and procedures described in paragraph 2.4.

2.3              SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined with respect to each class of shares of the Target Fund by dividing (a) the net assets attributable to such class of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2.

2.4                 DETERMINATION OF VALUE.  All computations of value will be made by Integrity Fund Services, LLC, the Acquiring Fund’s accounting agent, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust for regular use in pricing the shares and assets of the Acquiring Fund, subject to the following sentence.  To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of the Target Fund that will be transferred to the Acquiring Fund, would result in material pricing differences from the valuation policies and procedures used by the Target Fund, the Acquiring Trust and the Target Trust agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

Article III

CLOSING AND CLOSING DATE

3.1              CLOSING DATE.  Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) will take place on January 17, 2020 or such other date as the parties hereto may agree (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date, unless otherwise provided.  The Closing will be held as of 5:00 p.m. Eastern time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

3.2              EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored, or such other date as the parties hereto may agree.

3.3              DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made as of the Closing and will be delivered to Wells Fargo Bank, N.A., the Acquiring Fund’s custodian, or a successor custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.  If the Target Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

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3.4              TRANSFER AGENT CERTIFICATES.  The Target Trust will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Target Trust a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.5              CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the Target Trust will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund.  At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the Target Trust, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1              REPRESENTATIONS OF THE TARGET TRUST.  The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

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(a)                            The Target Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Target Fund is a duly established and designated separate series of the Target Trust.

(b)                           The Target Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and the shares of the Target Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Trust and the Target Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)                            The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Target Fund currently complies in all material respects with its investment objective and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.

(d)                           The Target Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Target Trust’s trust instrument or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound.

(e)                            Neither the Target Trust nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)                            The Target Trust has not adopted, and there is not in effect, a deferred compensation plan on behalf of its trustees.

(g)                            Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Trust or the Target Fund or any of the properties or assets of the Target Trust or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Target Trust or the Target Fund, the conduct of the business of the Target Trust or the Target Fund, or the ability of the Target Trust, on behalf of the Target Fund, to carry out the Reorganization.  The Target Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Target Trust or the Target Fund or the Target Trust’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

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(h)                           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended May 31, 2019 have been audited by Cohen & Company, Ltd, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)                             Since the date of the financial statements referred to in subsection (h) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one (1) year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Trust.

(j)                             All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements.  To the Target Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Target Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties) has been asserted with respect to the Target Fund.

(k)                           For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has been, or in the case of the taxable year ending on the Closing Date will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or in the case of the taxable year ending on the Closing Date will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been, or in the case of the taxable year ending on the Closing Date will be, eligible to compute and has computed or in the case of the taxable year ending on the Closing Date will compute its federal income tax under Section 852 of the Code and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Target Fund has not taken any action or caused any action to be taken or failed to cause any action to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

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(l)                             Neither the Target Trust nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(m)                         The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(n)                           Except as otherwise disclosed to the Acquiring Trust, the Target Trust, with respect to the Target Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code.

(o)                           All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into any shares of the Target Fund.

(p)                           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state laws.

(q)                           All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and such shares are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing.  Such registrations are, in all material respects, complete and current and have been continuously effective, and all fees required to be paid have been paid.  The Target Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Target Trust is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(r)                             At the Closing, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and, upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Trust and accepted by the Acquiring Trust.

(s)                            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Target Trust and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

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(t)                             The information furnished by the Target Trust for use in no-action letters, applications for orders, registration statements and proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(u)                           The Registration Statement (as defined in paragraph 5.3), the Proxy Statement/Prospectus (as defined in paragraph 5.3) and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or M.D. Sass, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or M.D. Sass, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Target Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the Target Trust, the Target Fund or M.D. Sass included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(v)                           Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and has withheld in respect of all dividends, other distributions and redemption proceeds and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

4.2              REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

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(a)                            The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b)                           The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)                            The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Acquiring Fund currently complies in all material respects with its investment goal and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.

(d)                           The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(e)                            Except as otherwise disclosed in writing to the Target Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization.  The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

(f)                            The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for the Acquiring Fund’s fiscal period ended July 31, 2018 and each of the four fiscal years ended December 31, 2017, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

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(g)                            Since the date of the financial statements referred to in subsection (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one (1) year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Trust.

(h)                           All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subsection (f) above are properly reflected on such financial statements.  To the Acquiring Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Acquiring Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties) has been asserted with respect to the Acquiring Fund.

(i)                             For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or failed to cause any action to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)                             No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(k)                           Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(l)                             All issued and outstanding shares of the Acquiring Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

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(m)                         All issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and such shares are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Target Trust in writing.  Such registrations are, in all material respects, complete and current and have been continuously effective, and all fees required to be paid have been paid.  The Acquiring Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Acquiring Trust is, and was, fully qualified to sell the shares of the Acquiring Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(n)                           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)                           The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued and will be fully paid and non-assessable by the Acquiring Fund.

(p)                           The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(q)                           The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Viking Management, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Viking Management, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the Target Trust, the Target Fund or M.D. Sass included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

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(r)                             No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

(s)                            The Acquiring Fund does not directly or indirectly own, nor at the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five (5) years, any shares of the Target Fund.

(t)                             Except as otherwise disclosed in writing to the Target Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its shares and has withheld in respect of all dividends, other distributions and redemption proceeds and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

Article V

COVENANTS OF THE ACQUIRING Trust AND THE TARGET TRUST

5.1              OPERATION IN ORDINARY COURSE.  The Acquiring Trust and the Target Trust each will operate the business of the Acquiring Fund and the Target Fund, respectively, in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.  Notwithstanding the foregoing sentence, the Target Trust, on behalf of the Target Fund, shall make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

5.2              SHAREHOLDER MEETING.  The Target Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3              PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the Target Trust will cooperate with each other in the preparation of the Acquiring Trust’s Registration Statement on Form N‑14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), including the Joint Proxy Statement/Prospectus contained therein (the “Proxy Statement/Prospectus”), and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the Target Trust and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Target Trust will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Trust’s trust instrument and Bylaws.  Each of the Acquiring Trust and the Target Trust will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.2.  If at any time prior to the Closing, the Acquiring Trust or the Target Trust becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party, and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

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5.4              INVESTMENT REPRESENTATION.  The Target Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.5              ADDITIONAL INFORMATION.  The Target Trust will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

5.6              FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state “Blue Sky” or securities laws as it may deem appropriate in order to continue its operations after the Closing; and (c) as promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the Target Trust’s President and Chief Executive Officer or Vice President and its Treasurer.

5.7              ACCESS TO RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

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5.8              TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Acquiring Trust, the Acquiring Fund, the Target Trust or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

5.9                 SECTION 15(f) SAFE HARBOR.  The Acquiring Trust represents that at least 75% of the board members of the Acquiring Trust are not “interested persons” (as defined in the 1940 Act) of Viking Management (or of any other entity that will act as investment adviser to the Acquiring Fund or any successor) or M.D. Sass and that, for a period of three years following the Closing, any vacancies will be filled in a manner that maintains such composition.  Subject to its fiduciary duties, for a period of two years following the Closing, Viking Management agrees that neither Viking Management nor any of its affiliates (or any other affiliated entity that will act as investment adviser to the Acquiring Fund or any successor) will recommend that the Board of Trustees of the Acquiring Trust take any action that reasonably could be deemed to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) in connection with the transactions contemplated hereby.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions will be satisfied or, to the extent legally permissible, waived:

6.1              All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the Target Trust, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Vice President, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to such effect and as to such other matters as the Target Trust may reasonably request.

6.2              The Target Trust, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Target Trust, substantially to the effect that:

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(1)               the Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq.;

(2)               the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws;

(3)               this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(4)               to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the State of Delaware of the United States is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained, and except such as may be required under Delaware securities laws, about which such counsel expresses no opinion;

(5)               the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under this Agreement, will be validly issued, fully paid and non-assessable by the Acquiring Fund;

(6)               the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

(7)               the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

6.3                 The Target Trust, on behalf of the Target Fund, will have received evidence that the expense limitation agreement of the Acquiring Fund in substantially the form in effect on the date hereof, shall remain in effect for a period of at least two years from the Closing.

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Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Target Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions will be satisfied or, to the extent legally permissible, waived:

7.1              All representations and warranties of the Target Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Target Trust, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the Target Trust’s President and Chief Executive Officer or Vice President, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

7.2              The Target Trust will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the Vice President and Treasurer or Assistant Treasurer of the Target Trust.

7.3              The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Godfrey & Kahn S.C., counsel to the Target Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(1)               the Target Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq.;

(2)               the execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated hereby will not, violate the Target Trust’s Declaration of Trust or By-Laws;

(3)               this Agreement has been duly authorized, executed and delivered by the Target Trust, on behalf of the Target Fund, and is a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable against the Target Trust, with respect to the Target Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(4)               to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained; and

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(5)               the Target Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Target Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

7.4              The contracts of the Target Trust and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and the Acquiring Fund will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

Article VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING TRUST AND THE TARGET TRUST

If any of the conditions set forth below do not exist on or before the Closing with respect to the Target Trust or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1              The closing conditions to the Facilitation Agreement dated as of July 11, 2019 by and among Viking Management and M.D. Sass (the “Facilitation Agreement”) will have been satisfied or, to the extent legally permissible, waived by the parties thereto.

8.2              This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust’s trust instrument and Bylaws and the 1940 Act.  Notwithstanding anything in this Agreement to the contrary, neither the Target Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 8.2.

8.3              On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

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8.4              All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the Target Trust to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.5              The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6              Prior to the Valuation Time, the Target Trust, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.7              For a period beginning at the Closing Date and ending no less than six (6) years thereafter, the Target  Trust will have arranged for the provision of directors and officers/errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former directors and officers of the Target Trust, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

8.8              Each of the Acquiring Trust and the Target Trust will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)                            The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares, and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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(b)                           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c)                            No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such Target Fund Shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)                           No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)                            The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such Target Fund Shareholder.

(f)                            The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such Target Fund Shareholder, provided such shares of the Target Fund were held by such Target Fund Shareholder as capital assets at the effective time of the Reorganization.

(g)                            The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)                           The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request of the Target Fund and the Acquiring Fund, as well as the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations.

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The provisions of this paragraph 8.8 may not be waived.

Article IX

EXPENSES

9.1              Except as otherwise provided, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, and the Target Trust, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Viking Management, M.D. Sass and/or their respective affiliates as agreed to by such persons pursuant to the Facilitation Agreement.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement and the Proxy Statement/Prospectus; (c) expenses associated with the solicitation of proxies and the meeting of shareholders of the Target Fund; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.  The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which shareholders of the Target Fund are residents.

9.2              Notwithstanding the foregoing, expenses will in any event be paid by the person directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Article X

TERMINATION

10.1          This Agreement may be terminated by mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund.  In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)                            of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days of notification of such breach and prior to the Closing; or

(b)                           a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2          In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Target Trust, the trustees or officers of the Acquiring Trust or the trustees or officers of the Target Trust to any other persons, but Viking Management and M.D. Sass will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

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Article XI

AMENDMENTS

11.1          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Target Trust.

Article XII

HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

12.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

12.2          This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

12.3          The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

12.4             The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

12.5          This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts-of-laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

12.6          This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the Target Trust without the written consent of the other party.  Nothing in this Agreement, expressed or implied, is intended or will be construed to confer upon or give any person or firm, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

12.7          The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series, and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only.  Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

THE INTEGRITY FUNDS, on behalf of Integrity Dividend Harvest Fund By: Name: Title:
TRUST FOR PROFESSIONAL MANAGERS, on behalf of M.D. Sass Equity Income Plus Fund By: Name: Title:
For purposes of paragraphs 5.9 and 9.1 only: VIKING FUND MANAGEMENT, LLC By: Name: Title:
For purposes of paragraph 9.1 only: M.D. SASS, LLC By: Name: Title:
For purposes of paragraph 9.1 only: M.D. SASS INVESTORS SERVICES, INC. By: Name: Title:

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EXHIBIT A

The following table sets forth (i) the Target Fund and its classes of shares and (ii) the Acquiring Fund and the corresponding classes of shares to be issued in the Reorganization:

Target Fund and its classes of shares	Acquiring Fund and its classes of shares
M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund
Investor Class	Class A
Institutional Class	Class I

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SCHEDULE 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•         Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Trust, on behalf of the Target Fund, and M.D. Sass (including any recoupment by M.D. Sass or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).

•         Any liabilities or penalties resulting from the termination of contracts or other commitments of the Target Trust or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

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SCHEDULE 7.4

Contracts

[TO COME]

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EXHIBIT B:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(M.D. sass short term U.S. Government Agency Income Fund)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2019, by and among The Integrity Funds, a Delaware statutory trust (the “Acquiring Trust”), on behalf of Integrity Short Term Government Fund (the “Acquiring Fund”); Trust for Professional Managers, a Delaware statutory trust (the “Target Trust”), on behalf of M.D. Sass Short Term U.S. Government Agency Income Fund (the “Target Fund”); for purposes of paragraphs 5.10 and  9.1 of this Agreement only, Viking Fund Management, LLC (“Viking Management”); and for purposes of paragraph 9.1 of this Agreement only, M.D. Sass Investors Services, Inc. (“MDSIS”) and M.D. Sass, LLC (together with MDSIS, “M.D. Sass”).  References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust, on behalf of the Acquiring Fund, and/or the Target Trust, on behalf of the Target Fund.  The Acquiring Trust has its principal place of business at One Main Street North, Minot, North Dakota 58703.  The Target Trust has its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

WHEREAS, the reorganization will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for Class I voting shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution, of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the Target Trust, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one (1) share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;

WHEREAS, neither the Acquiring Fund nor Viking Management is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund; and

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WHEREAS, the Board of Trustees of the Target Trust, including a majority of the trustees who are not “interested persons” of the Target Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

Article XIII

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

13.1          THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3.  Such transactions will take place at the Closing (as defined in paragraph 3.1).

13.2          ASSETS TO BE ACQUIRED.  The Target Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Target Fund as of the Valuation Time (as defined in paragraph 2.1); such Statement will be in a form approved by Viking Management and prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period.  The assets of the Target Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”).  The Target Trust, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder.  The Target Trust, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets.  Such assets will be deemed included in the Assets transferred to the Acquiring Fund at the Closing (as defined in paragraph 3.1) and will not be separately valued.

13.3          LIABILITIES TO BE ASSUMED.  The Target Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time and, prior to the Valuation Time, will have discharged the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Excluded Liabilities”).  Without limiting the foregoing, the Target Fund will have paid or otherwise discharged all liabilities or obligations accrued and owing to third parties under each of the contracts set forth in Schedule 7.4, including any early termination fees or penalties. At the Closing, the Acquiring Fund will assume all liabilities of the Target Fund except for the Excluded Liabilities (the “Liabilities”).

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13.4          LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing, the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the time of such distribution, the Acquiring Fund Shares (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1, and promptly after the Closing, the Target Trust will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware as set forth in paragraph 1.7 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void.  Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

13.5          TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.6          REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

13.7          TERMINATION.  The Target Trust will take all necessary and appropriate steps under its charter and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

13.8          INITIAL SHARE.  Prior to the Closing, the Acquiring Fund will issue one (1) Class I share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Viking Management or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund.  Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.

13.9          WAIVER OF INVESTMENT MINIMUMS, INVESTOR ELIGIBILITY REQUIREMENTS AND SALES LOADS.  In connection with the Reorganization, any minimum investment amounts, investor eligibility requirements or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

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Article XIV

VALUATION

14.1          VALUATION OF ASSETS.  The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s Liabilities to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”) using the valuation policies and procedures described in paragraph 2.4.

14.2          VALUATION OF SHARES.  The net asset value per share of Class I Shares of the Acquiring Fund will be the net asset value per share of the Institutional Class Shares of the Target Fund computed as of the Valuation Time using the valuation policies and procedures described in paragraph 2.4.

14.3          SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined by dividing (a) the net assets of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of Class I Shares of the Acquiring Fund, determined in accordance with paragraph 2.2.

14.4          DETERMINATION OF VALUE.  All computations of value will be made by Integrity Fund Services, LLC, the Acquiring Fund’s accounting agent, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust for regular use in pricing the shares and assets of the Acquiring Fund, subject to the following sentence.  To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of the Target Fund that will be transferred to the Acquiring Fund, would result in material pricing differences from the valuation policies and procedures used by the Target Fund, the Acquiring Trust and the Target Trust agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

Article XV

CLOSING AND CLOSING DATE

15.1          CLOSING DATE.  Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) will take place on January 17, 2020 or such other date as the parties hereto may agree (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date, unless otherwise provided.  The Closing will be held as of 5:00 p.m. Eastern time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

15.2          EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored, or such other date as the parties hereto may agree.

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15.3          DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made as of the Closing and will be delivered to UMB Bank N.A., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.  If the Target Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

15.4          TRANSFER AGENT CERTIFICATES.  The Target Trust will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Target Trust a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

15.5          CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the Target Trust will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund.  At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the Target Trust, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

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Article XVI

REPRESENTATIONS AND WARRANTIES

16.1          REPRESENTATIONS OF THE TARGET TRUST.  The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)                The Target Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Target Fund is a duly established and designated separate series of the Target Trust.

(b)               The Target Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and the shares of the Target Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Trust and the Target Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)                The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Target Fund currently complies in all material respects with its investment objective and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.

(d)               The Target Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Target Trust’s trust instrument or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound.

(e)                Neither the Target Trust nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

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(f)                The Target Trust has not adopted, and there is not in effect, a deferred compensation plan on behalf of its trustees.

(g)                Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Trust or the Target Fund or any of the properties or assets of the Target Trust or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Target Trust or the Target Fund, the conduct of the business of the Target Trust or the Target Fund, or the ability of the Target Trust, on behalf of the Target Fund, to carry out the Reorganization.  The Target Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Target Trust or the Target Fund or the Target Trust’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

(h)               The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended May 31, 2019 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)                 Since the date of the financial statements referred to in subsection (h) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one (1) year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Trust.

(j)                 All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements.  To the Target Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Target Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties) has been asserted with respect to the Target Fund.

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(k)               For each taxable year of its operations (including the taxable year that includes the Closing Date for that portion of such taxable year ending on the Closing Date), the Target Fund (i) has been, or for the portion of its taxable year ending on the Closing Date will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or for the portion of its taxable year ending on the Closing Date will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been, or for the portion of its taxable year ending on the Closing Date will be, eligible to compute and has computed its federal income tax under Section 852 of the Code and (iv) has not been, or for the portion of its taxable year ending on the Closing Date will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Target Fund has not taken any action or caused any action to be taken or failed to cause any action to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company.  As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(l)                 Neither the Target Trust nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(m)             The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(n)               Except as otherwise disclosed to the Acquiring Trust, the Target Trust, with respect to the Target Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code.

(o)               All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into any shares of the Target Fund.

(p)               No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state laws.

(q)               All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and such shares are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing.  Such registrations are, in all material respects, complete and current and have been continuously effective, and all fees required to be paid have been paid.  The Target Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Target Trust is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

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(r)                 At the Closing, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and, upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Trust and accepted by the Acquiring Trust.

(s)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Target Trust and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(t)                 The information furnished by the Target Trust for use in no-action letters, applications for orders, registration statements and proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(u)               The Registration Statement (as defined in paragraph 5.4), the Proxy Statement/Prospectus (as defined in paragraph 5.4) and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or M.D. Sass, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or M.D. Sass, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Target Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the Target Trust, the Target Fund or M.D. Sass included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

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(v)               Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and has withheld in respect of all dividends, other distributions and redemption proceeds and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

16.2          REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

(a)                The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b)               The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and, as of the Closing, the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)                The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(d)               Except as otherwise disclosed in writing to the Target Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization.  The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

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(e)                No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)                The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code and will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date,  and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date.  The Acquiring Fund has no earnings and profits accumulated in any taxable year for federal income tax purposes.

(g)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(h)               The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the time immediately after the Closing.  When so issued and delivered, such shares will be duly and validly issued, and will be fully paid and non-assessable by the Acquiring Fund.

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(i)                 The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(j)                 The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Viking Management, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Viking Management, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the Target Trust, the Target Fund or M.D. Sass included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(k)               No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

(l)                 The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization.  As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.  Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

(m)             As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.8 above.  The Initial Share will be redeemed and cancelled prior to the Closing.

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Article XVII

COVENANTS OF THE ACQUIRING Trust AND THE TARGET TRUST

17.1          OPERATION OF TARGET FUND.  The Target Trust will operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.  Notwithstanding the foregoing sentence, the Target Trust reserves the right of the Target Fund to make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

17.2          OPERATION OF ACQUIRING FUND.  Prior to the Closing, the Acquiring Fund will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.8 above.  The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.

17.3          SHAREHOLDER MEETING.  The Target Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

17.4          PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the Target Trust will cooperate with each other in the preparation of the Acquiring Trust’s Registration Statement on Form N‑14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), including the Joint Proxy Statement/Prospectus contained therein (the “Proxy Statement/Prospectus”), and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the Target Trust and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Target Trust will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Trust’s trust instrument and Bylaws.  Each of the Acquiring Trust and the Target Trust will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.3.  If at any time prior to the Closing, the Acquiring Trust or the Target Trust becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party, and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

17.5          INVESTMENT REPRESENTATION.  The Target Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

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17.6          ADDITIONAL INFORMATION.  The Target Trust will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

17.7          FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state “Blue Sky” or securities laws as it may deem appropriate in order to continue its operations after the Closing; and (c) as promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the Target Trust’s President and Chief Executive Officer or Vice President and its Treasurer.

17.8          ACCESS TO RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

17.9          TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Acquiring Trust, the Acquiring Fund, the Target Trust or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

17.10      SECTION 15(f) SAFE HARBOR.  The Acquiring Trust represents that at least 75% of the board members of the Acquiring Trust are not “interested persons” (as defined in the 1940 Act) of Viking Management (or of any other entity that will act as investment adviser to the Acquiring Fund or any successor) or M.D. Sass and that, for a period of three years following the Closing, any vacancies will be filled in a manner that maintains such composition.  Subject to its fiduciary duties, for a period of two years following the Closing, Viking Management agrees that neither Viking Management nor any of its affiliates (or any other affiliated entity that will act as investment adviser to the Acquiring Fund or any successor) will recommend that the Board of Trustees of the Acquiring Trust take any action that reasonably could be deemed to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) in connection with the transactions contemplated hereby.

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Article XVIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions will be satisfied or, to the extent legally permissible, waived:

18.1          All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the Target Trust, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Vice President, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to such effect and as to such other matters as the Target Trust may reasonably request.

18.2          The Target Trust, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Target Trust, substantially to the effect that:

(1)                                                               the Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq.;

(2)               the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws;

(3)               this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(4)               to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the State of Delaware of the United States is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained, and except such as may be required under Delaware securities laws, about which such counsel expresses no opinion;

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(5)               the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under this Agreement, will be validly issued, fully paid and non-assessable by the Acquiring Fund;

(6)               the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

(7)               the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

18.3          The Target Trust, on behalf of the Target Fund, will have received evidence that the expense limitation agreement of the Acquiring Fund in substantially the form in effect on the date hereof, shall remain in effect for a period of at least two years from the Closing.

Article XIX

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Target Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions will be satisfied or, to the extent legally permissible, waived:

19.1          All representations and warranties of the Target Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Target Trust, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the Target Trust’s President and Chief Executive Officer or Vice President, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

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19.2          The Target Trust will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the Vice President and Treasurer or Assistant Treasurer of the Target Trust.

19.3          The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Godfrey & Kahn, S.C., counsel to the Target Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(1)               the Target Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq.;

(2)               the execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated hereby will not, violate the Target Trust’s Declaration of Trust or By-Laws;

(3)               this Agreement has been duly authorized, executed and delivered by the Target Trust, on behalf of the Target Fund, and is a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable against the Target Trust, with respect to the Target Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(4)               to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained; and

(5)               the Target Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Target Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

19.4          The contracts of the Target Trust and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and the Acquiring Fund will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

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Article XX

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING TRUST AND THE TARGET TRUST

If any of the conditions set forth below do not exist on or before the Closing with respect to the Target Trust or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

20.1          The closing conditions to the Facilitation Agreement dated as of July 11, 2019 by and among Viking Management and M.D. Sass (the “Facilitation Agreement”) will have been satisfied or, to the extent legally permissible, waived by the parties thereto.  The closing conditions include, among other conditions, that shareholders of the M.D. Sass Equity Income Plus Fund, a separate series of the Target Trust, must approve the reorganization of that fund into a separate series of the Acquiring Trust.  For avoidance of doubt, if the reorganization of the M.D. Sass Equity Income Plus Fund does not occur, the Reorganization of the Target Fund will not take place.

20.2          This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust’s trust instrument and Bylaws and the 1940 Act.  Notwithstanding anything in this Agreement to the contrary, neither the Target Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 8.2.

20.3          On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

20.4          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the Target Trust to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

20.5          The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

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20.6          If and to the extent that the Board of Trustees of the Target Trust deems it advisable for federal income tax purposes, the Target Fund may declare prior to the Valuation Time, and if it does so, pay, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all years or periods up to and including the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all years or periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all years or periods up to and including the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

20.7          For a period beginning at the Closing Date and ending no less than six (6) years thereafter, the Target Trust will have arranged for the provision of directors and officers/errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former directors and officers of the Target Trust, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

20.8          Each of the Acquiring Trust and the Target Trust will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)                The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)               No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c)                No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such Target Fund Shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)               No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

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(e)                The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such Target Fund Shareholder.

(f)                The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such Target Fund Shareholder, provided such shares of the Target Fund were held by such Target Fund Shareholder as capital assets at the effective time of the Reorganization.

(g)                The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)               The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request of the Target Fund and the Acquiring Fund, as well as the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations.

The provisions of this paragraph 8.8 may not be waived.

Article XXI

EXPENSES

21.1          Except as otherwise provided, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, and the Target Trust, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Viking Management, M.D. Sass and/or their respective affiliates as agreed to by such persons pursuant to the Facilitation Agreement.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement and the Proxy Statement/Prospectus; (c) expenses associated with the solicitation of proxies and the meeting of shareholders of the Target Fund; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.  The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which shareholders of the Target Fund are residents.

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21.2          Notwithstanding the foregoing, expenses will in any event be paid by the person directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Article XXII

TERMINATION

22.1          This Agreement may be terminated by mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund.  In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)                of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days of notification of such breach and prior to the Closing; or

(b)               a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

22.2          In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Target Trust, the trustees or officers of the Acquiring Trust or the trustees or officers of the Target Trust to any other persons, but Viking Management and M.D. Sass will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

Article XXIII

AMENDMENTS

23.1          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Target Trust.

Article XXIV

HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

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24.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

24.2          This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

24.3          The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

24.4          The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

24.5          This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts-of-laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

24.6          This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the Target Trust without the written consent of the other party.  Nothing in this Agreement, expressed or implied, is intended or will be construed to confer upon or give any person or firm, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

24.7          The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series, and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only.  Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.

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B-18

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

THE INTEGRITY FUNDS, on behalf of Integrity Short Term Government Fund By: Name: Title:
TRUST FOR PROFESSIONAL MANAGERS, on behalf of M.D. Sass Short Term U.S. Government Agency Income Fund By: Name: Title:
For purposes of paragraphs 5.10 and 9.1 only: VIKING FUND MANAGEMENT, LLC By: Name: Title:
For purposes of paragraph 9.1 only: M.D. SASS, LLC By: Name: Title:
For purposes of paragraph 9.1 only: M.D. SASS INVESTORS SERVICES, INC. By: Name: Title:
B-19

SCHEDULE 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•         Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Trust, on behalf of the Target Fund, and M.D. Sass (including any recoupment by M.D. Sass or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).

•         Any liabilities or penalties resulting from the termination of contracts or other commitments of the Target Trust or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

B-20

SCHEDULE 7.4

Contracts

[To Come]

B-21

Exhibit C:  Fundamental Investment Restrictions

Each Fund has adopted certain fundamental and non-fundamental investment restrictions.  The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.  Non-fundamental investment restrictions, which may be changed by each Fund’s respective Board without shareholder approval, are disclosed in the Target Funds’ and the Integrity Dividend Harvest Funds’ Statement of Additional Information, which is incorporated herein by reference, and for the Integrity Short Term Government Fund in the SAI of said Fund related to this Joint Proxy Statement/Prospectus, which is also incorporated herein by reference.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

REORGANIZATION of M.D. Sass Equity Income Plus Fund into Integrity Dividend Harvest Fund

The fundamental investment restrictions of the Target Fund and the Acquiring Fund relating to the Reorganization of the M.D. Sass Equity Income Plus Fund into the Integrity Dividend Harvest Fund are set forth in the table below.

	M.D. Sass Equity Income Plus Fund (Target Fund)	Integrity Dividend Harvest Fund (Acquiring Fund)
Senior Securities; Pledging; Borrowing

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies.

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Loans	The Fund may not make loans of money (except for the lending of a Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of the Fund).

The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

Underwriting

The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended).

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Ownership Limits

The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).

None.
Real Estate

The Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Fund may not purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Commodities; Futures; Derivatives

The Fund may not purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

The Fund may not purchase physical commodities or contracts relating to physical commodities.
Concentration

The Fund may not invest in the securities of any one industry if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

B-22

With regards to the fundamental investment restriction regarding borrowing, the 1940 Act generally permits an open‑end fund to borrow money in amounts of up to one‑third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With regards to the fundamental investment restriction regarding senior securities, “senior securities” are generally fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act generally prohibits an open‑end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one‑third of the fund’s total assets from banks.  The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging.  Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

B-23

With regards to the fundamental investment restriction regarding concentration, the 1940 Act does not define what constitutes “concentration” in an industry.  The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

REORGANIZATION of M.D. Sass Short Term U.S. Government Agency Income Fund into Integrity Short Term Government Fund

The fundamental investment restrictions of the Target Fund and the Acquiring Fund relating to the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund into the Integrity Short Term Government Fund are set forth in the table below.

	M.D. Sass Short Term U.S. Government Agency Income Fund (Target Fund)	Integrity Short Term Government Fund (Acquiring Fund)
Senior Securities; Pledging; Borrowing

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies.

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Loans	The Fund may not make loans of money (except for the lending of a Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of the Fund).

The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

Underwriting

The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended).

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Ownership Limits

The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).

None.
Real Estate

The Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Fund may not purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Commodities; Futures; Derivatives

The Fund may not purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

Concentration

The Fund may not invest in the securities of any one industry if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that, in the case of the Fund, the Fund will invest at least 25% of its total assets (in the aggregate) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

B-24

With regards to the fundamental investment restriction regarding borrowing, the 1940 Act generally permits an open‑end fund to borrow money in amounts of up to one‑third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With regards to the fundamental investment restriction regarding senior securities, “senior securities” are generally fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act generally prohibits an open‑end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one‑third of the fund’s total assets from banks.  The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging.  Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

B-25

With regards to the fundamental investment restriction regarding concentration, the 1940 Act does not define what constitutes “concentration” in an industry.  The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

1

Exhibit D:  Control Persons and Principal Holders of Securities

[As of the Record Date, the officers and Trustees of the Target Trust owned less than 1% of any Target Fund.]  [As of the Record Date, the officers and Trustees of the Integrity Trust owned less than 1% of the Integrity Dividend Harvest Fund.]  The table below sets forth, as of the Record Date, persons who owned of record or beneficially 5% or more of the outstanding shares of a Fund.  The table also sets forth the estimated percentage of shares of the corresponding Acquiring Fund that would have been owned by such parties if the Reorganization had occurred on the Record Date.  These amounts may differ on the Closing Date.  [As of the date of this Joint Proxy Statement/Prospectus, Viking Management owned all outstanding shares of the Integrity Short Term Government Fund and therefore said Fund is not included in the table below.]  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders and may affect the management of the Fund.

Fund	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
M.D. Sass Equity Income Plus Fund (Target Fund)	[•]	[•]	[•]	[•]
M.D. Sass Short Term U.S. Government Agency Income Fund (Target Fund)	[•]	[•]	[•]	[•]
Integrity Dividend Harvest Fund (Acquiring Fund)	[•]	[•]	[•]	[•]

2

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to: www.ProxyVote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE
Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card.

VOTE BY MAIL
Complete, sign and date your voting instuction card and return it promptly in the envelope provided.

VOTE IN PERSON
Attend Shareholder Meeting 777 East Wisconsin Avenue, 10th Floor Milwaukee, Wisconsin 53202 on November 15, 2019

Please detach at perforation before mailing.
PROXY
M.D. SASS EQUITY INCOME PLUS FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRUST FOR PROFESSIONAL MANAGERS. The undersigned shareholder(s) of M.D. Sass Equity Income Plus Fund, a series of Trust for Professional Managers, revoking previous proxies, hereby appoints Kelly Burns and Melissa Aguinaga, or any one of them separately,true and lawful attorneys with power of substitution of each, to vote all shares of M.D. Sass Equity Income Plus Fund that the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 15, 2019, at 2:00 p.m., Central time, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, and at any adjournment(s) or postponement(s) thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of M.D. Sass Equity Income Plus Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: WWW.PROXYVOTE.COM
VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

M.D. Sass Equity Income Plus Fund

Special Meeting of Shareholders to Be Held on November 15, 2019

The Joint Proxy Statement/Prospectus for this meeting is available at:

www.ProxyVote.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of M.D. Sass Equity Income Plus Fund, a series of Trust for Professional Managers (the “Target Fund”) to Integrity Dividend Harvest Fund, a series of The Integrity Funds (the “Acquiring Fund”) in exchange solely for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund in complete liquidation and termination of the Target Fund.

☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY
[CFS CODE]

5

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to: www.ProxyVote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE
Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card.

VOTE BY MAIL
Complete, sign and date your voting instuction card and return it promptly in the envelope provided.

VOTE IN PERSON
Attend Shareholder Meeting 777 East Wisconsin Avenue, 10th Floor Milwaukee, Wisconsin 53202 on November 15, 2019

Please detach at perforation before mailing.
PROXY
M.D. SASS SHORT TERM U.S. GOVERNMENT AGENCY INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRUST FOR PROFESSIONAL MANAGERS.  The undersigned shareholder(s) of M.D. Sass Short Term U.S. Government Agency Income Fund, a series of Trust for Professional Managers, revoking previous proxies, hereby appoints Kelly Burns and Melissa Aguinaga, or any one of them separately, true and lawful attorneys with power of substitution of each, to vote all shares of M.D. Sass Short Term U.S. Government Agency Income Fund that the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 15, 2019, at 2:00 p.m., Central time, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, and at any adjournment(s) or postponement(s) thereof as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  The shares of M.D. Sass Short Term U.S. Government Agency Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated..

VOTE VIA THE INTERNET: WWW.PROXYVOTE.COM
VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

M.D. Sass Short Term U.S. Government Agency Income Fund

Special Meeting of Shareholders to Be Held on November 15, 2019

The Joint Proxy Statement/Prospectus for this meeting is available at:

www.ProxyVote.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of M.D. Sass Short Term U.S. Government Agency Income Fund, a series of Trust for Professional Managers (the “Target Fund”) to Integrity Short Term Government Fund, a series of The Integrity Funds (the “Acquiring Fund”) in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (ii) the pro rata distribution to the Target Fund’s shareholders of such shares of the Acquiring Fund in complete liquidation and termination of the Target Fund.

☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY
[CFS CODE]

The information contained in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED: AUGUST 22, 2019

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF THE
TARGET FUNDS AND ACQUIRING FUNDS
(AS DEFINED BELOW)

The Integrity Funds

One Main Street North
Minot, North Dakota 58703
(800) 601-5593

and

TRUST FOR PROFESSIONAL MANAGERS

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 287-3338

[•], 2019

This Statement of Additional Information (“SAI”), is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2019, relating specifically to the reorganization of the M.D. Sass Equity Income Plus Fund and the M.D. Sass Short Term U.S. Government Agency Income Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Trust for Professional Managers (the “Target Trust”), into a corresponding mutual fund advised by Viking Fund Management, LLC (“Viking Management”) as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund, an existing series of The Integrity Funds
M.D. Sass Short Term U.S. Government Agency Income Fund	Integrity Short Term Government Fund, a newly established series of The Integrity Funds

A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to Trust for Professional Managers or The Integrity Funds at the telephone numbers or addresses set forth above.  The reorganizations are to occur pursuant to an Agreement and Plan of Reorganization.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.

The date of this Statement of Additional Information is [•].

table of contents

Page

A.......................................................................................................................... General Information.......................... 1

B........................................................................................................................... Incorporation By Reference.......... 1

C........................................................................................................................... Pro Forma Financial Information—Reorganization of M.D. Sass Equity Income Plus Fund Into Integrity Dividend Harvest Fund.......................... 2

D.......................................................................................................................... Financial Information—Reorganization of M.D. Sass Short Term U.S. government Agency Income Fund Into Integrity Short Term Government Fund 2

APPENDIX A: — Pro Forma Financial Information Regarding Reorganization of M.D. Sass Equity Income Plus Fund Into Integrity Dividend Harvest Fund. A-1

APPENDIX B: — Additional Information About the Integrity Short Term Government Fund..... B-1

APPENDIX C — Description of Securities Ratings.............................................. C-1

A.                  General Information

This SAI relates to the proposal to approve an Agreement and Plan of Reorganization (each a “Plan”) between The Integrity Funds (the “Integrity Trust”), on behalf of the applicable Acquiring Fund, and the Target Trust, on behalf of the applicable Target Funds, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund
Institutional Class	Class I
Investor Class	Class A
M.D. Sass Short Term U.S. Government Agency Income Fund	Integrity Short Term Government Fund
Institutional Class	Class I

No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganizations.  No contingent deferred sales charge will be charged in connection with your receipt of Acquiring Fund shares in the Reorganization of your Fund.

Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

B.                  Incorporation By Reference

This SAI incorporates by reference the following documents only insofar as they relate to the Target Funds or the Integrity Dividend Harvest Fund:

(1)                 Annual Report relating to the Target Funds for the fiscal year ended May 31, 2019 (previously filed on EDGAR on August 2, 2019, Accession No. 19-000410).

(2)                 Annual Report relating to the Integrity Dividend Harvest Fund for the fiscal year ended July 31, 2018 (previously filed on EDGAR on September 21, 2018, Accession No. 0000893730-18-000040), solely as it relates to the Integrity Dividend Harvest Fund.

(3)                 Semi-Annual Report relating to the Integrity Dividend Harvest Fund for the six-month period ended January 31, 2019 (previously filed on EDGAR on April 8, 2019, Accession No. 0000893730-19-000018).

The audited financial statements and related independent registered public accounting firm’s report for the Integrity Dividend Harvest Fund the fiscal year ended July 31, 2018, and the unaudited financial statements for the Integrity Dividend Harvest Fund are contained in the Fund’s Semi-Annual Report for the six-month period ended January 31, 2019 are incorporated herein by reference only insofar as they relate to the Integrity Dividend Harvest Fund.  No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov.  Copies of the above-referenced documents relating to the Target Funds may also be obtained upon oral or written request without charge by calling (855) 637-3863, on the Target Funds’ website at http://mdsassfunds.com/downloads.html or by writing to M.D. Sass Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201.  Copies of the above-referenced documents relating to the Acquiring Funds may also be obtained upon oral or written request without charge by calling (800) 601-5593, on the Acquiring Funds’ website at https://integrityvikingfunds.com/Documents or by writing to The Integrity Funds, P.O. Box 759, Minot, North Dakota 58702.

C.                  Pro Forma Financial Information—Reorganization of M.D. Sass Equity Income Plus Fund Into Integrity Dividend Harvest Fund

The unaudited pro forma financial information related to the Reorganization of the of the M.D. Sass Equity Income Plus Fund into the Integrity Dividend Harvest Fund is contained in Appendix A to this SAI.  The information is provided for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information provided for the 12 months ended January 31, 2019 for each Fund.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Funds, which are available in their annual shareholder reports.

D.                  Financial Information—Reorganization of M.D. Sass Short Term U.S. Government Agency Income Fund Into Integrity Short Term Government Fund

Pro forma financial information has not been prepared for the Reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund into the Integrity Short Term Government Fund because the Target Fund will be reorganized into an Acquiring Fund that is a newly organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Target Fund.  Upon consummation of the Reorganization, the Acquiring Fund will adopt the financial statements of the Target Fund, which are incorporated herein by reference.  Additional information regarding the Integrity Short Term Government Fund is contained in Appendix B to this SAI.

appendix A: — Pro Forma Financial Information Regarding Reorganization of M.D. Sass Equity Income Plus Fund Into Integrity Dividend Harvest Fund

Pro Forma Financial Statements for Reorganization of M.D. Sass Equity Income Plus Fund Into Integrity Dividend Harvest Fund

Pro Forma Statement of Assets and Liabilities

As of January 31, 2019 (unaudited)

	M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund	Pro Forma Adjustments	Proforma Combined Integrity Dividend Harvest Fund
ASSETS
Investments in securities, at cost	$ 45,927,909	$ 122,735,574	$ 0	$ 168,663,483
Investments in securities, at value	45,673,824	123,506,084	0	169,179,908
Cash and cash equivalents	0	1,417,240	0	1,417,240
Receivable for Fund shares sold	0	198,512	0	198,512
Accrued dividends receivable	58,470	306,049	0	364,519
Accrued interest receivable	0	875	0	875
Receivable from affiliate	0	61,792	0	61,792
Prepaid expenses	0	13,889	0	13,889
Other assets	1,298	0	0	1,298
Total assets	$ 45,733,592	$ 125,504,441	$ 0	171,238,033
LIABILITIES
Written options, at value	$ 2,080,139(A)	$ 0	0	2,080,139
Payable for investments purchased	0	0	0	0
Payable to Adviser	3,288	0	0	3,288
Payable for Fund shares redeemed	0	96,932	0	96,932
Trustees’ fees payable	0	1,152	0	1,152
Payable to affiliates	43,613	183,107	0	226,720
Payable for distribution (Rule 12b-1) fees	1,365	0	0	1,365
Payable for shareholder servicing fees	2,309	0	0	2,309
Accrued expenses and other liabilities	11,767	0	0	11,767
Total liabilities	$ 2,142,481	$ 281,191	$ 0	2,423,672
NET ASSETS	$ 43,591,111	$ 125,223,250	$ 0	$ 168,814,361
NET ASSETS ARE REPRESENTED BY:
Paid-in capital (unlimited number of shares authorized, $0.001 par value)	$52,055,350	$ 122,461,361	0	$ 174,516,711
Accumulated earnings (deficit)	(8,464,239)	2,761,889	0	(5,702,350)
NET ASSETS	$ 43,591,111	$ 125,223,250	$ 0	$ 168,814,361
Net Assets - Class A (B)	$ 403,647	$ 87,138,532	$ 0	$ 87,542,179
Net Assets - Class C	$ N/A	$ 13,006,028	$ 0	$ 13,006,028
Net Assets - Class I (C)	$ 43,187,464	$ 25,078,690	$ 0	$ 68,266,154
Shares outstanding - Class A (B)	38,344	6,580,332	(7,862)	6,610,814
Shares outstanding - Class C	N/A	988,979	0	988,979
Shares outstanding - Class I (C)	4,094,940	1,892,306	(836,241)	5,151,005
Net asset value per share - Class A (B)(D)	$10.53	$13.24		$13.24
Max sales charge – Class A (B)	N/A	5.00%		5.00%
Public offering price per share – Class A (B)	$10.53	$13.94		$13.94
Net asset value per share - Class C (D)	N/A	$13.15		$13.15
Net asset value per share - Class I (C)	$10.55	$13.25		$13.25

(A)           Premiums received of $1,520,981.

(B)           M.D. Sass Equity Income Plus Fund Investor Class shares will convert Integrity Dividend Harvest Fund Class A shares.

(C)           M.D. Sass Equity Income Plus Fund Institutional Class shares will convert Integrity Dividend Harvest Fund Class I shares.

(D)           Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

i

Pro Forma Statement of Operations

For the twelve months ended January 31, 2019 (unaudited)

	M.D. Sass Equity Income Plus Fund	Integrity Dividend Harvest Fund	Pro Forma Adjustments	Proforma Combined Integrity Dividend Harvest Fund
INVESTMENT INCOME
Dividends (E)	$ 1,494,877	$ 5,234,969	0	6,729,846
Non-cash dividend	0	0	0	0
Interest	47,013	10,505	0	57,518
Total investment income	$ 1,541,890	$ 5,245,474	$ 0	$ 6,787,364
EXPENSES
Investment advisory fees	$392,526	$972,273	0	1,364,799
Distribution (12b-1) fees - Class A (A)	1,465	235,815	0	237,280
Distribution (12b-1) fees - Class C	0	141,598	0	141,598
Transfer agent fees	52,043	245,346	42,205(B)	339,594
Administrative service fees	97,420	229,440	(24,065)(B)	302,795
Professional fees	0	33,755	1,519(C)	35,274
Reports to shareholders	5,237	7,399	(2,647)(C)	9,989
License, fees, and registrations	29,525	55,599	(29,525)(C)	55,599
Audit fees	20,015	16,923	(19,253)(C)	17,685
Trustees’ fees	8,679	12,339	(8,124)(C)	12,894
Transfer agent out-of-pockets	0	74,314	0	74,314
Custodian fees	9,852	15,145	(9,170)(C)	15,827
Legal fees	15,672	9,114	(15,262)(C)	9,524
Insurance expense	0	3,294	148(C)	3,442
Chief Compliance Officer fees	11,997	0	(11,997)(C)	0
Pricing expenses	2,752	0	(2,752)(C)	0
Other expenses	6,600	0	(6,600)(C)	0
Total expenses	$ 653,783	$ 2,052,354	$ (85,523)	$ 2,620,614
Less expenses waived or reimbursed (See Note 4)	(259,662)	(768,607)	60,510(D)	(967,759)
Total net expenses	$ 394,121	$ 1,283,747	$ (25,013)	$ 1,652,855
NET INVESTMENT INCOME (LOSS)	$ 1,147,769	$ 3,961,727	$ 25,013	$ 5,134,509
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions and purchased options	$ (865,216)	$ 7,885,428	$ 0	$ 7,020,212
Written options	3,143,805	0	0	3,143,805
Net change in unrealized appreciation (depreciation) on:
Investment transactions and purchased options	(5,548,635)	(15,062,129)	0	(20,610,764)
Written options	(547,992)	0	0	(547,992)
Net realized and unrealized gain (loss) on investments	$ (3,818,038)	$ (7,176,701)	$ 0	$ (10,994,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (2,670,269)	$ (3,214,974)	$ 25,013	$ (5,860,230)

(A)           M.D. Sass Equity Income Plus Fund Investor Class shares will convert Integrity Dividend Harvest Fund Class A shares.

(B)           Reflects the impact of applying the Acquiring Fund's Administrative and Transfer Agent fee rates following the Reorganization to the combined fund's average net assets.

(C)           Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(D)           Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period.

(E)           Net of foreign tax withholdings of $7,719 for M.D. Sass Equity Income Fund, $47,442 for Integrity Dividend Harvest Fund, and $55,161 for the Pro Forma Combined Integrity Dividend Harvest Fund.

ii

Pro Forma Portfolio of Investments

As of January 31, 2019 (unaudited)

	M.D. Sass Equity Income Plus Fund		Integrity Dividend Harvest Fund		Pro Forma Adjustments		Proforma Combined Integrity Dividend Harvest Fund
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS * - 95.50%
Communication Services - 9.31%
AT&T Inc.....................................			180,000	$ 5,410,800		0	180,000	$ 5,410,800
Comcast Corp................................	50,500	$ 1,846,785(A)				0	50,500	1,846,785
BCE Inc........................................			50,000	2,175,000		0	50,000	2,175,000
Verizon Communications Inc............			87,000	4,790,220		0	87,000	4,790,220
Vodafone Group PLC ADR..............			82,000	1,495,680		0	82,000	1,495,680
		1,846,785		13,871,700				15,718,485
Consumer Discretionary - 8.49%
Caesars Entertainment Corp..............	197,000	1,800,580(A)(B)				0	197,000	1,800,580
Dollar Tree, Inc..............................	16,100	1,558,963(A)(B)				0	16,100	1,558,963
Genuine Parts Co............................			12,000	1,197,840		0	12,000	1,197,840
Gildan Activewear, Inc.....................	69,200	2,344,496(C)				0	69,200	2,344,496
Lennar Corp...................................	33,000	1,564,860(A)				0	33,000	1,564,860
LKQ Corp.....................................	33,400	875,748(A)(B)				0	33,400	875,748
McDonald’s Corp...........................			12,000	2,145,360		0	12,000	2,145,360
Royal Caribbean Cruises Ltd............	13,400	1,608,670(C)				0	13,400	1,608,670
Target Corp...................................			17,000	1,241,000		0	17,000	1,241,000
		9,753,317		4,584,200		0		14,337,517
Consumer Staples - 16.72%
Altria Group Inc.............................			112,000	5,527,200		0	112,000	5,527,200
Coca Cola Co/The..........................			110,000	5,294,300		0	110,000	5,294,300
General Mills Inc............................			30,000	1,333,200		0	30,000	1,333,200
Kimberly Clark Corp.......................			40,000	4,455,200		0	40,000	4,455,200
Kraft Heinz Co/The.........................			28,000	1,345,680		0	28,000	1,345,680
PepsiCo Inc...................................			24,000	2,704,080		0	24,000	2,704,080
Philip Morris International Inc..........			37,000	2,838,640		0	37,000	2,838,640
Procter & Gamble Co/The................			49,000	4,727,030		0	49,000	4,727,030
		0		28,225,330		0		28,225,330
Energy - 10.40%
BP PLC ADR................................			35,000	1,439,200		0	35,000	1,439,200
Chevron Corp................................			13,000	1,490,450		0	13,000	1,490,450
Enbridge Inc..................................			55,000	2,014,100		0	55,000	2,014,100
Exxon Mobil Corp..........................			67,000	4,909,760		0	67,000	4,909,760
Kinder Morgan Inc/DE.....................			60,000	1,086,000		0	60,000	1,086,000
Occidental Petroleum Corp...............			31,000	2,070,180		0	31,000	2,070,180
Pembina Pipeline Corp....................			18,000	641,160		0	18,000	641,160
Royal Dutch Shell PLC ADR...........			36,000	2,260,800		0	36,000	2,260,800
Sempra Energy...............................			14,000	1,637,720		0	14,000	1,637,720
		0		17,549,370		0		17,549,370
Financials - 11.90%
BB&T Corp..................................			24,000	1,171,200		0	24,000	1,171,200
BlackRock Inc................................			6,300	2,615,004		0	6,300	2,615,004
Chubb Ltd.....................................	12,900	1,716,345				0	12,900	1,716,345
CME Group Inc..............................			13,000	2,369,640		0	13,000	2,369,640
Discover Financial Services..............	17,000	1,147,330				0	17,000	1,147,330
JPMorgan Chase & Co....................			23,000	2,380,500		0	23,000	2,380,500
MetLife, Inc...................................	43,000	1,963,810				0	43,000	1,963,810
Northern Trust Corp........................	14,500	1,282,670				0	14,500	1,282,670
Prudential Financial Inc...................			28,000	2,579,920		0	28,000	2,579,920
Webster Financial Corp....................	27,800	1,497,864				0	27,800	1,497,864
Wells Fargo & Co..........................			28,000	1,369,480		0	28,000	1,369,480
		7,608,019		12,485,744		0		20,093,763
Health Care - 5.48%
AbbVie Inc....................................			12,000	963,480		0	12,000	963,480
Johnson & Johnson.........................			34,000	4,524,720		0	34,000	4,524,720
Merck & Co Inc.............................			16,000	1,190,880		0	16,000	1,190,880
Pfizer Inc.......................................	33,600	1,426,320	27,000	1,146,150		0	60,600	2,572,470
		1,426,320		7,825,230		0		9,251,550
Industrials - 9.63%
3M Co..........................................			24,500	4,907,350		0	24,500	4,907,350
Fortune Brands Home & Security, Inc..............................	37,900	1,716,870(A)				0	37,900	1,716,870
Illinois Tool Works Inc....................			18,000	2,471,580		0	18,000	2,471,580
Lockheed Martin Corp.....................			14,000	4,055,660		0	14,000	4,055,660
Macquarie Infrastructure Corp............	38,800	1,674,996(A)				0	38,800	1,674,996
Raytheon Co..................................	8,700	1,433,412(A)				0	8,700	1,433,412
		4,825,278		11,434,590		0		16,259,868
Information Technology - 8.36%
Broadcom Inc.................................	4,300	1,153,475	10,000	2,682,500		0	14,300	3,835,975
International Business Machines Corp........................................			34,000	4,570,280		0	34,000	4,570,280
Microsoft Corp...............................	17,300	1,806,639				0	17,300	1,806,639
Sabre Corp....................................	60,400	1,387,992				0	60,400	1,387,992
Teradyne, Inc.................................	38,800	1,108,492(A)				0	38,800	1,108,492
Texas Instruments Inc......................			14,000	1,409,520		0	14,000	1,409,520
		5,456,598		8,662,300		0		14,118,898
Materials - 2.90%
Air Products & Chemicals Inc...........			9,000	1,479,510		0	9,000	1,479,510
DowDuPont, Inc.............................	31,900	1,716,539				0	31,900	1,716,539
Packaging Corp. of America.............	18,100	1,707,192				0	18,100	1,707,192
		3,423,731		1,479,510		0		4,903,241
Utilities - 12.30%
Clearway Energy, Inc.......................	97,400	1,469,766				0	97,400	1,469,766
Consolidated Edison Inc..................			17,000	1,320,050		0	17,000	1,320,050
Dominion Resources Inc/VA.............			79,000	5,548,960		0	79,000	5,548,960
Duke Energy Corp..........................			46,000	4,037,880		0	46,000	4,037,880
NextEra Energy Inc.........................			18,000	3,221,640		0	18,000	3,221,640
NRG Energy, Inc............................	46,700	1,910,497(A)				0	46,700	1,910,497
Southern Co/The............................			28,000	1,360,800		0	28,000	1,360,800
WEC Energy Group Inc...................			26,000	1,898,780		0	26,000	1,898,780
		3,380,263		17,388,110		0		20,768,373
TOTAL COMMON STOCKS (COST: $160,839,436)		$ 37,720,311		$123,506,084		0		$161,226,395
MASTER LIMITED PARTNERSHIPS * - 2.04%
Energy - 0.91%
EQM Midstream Partners LP............	33,500	1,532,960(A)					33,500	1,532,960
Financials - 1.13%
Apollo Global Management, LLC......	65,100	1,906,128(A)					65,100	1,906,128

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,326,931)		3,439,088						3,439,088
REAL ESTATE INVESTMENT TRUSTS * - 1.85%
Spirit Realty Capital, Inc.................	21,200	842,064(A)					21,200	842,064
VICI Properties, Inc........................	106,200	2,286,486(A)						2,286,486
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,086,945)		3,128,550						3,128,550
	Contracts						Contracts
PURCHASED OPTIONS - 0.02%
EXCHANGE TRADED OR CENTRALLY CLEARED PUT OPTIONS
SPDR S&P 500 ETF Trust Expiration: March 2019, Exercise Price: $253.00....................................	200	28,800(A)(D)					200	28,800
TOTAL PURCHASED OPTIONS (Cost $53,097)		28,800						28,800
SHORT-TERM INVESTMENTS - 0.80%
First American Government Obligations Fund, Class X, 2.316% (E)		1,357,075(A)						1,357,075
TOTAL SHORT-TERM INVESTMENTS (Cost $1,357,075)		1,357,075						1,357,075
OTHER ASSETS LESS LIABILITIES - (0.22%)		$ (2,082,713)		$ 1,717,166		0		$ (365,547)
NET ASSETS (100.0%)		$ 43,591,111		$125,223,250		0		$168,814,361
1

*                      All or a portion of the M.D. Sass Equity Income Plus Fund securities may be subject to call options written.

(A)                  Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Integrity Dividend Harvest Fund will sell approximately 54% of the securities acquired from the Target Fund.  If such sales had occurred as of January 31, 2019, shareholders would not have recognized capital gains due to the capital loss carryover of the Proforma Combined Integrity Dividend Harvest Fund.

(B)                  Non-income producing security.

(C)                  Foreign issued security.

(D)                  Notional value of $5,398,600.

(E)                  Seven day yield as of January 31, 2019.

ADR              American Depositary Receipt

Schedule of Written Options

As of January 31, 2019 (unaudited)

	Contracts	Notional Amount	M.D. Sass Equity Income Plus Fund Fair Value	Contracts	Notional Amount	Proforma Combined Integrity Dividend Harvest Fund* Fair Value
EXCHANGE TRADED OR CENTRALLY CLEARED CALL OPTIONS (a)
Apollo Global Management, LLC Expiration: March 2019, Exercise Price: $28.00...........	(651)	$ (1,906,128)	$ (65,100)	(651)	$ (1,906,128)	$ (65,100)
Broadcom, Inc. Expiration: April 2019, Exercise Price: $250.00.........	(43)	(1,153,475)	(110,080)	(43)	(1,153,475)	(110,080)
Caesars Entertainment Corp. Expiration: February 2019, Exercise Price: $9.00.............	(1,970)	(1,800,580)	(84,710)	(1,970)	(1,800,580)	(84,710)
Chubb Ltd. (a) Expiration: February 2019, Exercise Price: $135.00.........	(129)	(1,716,345)	(16,770)	(129)	(1,716,345)	(16,770)
Clearway Energy, Inc. Expiration: February 2019, Exercise Price: $20.00...........	(974)	(1,469,766)	(4,870)	(974)	(1,469,766)	(4,870)
Comcast Corp. Expiration: April 2019, Exercise Price: $40.00...........	(505)	(1,846,785)	(17,170)	(505)	(1,846,785)	(17,170)
Discover Financial Services Expiration: April 2019, Exercise Price: $65.00...........	(170)	(1,147,330)	(68,000)	(170)	(1,147,330)	(68,000)
Dollar Tree, Inc. Expiration: May 2019, Exercise Price: $95.00...........	(161)	(1,558,963)	(107,870)	(161)	(1,558,963)	(107,870)
DowDuPont, Inc. Expiration: April 2019, Exercise Price: $57.50...........	(319)	(1,716,539)	(32,538)	(319)	(1,716,539)	(32,538)
EQM Midstream Partners LP Expiration: April 2019, Exercise Price: $45.00...........	(335)	(1,532,960)	(82,075)	(335)	(1,532,960)	(82,075)
Fortune Brands Home & Security, Inc. Expiration: March 2019, Exercise Price: $42.50...........	(379)	(1,716,870)	(116,353)	(379)	(1,716,870)	(116,353)
Gildan Activewear, Inc. (a) Expiration: March 2019, Exercise Price: $35.00...........	(692)	(2,344,496)	(62,280)	(692)	(2,344,496)	(62,280)
Lennar Corp. Expiration: February 2019, Exercise Price: $42.50...........	(330)	(1,564,860)	(179,520)	(330)	(1,564,860)	(179,520)
LKQ Corp. Expiration: March 2019, Exercise Price: $27.50...........	(334)	(875,748)	(28,390)	(334)	(875,748)	(28,390)
Macquarie Infrastructure Corp. Expiration: February 2019, Exercise Price: $40.00...........	(388)	(1,674,996)	(131,144)	(388)	(1,674,996)	(131,144)
MetLife, Inc. Expiration: March 2019, Exercise Price: $45.00...........	(430)	(1,963,810)	(75,250)	(430)	(1,963,810)	(75,250)
Microsoft Corp. Expiration: March 2019, Exercise Price: $105.00.........	(173)	(1,806,639)	(49,478)	(173)	(1,806,639)	(49,478)
Northern Trust Corp. Expiration: April 2019, Exercise Price: $90.00...........	(145)	(1,282,670)	(46,763)	(145)	(1,282,670)	(46,763)
NRG Energy, Inc. Expiration: February 2019, Exercise Price: $42.00...........	(467)	(1,910,497)	(19,847)	(467)	(1,910,497)	(19,847)
Packaging Corp. of America Expiration: February 2019, Exercise Price: $100.00.........	(181)	(1,707,192)	(4,344)	(181)	(1,707,192)	(4,344)
Pfizer, Inc. Expiration: March 2019, Exercise Price: $43.00...........	(336)	(1,426,320)	(28,896)	(336)	(1,426,320)	(28,896)
Raytheon Co. Expiration: February 2019, Exercise Price: $160.00.........	(87)	(1,433,412)	(57,246)	(87)	(1,433,412)	(57,246)
Royal Caribbean Cruises Ltd. (a) Expiration: March 2019, Exercise Price: $110.00.........	(134)	(1,608,670)	(152,090)	(134)	(1,608,670)	(152,090)
Sabre Corp. Expiration: April 2019, Exercise Price: $25.00	(604)	(1,387,992)	(33,220)	(604)	(1,387,992)	(33,220)
Spirit Realty Capital, Inc. Expiration: February 2019, Exercise Price: $37.00...........	(212)	(842,064)	(59,360)	(212)	(842,064)	(59,360)
Teradyne, Inc. Expiration: February 2019, Exercise Price: $30.00...........	(308)	(1,108,492)	(187,880)	(308)	(1,108,492)	(187,880)
VICI Properties, Inc. Expiration: March 2019, Exercise Price: $20.00...........	(1,062)	(2,286,486)	(199,125)	(1,062)	(2,286,486)	(199,125)
Webster Financial Corp. Expiration: April 2019, Exercise Price: $55.00...........	(278)	(1,497,864)	(59,770)	(278)	(1,497,864)	(59,770)
TOTAL WRITTEN OPTIONS (Premiums received $1,520,981)			$ (2,080,139)			$ (2,080,139)
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*                      Integrity Dividend Harvest Fund did not hold any written options as of January 31, 2019 and there are no pro forma adjustments to this written options schedule.

(a)                   Prior to the Reorganization, all of the written options will be allowed to expire.

(b)                   Foreign issued security

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Notes to Pro Forma Financial Statements

Pro Forma Financial Information (unaudited)

Note 1—Reorganizations

The unaudited pro forma financial information set forth in the accompanying pro forma financial statements is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization of the M.D. Sass Equity Income Plus Fund into the Integrity Dividend Harvest Fund (the “Reorganization”) had been consummated.  These pro forma numbers have been estimated in good faith based on information provided by the M.D. Sass Equity Income Plus Fund as of and for the twelve months ended January 31, 2019.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the M.D. Sass Equity Income Plus Fund and the Integrity Dividend Harvest Fund, which are available in their annual shareholder reports.

The Integrity Dividend Harvest Fund (the “Acquiring Fund”) is a series of The Integrity Funds, which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.  As of January 31, 2019, the Acquiring Fund had shares outstanding in classes A, C, and I.

The M.D. Sass Equity Income Plus Fund (the “Target Fund”) is a series of the Trust for Professional Managers, which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.  As of January 31, 2019, the Target Fund had shares outstanding in Investor Class and Institutional Class.  Investor Class and Institutional Class shares of the M.D. Sass Equity Income Plus Fund will be exchanged for class A and I shares, respectively, of the Integrity Dividend Harvest Fund.

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies.  The statements of assets and liabilities and the related statements of operations of the Acquiring Fund and the Target Fund have been combined as of and for the twelve months ended January 31, 2019.  In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Fund or their shareholders as a direct result of the Reorganizations.  The Reorganization will be accomplished by the transfer of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Target Fund, in complete liquidation of the Target Fund, followed by the termination of the Target Fund.  The table below shows the shares that Target Fund shareholders would have received had the Reorganizations occurred on January 31, 2019.

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Integrity Dividend Harvest Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A *	6,580,332	30,482	6,610,814
Class C	988,979	0	0
Class I *	1,892,306	3,258,699	5,151,005

*              Investor Class and Institutional Class shares of the M.D. Sass Equity Income Plus Fund will be exchanged for class A and I shares, respectively, of the Integrity Dividend Harvest Fund.

Funds	Net Assets January 31, 2019
M.D. Sass Equity Income Plus Fund	43,591,111
Integrity Dividend Harvest Fund	125,223,250
Pro Forma Combined Integrity Dividend Harvest Fund	168,814,361

Note 2— Security Valuation

Securities for which market quotations are available are valued as follows:  (a) listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System.  The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”), obtains all of these prices from services that collect and disseminate such market prices.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as:  institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees.  Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in three broad levels:  Level 1 inputs are based on quoted prices in active markets for identical securities.  Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).  The following is a summary of the inputs used to value the Funds’ investments as of January 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stock.........................................	$ 161,226,395	$ 0	$ 0	$ 161,226,395
Master Limited Partnerships...................	3,439,088	0	0	3,439,088
Real Estate Investment Trusts................	3,128,550	0	0	3,128,550
Purchased Options....................................	28,800	0	0	28,800
Total Assets	$ 167,822,833	$ 0	$ 0	$ 167,822,833
Short-Term Investments..........................	$ 1,357,075	$ 0	$ 0	1,357,075
Total Investments in Securities	$ 169,179,908	$ 0	$ 0	$ 169,179,908

Liabilities:
Written Options..........................................	$ (1,507,394)	$ (572,745)	$ 0	$ (2,080,139)
Total Liabilities	$ (1,507,394)	$ (572,745)	$ 0	$ (2,080,139)
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Note 3—Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Note 4—Pro Forma Expense Adjustments

These pro forma numbers have been estimated in good faith based on information provided by the M.D. Sass Equity Income Plus Fund as of and for the twelve months ended January 31, 2019.  The pro forma expenses have been adjusted to reflect the contractual rates of the Integrity Dividend Harvest Fund, expense reductions of certain duplicative expenses, and the impact of the expense limitation agreement as a result of the Reorganization.

Note 5—Portfolio Repositioning

Approximately 54% of the portfolio securities of the M.D. Sass Equity Income Plus Fund are expected to be sold following the Reorganization.  In addition, the Target Fund is expected to close out all outstanding options position prior to the closing of the Reorganization.  To the extent that portfolio investments received by the Integrity Dividend Harvest Fund from M.D. Sass Equity Income Plus Fund in the Reorganization are sold after the Reorganization, the Integrity Dividend Harvest Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former M.D. Sass Equity Income Plus Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  The advisor may take steps to limit the amount of capital gains recognized during a single fiscal year including executing the portfolio sales over a period of time.

Note 6—Reorganization Costs

Viking Fund Management, LLC (“Viking Management”) and M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (together, “M.D. Sass”) estimate that expenses for the Reorganization will be approximately $163,250.  These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganizations.  Viking Management and M.D. Sass will bear 100% of the Reorganization expenses.  As a result there are no pro forma adjustments to net assets for Reorganization expenses.

Note 7—Accounting Survivor

The Integrity Dividend Harvest Fund will be the accounting and performance survivor of the Reorganization based on the legal survivor of the Reorganization and its form of organization; the board of trustees; portfolio management; portfolio composition; investment goals, policies and restrictions; expenses structures and expense ratios; and asset size.

Note 8—Federal Income Taxes

The Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.  The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined Fund.

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Note 9—Capital Loss Carry Forwards

As of January 31, 2019, the M.D. Sass Equity Income Plus Fund had capital loss carry forwards with no expiration totaling $9,150,121.  As of January 31, 2019, the Integrity Dividend Harvest Fund had no unused capital loss carry forwards.

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APPENDIX B: — Additional Information About the Integrity Short Term Government Fund

THE INTEGRITY FUNDS

The Integrity Funds (the “Trust”), a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (“mutual fund”) consisting of the Fund and five additional separate series.  The Board of Trustees of the Trust (the “Board of Trustees”) may create additional funds as it deems appropriate.

Viking Fund Management, LLC (“Viking Management” or the “Investment Adviser”), is the investment adviser to the Integrity Short Term Government Fund (referred to in this Appendix B as the “Fund”).  M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.  The terms “Integrity/Viking Funds” and “Fund Complex” refer to all of the mutual funds advised by Viking Management, which includes the Fund, the five additional series of the Trust, and six series of Viking Mutual Funds.

As its investment objective, the Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  The Fund is diversified.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of the Fund:  (i) the references to the Investment Company Act of 1940 (the “1940 Act”) include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the “Code”) include the rules thereunder, Internal Revenue Service (“IRS”) interpretations, and any private letter ruling or similar authority upon which the Fund may rely.  Except with respect to the fundamental policy relating to borrowing money as set forth in (1) below, the non-fundamental policy relating to illiquid securities as set forth in (3) below, or as required by the 1940 Act or the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

            Fundamental Investment Restrictions

The fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of:  (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

The Fund, as a matter of fundamental policy, may not, without the affirmative vote described above:

1.                   borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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2.                   issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                   concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that, in the case of the Fund, the Fund will invest at least 25% of its total assets (in the aggregate) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

4.                   engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.                   purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.                   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities; or

7.                   make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are generally fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks.  A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

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With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

            Non-Fundamental Investment Restrictions

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Fund upon 60 days’ notice to shareholders.  As non-fundamental policies, the Fund:

1.                   will, under normal circumstances, invest in accordance with the 95% policy set forth in the prospectus;

2.                   may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and

3.                   may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Fund may buy and certain of the accompanying risks.  A more complete discussion of the principal investment strategies and principal risks of the Fund is set forth in the Prospectus.  The Fund may not necessarily buy all of these securities or use all of these techniques.

Unless restricted by the fundamental or non-fundamental investment policies of the Fund, the following investment techniques and risks supplement the investment objective and investment strategies of the Fund as set forth in the Prospectus.

Debt Securities

Debt securities are used by issuers to borrow money.  Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

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Lower rated debt securities (generally known as “junk bonds”), rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.  See “Lower Rated or Unrated Securities” below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes:  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations.  Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations:  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors.  If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation:  There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities.  U.S. government obligations are securities backed by the full faith and credit of the U.S. government.  U.S. government obligations include the following types of securities:

U.S. Treasury Securities:  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds.  For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal Agency Securities:  The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.  Such agencies and entities include the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

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Other Federal Agency and Entity Obligations

The Fund may invest in other federal agency and entity obligations.  Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government.  These obligations include securities issued by certain U.S. government agencies and government-sponsored entities.  However, they generally involve some form of federal sponsorship:  some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity.  These agencies and entities include, but are not limited to:  Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”).  The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA in order to continue their business operations.  This, among other factors, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee.  Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Bank Obligations

The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Fund may invest in commercial paper.  Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

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Master Notes are governed by agreements between the issuer and an investment adviser or sub-adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub-adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion.  The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub-Adviser, or its affiliates, pursuant to arrangements with such accounts.  Interest and principal payments are credited to such accounts.  The Investment Adviser or the Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation.  The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.  Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change.  Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub-Adviser.  Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”).  The Fund may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed-Income Securities

Other fixed-income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments, including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar-denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes.  Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument.  They are also referred to as variable rate demand notes.  Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded.  Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party.  The Investment Adviser or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

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Variable and Floating Rate Notes

The Fund may invest in variable and floating rate notes.  A variable rate note is one whose terms provide for the value that approximates its par value.  A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.  Such notes are frequently not rated by credit rating agencies.  Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party.  The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default.  Variable or floating rate notes may be secured by bank letters of credit.

Asset Coverage Requirements

To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value, marked-to-market daily, sufficient to cover its potential obligations not covered as provided in (a).  Examples of transactions covered by these asset coverage requirements include when issued, delayed delivery and forward commitment transactions.  Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Specific requirements applicable to certain types of transactions are described below.

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When-Issued, Delayed Delivery, and Forward Commitment Transactions

The Fund may enter into commitments to purchase or sell securities at a future date.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement.  When the Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement.  If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Fund will not use these transactions for the purpose of leveraging and will segregate liquid assets at least equal at all times to the amount of their purchase commitments.  After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction.  Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

The Fund may also enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date.  The Fund assume the risk of price and yield fluctuations during the time of the commitment.  To the extent required by SEC guidelines, the Fund will segregate liquid assets at least equal at all times to the amount of their payment obligations.

Lower-Rated or Unrated Securities

Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or the Sub-Adviser, may have speculative characteristics.  Securities rated below investment grade (i.e., Ba or BB or lower), or deemed of comparable quality by the Investment Adviser or the Sub-Adviser (i.e., “junk bonds”), have higher yields but also involve greater risks than higher rated securities.  Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics.  Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal.  Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities.  This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies.  In addition, the trading market for lower-rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  These factors may have an adverse effect on the Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets.  If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment.  Less liquid secondary markets may also affect the Fund’s ability to sell securities at their fair value.  In addition, the Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value.  If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid securities may increase.

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In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  Price volatility in these securities will be reflected in the Fund’s share value.  In addition, such securities generally present a higher degree of credit risk.  Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix C.

Zero Coupon Securities

The Fund may invest in “zero coupon” U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  The Fund anticipates that it will not normally hold zero coupon securities to maturity.  Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial.  Federal income tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

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Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and financial risks through breaches in cybersecurity.  These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cybersecurity issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses.  The Fund’s service providers, financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to the Fund or its shareholders.  There can be no guarantee that any risk management systems established to address cybersecurity risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or their shareholders.

Economic and Market Events Risk

In the recent past, financial markets, including those in the United States and elsewhere, experienced significant volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and nongovernmental issuers defaulted on, or were forced to restructure, their debts.  The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including keeping interest rates at historically low levels.  This and other government intervention, including that of the Federal Reserve, aimed at supporting financial markets has since been reduced.  Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected.  As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

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Structured Securities

The Fund may purchase any type of publicly traded or privately negotiated fixed-income security, including mortgage-backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBSs”), such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and certain foreign issuers.  (See “Other Federal Agency and Entity Obligations” above regarding conservatorship of FNMA and FHLMC.) MBSs represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”).  The mortgages backing these securities include, among other mortgage instruments:  conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates.  In addition, the guarantees do not extend to the yield or value of the Fund’s shares.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges.  Actual prepayment experience may cause the yield of MBSs to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

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The rate of interest on MBSs is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBSs are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBSs, and this delay reduces the effective yield to the holder of such securities.

MBSs may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO.  Multiple class MBSs are issued for two main reasons.  First, multiple classes may be used as a method of providing selective credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the mortgage-backed security is made subordinate to the right to such payments of the remaining class or classes.  Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include separate trading of registered interest and principal of securities (“STRIPS”) (MBSs entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-MBSs, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

MBSs, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Fund may invest in such MBSs if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest.  For example, automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

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Structured Notes, Bonds, and Debentures

The Fund may invest in structured notes, bonds and debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan.  However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower.  The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower.  In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation.  As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation.  In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Fund may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities

To the extent consistent with its investment policies, the Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act.  Restricted securities are subject to restrictions on resale under federal securities law.  Because of these restrictions, the Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market.  The Fund’s valuation of these securities will reflect relevant liquidity considerations.  Under criteria established by the Fund’s Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid.  To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

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Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) commercial paper is normally resold to other institutional investors similar to the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.  The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid.  The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser or the Sub-Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Borrowing

The Fund may borrow to increase its portfolio holdings of securities.  The Fund will limit its borrowing to an amount not to exceed one-third of its total assets.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This coverage allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

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Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies.  The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order.  Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Fund may invest in money market funds without any percentage limitation.  These rules generally were intended to permit “cash sweep” arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments.  See “Short-Term Investments.”

The risks of investing in a particular investment company will generally reflect the risks of the securities in which the investment company invests and the investment techniques it employs.  The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.  If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company.  Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange-Traded Funds (“ETFs”)

The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the investment limitations imposed under the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF.  The Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed-End Funds

Subject to the applicable limitations of the 1940 Act, the Fund may invest in closed-end funds.  Closed-end funds are subject to various risks, including management’s ability to meet the closed-end fund’s investment objective, and to manage the closed-end fund’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.  Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market.  This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease.  The amount of such discount from net asset value is subject to change from time to time in response to various factors.

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Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings.  While leverage often serves to increase the yield of closed-end funds, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.  In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee.  Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund’s expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price.  Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight.  The seller must maintain collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser.  The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement.  This may also be viewed as the borrowing of money by the Fund.  The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement.  No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.  The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities

The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest.  While such securities are on loan, the borrower will pay the Fund any income accruing thereon.  Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice (as used herein, “business day” shall denote any day on which the New York Stock Exchange (“NYSE”) and the Contracts Custodian (if applicable) are both open for business).  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders.  The Fund may pay reasonable finders’ and custodial fees, including fees to the Sub-Adviser or its affiliate, in connection with loans.  In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub-Adviser, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), or Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”), unless permitted by applicable law.  Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.  Information regarding income from securities lending activities (including income from cash collateral reinvestment) will be provided after the completion of the Fund’s first full fiscal year of operations.

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Municipal Securities

The Fund may invest in municipal securities.  Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.  Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds.  There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

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The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation, and rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in “private activity” bonds.  The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker-dealers.  A participation interest gives the Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities.  These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Proposals have been introduced to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future.  Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities.  Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree.  The Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal securities.

Short-Term Investments

When the Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation.  In addition to the risks discussed in “Securities of Other Investment Companies” above, an investment by the Fund in an underlying money market fund has additional risks.  For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund.  In addition, a money market fund is not designed to offer capital appreciation.  In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

ADDITIONAL INFORMATION

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

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            Temporary Defensive Positions and Cash Management Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions.  Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include:  commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities.  Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  See “Investments and Risks—Short-Term Investments.” In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment advisers, investment sub-advisers, and principal underwriters, or their affiliated persons.  This Policy is applicable to Viking Management, which is the investment adviser to the Fund, and M.D. Sass, the Fund’s sub-adviser (collectively, the “Adviser” for purposes of this section only).

The Policy is intended to prevent the misuse of material nonpublic information regarding the portfolio holdings of the Fund (“Holdings Information”).  Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the nonpublic information.  Under the Policy, the receipt of compensation by the Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose.  Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information.  In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, nonpublic information.

Pursuant to the Policy, the Fund, the Adviser, and their agents are obligated to:

•     act in the best interests of Fund shareholders by protecting nonpublic and potentially material portfolio holdings information;

•     ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

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•     adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of portfolio holdings for the Fund by the Adviser and the Fund:

            Internet Site and Quarterly Advertisements

Pursuant to the Policy, the Fund may post up to its top 25 holdings on the Internet at www.integrityvikingfunds.com.  This Holdings Information may be updated daily.  The Fund also may include up to the top 25 holdings quarterly through printed marketing material, which is also posted on the website.  This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end.  The Holdings Information posted on the Internet and listed in the printed marketing material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•     may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, and the percentage weight of such security within the Fund; and

•     will contain appropriate disclaimers.

            SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N-PORT within 60 days of the end of the first and third quarter end of the Fund’s fiscal year and using Form N-CSR for the second and fourth quarter of the Fund’s fiscal year.  The N-PORT report is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.

            Other Disclosure

To the extent that this Policy would require the release of Holdings Information regarding a particular portfolio holding for the Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the Holdings Information if the release of such Holdings Information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing nonpublic Holdings Information of the Fund that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (i) specifically request the more current nonpublic Holdings Information for a legitimate business purpose which is not inconsistent with the Fund’s legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions.  The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund’s trading strategies or pending transactions.  The following parties currently receive nonpublic Holdings Information regarding the Fund on an ongoing basis pursuant to a Nondisclosure Agreement:  Bloomberg; FactSet; and Lipper.

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Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Fund to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Fund, or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of nonpublic Holdings Information.  In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing nonpublic Holdings Information, the Policy requires the Designated Person to disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”).  If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of nonpublic Holdings Information would be in the best interests to the Fund, and will not adversely affect the Fund, the CCO may approve the disclosure.

The Adviser and the Fund currently do not disclose Holdings Information except as noted above.  The Fund and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Trust has a Board of Trustees (the “Board of Trustees” or the “Board”).  The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities.  The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.  Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory contracts and other principal contracts.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Investment Adviser, the Sub-Adviser or Integrity Funds Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory and investment sub-advisory agreements.  A Trustee who is an “interested person” (for regulatory purposes) of the Trust is referred to as an “Interested Trustee.”

The Role of the Board

The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, sub-adviser, Distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Management, sub-adviser, the distributor, the administrator, the custodian, and the transfer agent.  The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

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Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established two standing committees—an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees”, below.  Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor.  He is also a governor of Corridor.  The Trust has appointed R. James Maxson as Lead Independent Trustee.  As such, Mr. Maxson is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust comprise the board of trustees of Viking Mutual Funds, which constitutes the other funds in the Fund Complex.  Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

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Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways.  For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Fund.  They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Fund.  Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualifications, Experience, Attributes, or Skills

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills.  In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad.  Mr. Walstad has been engaged in the securities business since 1972.  Currently, he is chairman of the board of the funds in the Fund Complex and, until May 1, 2013, was a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund.  He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Fund Complex.  He has also previously served as president of several funds in the Fund Complex.

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Independent Trustees

Wade A. Dokken.  Mr. Dokken has extensive experience in the financial services business.  He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies.  From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia, and South America.

R. James Maxson.  Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law.  Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota.  He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation.  In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota, as well as a former member of the boards of directors of St. Joseph’s Community Health Foundation, St. Joseph’s Foundation, and the Minot Community Land Trust.

Jerry M. Stai.  Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Fund:  Jerry M. Stai, R. James Maxson, and Wade A. Dokken.  The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports.  To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board.

The Governance and Nominating Committee consists of the three Independent Trustees of the Fund:  Jerry M. Stai, R. James Maxson, and Wade A. Dokken.  The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees.  The Governance and Nominating Committee takes a leadership role in shaping the governance of the Fund.  The Governance and Nominating Committee has adopted a charter and meets at least quarterly.  The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board.

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When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust’s Secretary at The Integrity Funds, Attention:  Secretary, PO Box 500, Minot, North Dakota 58702.  The request must include the following information:

•     name and address of shareholder and, if applicable, name of broker or record holder;

•     number of shares owned;

•     name of fund(s) in the Integrity/Viking Funds in which shares are owned;

•     whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees;

•     the name and background information of the proposed candidates; and

•     a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

            Additional Information about Trustees and Officers

Each Trustee and Officer serves the Fund until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents.  The tables that follow show information for each Trustee and Executive Officer of the Fund.

            Independent Trustees

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years
Wade A. Dokken 1 N. Main St. Minot, ND 58703 March 3, 1960	Trustee	February 2016	12

Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present); Trustee:  Integrity Managed Portfolios (2016 to 2018), and Viking Mutual Funds (2016 to present)

					None
R. James Maxson 1 N. Main St. Minot, ND 58703 December 12, 1947	Trustee	June 2003	12	Attorney: Maxson Law Office P.C. (2002 to present); Trustee: Integrity Managed Portfolios (1999 to 2018) and Viking Mutual Funds (2009 to present)	Peoples State Bank of Velva; St. Joseph’s Community Health Foundation and St. Joseph’s Foundation; Minot Community Land Trust
Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 March 31, 1952	Trustee	January 2006	12	Faculty: Minot State University (1999 to present); Non-Profit Specialist: Bremer Bank (2006 to 2014); Trustee: Integrity Managed Portfolios (2006 to 2018), and Viking Mutual Funds (2009 to present)	None
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            Interested Trustee

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years
Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 August 16, 1944	Trustee, Chairman	June 2003	12

Governor (2009 to present):  Corridor; Portfolio Manager (2010 to 2013):  Viking Management, LLC; Trustee and Chairman:  Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)

					None

            Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years
Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	August 2009	12

Governor, CEO, and President (2009 to present):  Corridor; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present):  Viking Management; Governor and President (2009 to present):  Integrity Fund Services and Integrity Funds Distributor; President:  Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (1999 to present)

					None
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	June 2003	12	Governor (2009 to present): Corridor; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)	None
Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 June 30, 1976	Treasurer	May 2008	12

Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present):  Integrity Fund Services Treasurer:  Integrity Managed Portfolios (2008 to 2018), and Viking Mutual Funds (2009 to present)

					None
Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	October 2005 and October 2009	12

Mutual Fund Chief Compliance Officer:  Integrity Managed Portfolios (2005 to 2018), and Viking Mutual Funds (2009 to present); Secretary:  Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

					None
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(1)                 Trustee who is an “interested person” as defined in the 1940 Act.  Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor.  He is also a governor of Corridor.

(2)                 Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor).  Mr. Radke and Mr. Quist are also governors of Corridor.  In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex.  Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

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Share Ownership in the Fund

The Fund has not commenced operations as of the date of this SAI, and therefore the Trustees do not own shares of the Fund.

Compensation

The Fund has not commenced operations as of the date of this SAI, and therefore the Independent Trustees did not earn compensation from the Fund as of July 31, 2019.

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaiguthe Fund.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

The Integrity Funds are authorized to issue an unlimited number of shares.  The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs.  Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund.  Shares entitle their holders to one vote per share.  Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable.  Pursuant to the 1940 Act, shareholders of the Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund.  Shareholders of the Fund are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (unless an exemptive order or other relief provided by the SEC applies).  Shares of the Fund will be voted with respect to that Fund only, subject to certain exceptions.  The Trustees are empowered by The Integrity Funds’ Declaration of Trust (the “Declaration of Trust”) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.  Currently, the Fund offers Class A shares and Class I shares.  The Fund’s Class A shares are not offered in this SAI and differ in certain respects from the Fund’s Class I shares offered herein, including with regard to sales charges and fees.  Certain other funds in the Fund Complex offer Class C shares, which are not offered by the Fund as of the date of this SAI.  See “Purchase and Redemption of Shares” below and “How to Buy Shares” in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders.  Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote.  Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders.  However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

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SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust.  Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other Fund.  However, statutory authority limiting statutory trust shareholder liability may differ in other states.  As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts outside of Delaware, the courts may not apply Delaware law and findings with respect to liability may be different.  To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees.  The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware.  These Indemnification Agreements acknowledge, however, that, in certain instances applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not commenced operations as of the date of this SAI, and therefore there were no principal holders or control persons of the Fund as of the date of this SAI.

INVESTMENT ADVISER

Viking Management has been retained by the Fund under an investment advisory agreement (the “Investment Advisory Agreement”) to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees.  Viking Management is a wholly owned subsidiary of Corridor Investors, LLC (“Corridor”).  Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke.  Corridor provides investment advisory, distribution, and other services to the Fund, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries.  Viking Management has been a wholly owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

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As investment adviser, Viking Management makes the day-to-day investment decisions for the Fund and continuously reviews, supervises, and administers the Fund’s investment programs.  The address of Viking Management is PO Box 500, Minot, North Dakota 58702.  As indicated under “Trustees and Officers” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to the Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long-range investment policy.

Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Fund or the Trust.

For its services under the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee at the annual rate of the percentage of the Fund’s average daily net assets.  The annual investment management fee rate for the Fund is 0.30% of the Fund’s average daily net assets.  The investment management fee is allocated between Class A and Class I shares based on relative net assets.

Effective upon consummation of the Reorganization, Viking Management has contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) for at least two years from the closing date of the Reorganization so that the Fund’s total annual operating expenses do not exceed 0.80% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class I shares.  This expense limitation agreement may only be terminated or modified prior to its stated termination date with the approval of the Fund’s Board of Trustees.

The terms of the expense limitation agreement provide that Viking Management is entitled to recoup from the Fund such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund.  The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.  Any similar amounts waived or reimbursed under an agreement for the benefit of the M.D. Sass Short Term U.S. Government Agency Income Fund prior to the date of the Reorganization are not eligible for repayment.

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In addition, certain affiliated service providers, including Integrity Fund Services and Integrity Funds Distributor may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.  Amounts voluntarily waived are not eligible for recoupment.

The Fund’s Investment Advisory Agreement will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees.  The Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or upon 60 days’ written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreement provides that the Investment Adviser is not generally liable to, among others, the relevant Fund, the Trust, or to any holder of the Fund’s shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Fund has not commenced operations as of the date of this SAI, and therefore has not incurred any advisory fees.

            Investment Sub-Adviser and Portfolio Managers

M.D. Sass Investors Services, Inc. (previously defined as “M.D. Sass” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Viking Management and M.D. Sass (the “Sub-Advisory Agreement”).  M.D. Sass, located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Mr. Martin D. Sass, Chairman, Chief Executive Officer and Director of the Sub-Adviser beneficially owns more than 25% of the outstanding stock of M.D. Sass.  Accordingly, Mr. Sass is presumed to be a control person of the Sub-Adviser.

After an initial two-year term, the Sub-Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by:  (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the applicable Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement is terminable without penalty by (a) the Trust, on behalf of the Fund, upon 60 days’ written notice to the Sub-Adviser, when authorized by either:  (i) a majority vote of the outstanding voting securities of the Fund, or (ii) by a vote of a majority of the Board of Trustees; (b) by the Adviser on 60 days’ written notice to the Sub-Adviser; or (c) by the Sub-Adviser upon 180 days’ written notice to the Adviser.  The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Sub-Advisory Agreement provides that M.D. Sass under such agreement shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except that the Sub-Adviser shall be liable to the Adviser and the Fund for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement.

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As compensation for sub advisory services provided to the Fund, Viking Management is required to pay M.D. Sass a fee computed at an annual rate of 0.15% of the Fund’s average daily net assets allocated to M.D. Sass (allocated among Class A and Class I shares based on relative net assets).

Portfolio Manager Information

Compensation.  Each Portfolio Manager is compensated for his or her services by M.D. Sass.  Such compensation for the Portfolio Managers of the Fund consists of a fixed salary and participation in incentive compensation plans designed to reward them for the short and long-term performance of client portfolios and growth in these portfolios due to both investment results and a high level of client services.  Mr. Martin Sass is the controlling member of M.D.  Sass, LLC.  As such, his compensation consists of a fixed salary and participation in distributions made by M.D. Sass to its members.

Conflicts of Interest.  The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund.  Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have similar investment objectives as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, M.D. Sass has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

            Manager-of-Managers

Under the Investment Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund.  If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders.  Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

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The initial shareholder of the Fund approved the “manager-of-managers” structure for the Fund.  The Trust previously received an order from the SEC permitting the Fund to be managed under a “manager of managers” structure (the “SEC Order”).  The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval.  If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for the Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Fund’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement.  Viking Management would remain responsible for providing general management services to the Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things:  (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

            Code of Ethics

Viking Management, Integrity Funds Distributor, and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  Similarly, M.D. Sass has adopted a code of ethics.  The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, provides the Fund with transfer agent, accounting, and administrative services.  Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

            Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Fund’s clerical and administrative functions.  For its transfer agency services, every month the Fund pays Integrity Fund Services an asset-based fee, plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class of the Fund.  The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

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            Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports.  As administrator for the Fund, Integrity Fund Services manages all aspects of the Fund’s operations except those provided by other service providers.  For accounting and administrative services, the Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Fund.  The independent registered public accounting firm will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.

COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60603 serves as counsel for the Trust.

THE UNDERWRITER

Shares of the Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703.

Since July 31, 2009, Integrity Funds Distributor has been a wholly owned subsidiary of Corridor.  Prior to July 31, 2009, Integrity Funds Distributor was a wholly owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Fund, and an officer and governor of Integrity Funds Distributor.  Peter A. Quist is a governor of Corridor and an officer of the Fund.  Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Fund.  Adam C. Forthun and Brent M. Wheeler are Officers of the Fund.  See “Trustees and Officers” above.  Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares) or brokerage commissions by the Fund to the Distributor.

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Pursuant to a Distribution and Services Agreement with the Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders.  Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares.  Integrity Funds Distributor receives for its services the applicable sales charge of the Fund’s Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer.  The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act.  Integrity Funds Distributor does not receive any sales charge with respect to the Class I shares of the Fund.

The aggregate dollar amount of underwriting commissions Integrity Funds Distributor received in connection with the offering of the Fund’s Class A shares and the net underwriting discounts and commissions Integrity Funds retained after allowances to dealers will be provided after the Fund has completed a fiscal period of operations.

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below.  Except as noted, Integrity Funds Distributor receives no other compensation from the Fund for acting as underwriter.

Dealer Compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds.  The level of payments made to a particular dealer in any given year will vary.  A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments.  The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking Funds.  The Distributor will, on a regular basis, determine the advisability of continuing these payments.  Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”).  Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent.  Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

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The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund’s shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Fund.  If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETFs or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by the following August 31 without charge, upon request, by calling 800-276-1262, on the SEC’s website at www.sec.gov or at the Trust’s website at www.integrityvikingfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service.  In transactions on stock exchanges, these commissions are negotiated.  In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.  While the Investment Adviser and Sub-Adviser generally seek to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available.  In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub-Adviser are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•     the market impact of the trade;

•     the broker or dealer’s execution capabilities;

•     the size of the transaction;

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•     the difficulty associated with executing the transactions;

•     the operational facilities of the broker or dealer;

•     the risk to the broker or dealer of positioning a block of securities;

•     brokerage service arrangements made available by the broker or dealer; and

•     research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and the Sub-Adviser (collectively “Adviser” for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for the Fund.  Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and to its other clients.  Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Fund.  The Investment Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers.  Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pay to the Adviser will not be reduced as a consequence of the Investment Adviser’s receipt of brokerage and research services.  To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined.  Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments.  To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser.  Occasionally, a particular security may be bought or sold for one or more clients in different amounts.  In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each.  Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

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Securities owned by the Fund may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations.  Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

The Fund is authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and broker-dealer affiliates of the Sub-Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate.  The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, the Sub-Adviser, Integrity Funds Distributor, or their affiliates.

The Fund has not commenced operations as of the date of this SAI, and therefore the Fund has not paid broker commissions and has not owned securities issued by any broker-dealers with which the Fund transacted business as of the date of this SAI.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly.  The Fund offers Class A and Class I shares.  Class A shares are not offered herein.  Class I shares are described below and in the Prospectus.  The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).  The minimum subsequent investment is $50.  The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion and such minimum amounts may be changed at any time.  Shareholders may purchase additional shares using dividends and capital gains distributions on their existing shares.

            Class I Shares

As described in the Prospectus, you can buy Class I shares of the Fund at the offering price, which is the net asset value per share.  There is no sales charge or Rule 12b-1 fee that is charged on the Class I shares of the Fund.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.  Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by the following categories of investors:

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•     investors who purchase through a fee based advisory account with a financial intermediary;

•     employer sponsored retirement and benefit plans, endowments, or foundations;

•     banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•     subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invests in securities of other investment companies;

•     any plan organized under section 529 under the Code (i.e., a 529 plan);

•     any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•     current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•     current, former, and retired officers, directors, and governors of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•     current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•     persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole proprietorship, or other business organization in which such persons own a 25% or greater stake.

Any shares purchased by investors falling within any of the last five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

Unless otherwise noted, Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary.

Class I shares may also be available on certain brokerage platforms.  An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Fund shares are available in other share classes that have different fees and expenses.

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If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares.  Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services.  Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries.  In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation.  Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have 60 days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

            Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50).  With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account.  By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution.  Such account must have check or draft writing privileges.  A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent.  See “Automatic Investment Plan—the Monthomatic Investment Plan” in the Prospectus for additional information.

            Exchange Privilege and Share Class Conversions

As described in the Prospectus under “Special Services—Exchanging Shares,” the Fund offers an exchange privilege.  The exchange privilege permits Class I shareholders in the Fund to exchange their Class I shares for Class I shares of another Integrity/Viking Fund that offers Class I shares.  Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased.  Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.  An exchange of shares is generally treated as a taxable transaction for federal income tax purposes.

As described in the Prospectus under “Special Services—Share Class Conversions,” shares of certain classes of the Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class.  Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Fund available or that cannot systematically support the conversion may not be eligible to convert their shares.  Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf.  Consult with your financial intermediary for details.

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In general, the conversion of shares of one class of the Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes.  Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class.  Shares redeemed to pay the CDSC would be considered a taxable redemption.  Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon 60 days’ written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made.  A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion.  For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

            Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges.  You may only reinstate into the same share class from which you redeemed.  If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated.  The Fund may modify or terminate this privilege at any time.  You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.  The Fund must be notified that an investment is a reinstatement.

            Minimum Investment

The minimum initial investment for the Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but the Fund may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

            Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, P.O. Box 759, Minot, ND 58702.  Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•     you are selling more than $100,000 worth of shares;

•     you want your proceeds paid to someone who is not a registered owner;

•     you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

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•     you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer.  When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a U.S. bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network.  Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.  In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds.  Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds.

            Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone.  For all other transactions and changes, all registered owners must sign the instructions.

As long as the Fund takes certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests.  Of course, you can decline telephone exchange or redemption privileges on your account application.

            Additional Information on Purchases and Redemptions

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders.  Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors.  During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund.  The Fund may suspend the right of redemption or delay payment more than seven days:

•     during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

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•     when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•     during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.  The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.

The Fund allocates net interest income to those shares for which the Fund has received payment.

            Systematic Withdrawal Program

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis.  The value of your account must be at least $5,000.  There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled.  If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day.  When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account.  This is especially likely to occur if there is a market decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Fund by mail or by phone at least seven business days before the end of the month preceding a scheduled payment.  The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder’s death or incapacity.

NET ASSET VALUE

For the Fund, net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of the Fund’s shares outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading.  The NYSE is closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

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The Fund’s investments are primarily valued using market quotations.  Assets for which market quotations are available are valued as follows:

•     each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•     each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•     U.S. government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•     short-term money market instruments (such as certificates of deposit, bankers’ acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices.  Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser.  Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available may be fair valued either at amortized cost or at original cost plus accrued interest, subject to Board supervision.  To the extent the Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities.  These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range.  The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

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In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

CUSTODIAN

UMB Bank N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian of the Fund and has custody of all securities and cash of the Fund.  The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

EXPENSES OF THE FUND

The expenses of the Trust and of the Fund include, among others:

•     organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•     fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•     legal expenses;

•     auditing and accounting expenses;

•     interest expenses;

•     telephone, telex, facsimile, postage, and other communications expenses;

•     taxes and governmental fees;

•     fees, dues, and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations;

•     cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•     fees and expenses of the Fund’s administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund;

•     payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•     expenses of preparing share certificates, if any;

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•     other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Fund;

•     expenses relating to investor and public relations;

•     expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements;

•     freight, insurance, and other charges in connection with the shipment of the Fund’s portfolio securities;

•     brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund;

•     expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•     costs of stationery or other office supplies;

•     any litigation expenses;

•     costs of shareholders’ and other meetings;

•     the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•     travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

TAXATION OF THE FUND

This section summarizes some of the material U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of the Prospectus.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a partnership, a non-U.S. person, a broker-dealer, or other investor with special circumstances.  In addition, this section does not describe any state, local, or foreign tax consequences of investing in Fund shares.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The IRS could disagree with any conclusions set forth in this section.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor, including the applicability and effect of state, local, foreign and other tax laws.

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The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  During periods when the Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time.  The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law.  Any capital loss carryforwards of the M.D. Sass Short Term U.S. Government Agency Income Fund as of the closing of the Reorganization will be available to the Fund following the Reorganization (subject to certain limitations contained in the Code).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.  If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years.  In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

            Ordinary Income Distributions and Capital Gain Dividends

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates.  In particular, ordinary income dividends received by an individual or other noncorporate shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for qualified dividend income treatment.  The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as qualified dividend income.  The Fund does not expect that a significant portion of the dividends paid by the Fund will be eligible for qualified dividend income treatment.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Fund.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes.  If the Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain.  Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

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Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

            Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.  In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of the Fund (a “load charge”) in computing gain or loss on the sale of shares of the Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge.  (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

            Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things:

•     disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•     convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

•     convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•     cause the Fund to recognize income or gain without a corresponding receipt of cash;

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•     adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•     adversely alter the characterization of certain complex financial transactions.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

            Buying Shares Close to a Record Date

Distributions by the Fund reduce the NAV of the Fund’s shares.  Should a taxable distribution reduce the NAV below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund.  The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

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            Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified (or the Fund is notified) by the IRS that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Special U.S. tax certification requirements apply to non-U.S. investors.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

            Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  The Fund may choose not to designate such amounts.

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Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

Distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury.  For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to nonfinancial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks)  may also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner.

            Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions.  Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

Class I shares of the Fund have adopted the financial statements of the Institutional Class shares of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Predecessor Fund”).  The audited financial statements of the Predecessor Fund’s Institutional Class shares for the fiscal year ended May 31, 2019 are included in the Predecessor Fund’s Annual Reports to Shareholders dated May 31, 2019, which may be obtained free of charge by visiting the SEC’s internet site at http://www.sec.gov.

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APPENDIX C — Description of Securities Ratings)(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC (“S&P” or “S&P Global Ratings”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s and S&P are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities, and Moody’s publications may include Moody’s current opinions of the relative future credit risk of entities, credit commitments, or debt or deb-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment.  See Moody’s Rating Symbols and Definitions publication for information on the types of contractual financial obligations addressed by Moody’s Ratings.  Credit ratings do not address any other risk, including but not limited to:  liquidity risk, market value risk, or price volatility.  Credit ratings and Moody’s opinions included in Moody’s publications are not statements of current or historical fact.  Moody’s publications do not constitute or provide investment or financial advice, and credit ratings and Moody’s publications are not and do not provide recommendations to purchase, sell, or hold particular securities.  Neither credit ratings nor Moody’s publications comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings and publishes Moody’s publications with the expectation and understanding that each investor will, with due care, make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1) This Appendix C may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P.  Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party.  Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

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Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market.  Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

The following summarizes the rating categories used by S&P for short-term issue credit ratings:

“A-1” - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings.  The obligor’s capacity to meet its financial commitments on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

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“A-3” - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.  “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“C” - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

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“Ca” - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•          The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•          The nature and provisions of the financial obligation, and the promise we impute; and

•          The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issue credit ratings*:

“AAA” - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings.  The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB”, “B”, “CCC”, “CC”, and “C” - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

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“BB” - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

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“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1.”

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•          Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•          Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - Speculative capacity to pay principal and interest.

“D” - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

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PART C

Item 15.	Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such Trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)                 The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit, or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)                 The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)                 To the extent that a Trustee, employee, or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection therewith.

(d)                 Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee, or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h).  Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)                 Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee, or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)                  The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees, or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee, or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)                 The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee, or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)                 Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee, or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee, or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware.  These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

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Item 16.	Exhibits
(1)

(a)           Declaration of Trust dated October 31, 1997.  Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, filed December 8, 1997, SEC Accession No. 0000927550-97-000039.

(b)           Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997.  Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, filed December 8, 1997, SEC Accession No. 0000927550-97-000039.

(c)           Amended Certificate of Series Designation dated August 2, 2019.  Incorporated by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A, filed August 20, 2019, SEC Accession No. 0000893730-19-000036.

(2)

By-Laws of The Integrity Funds.  Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, filed May 3, 2010, SEC Accession No. 0000893730-10-000014.

(3)	Not Applicable.
(4)

(a)           Form of Agreement and Plan of Reorganization regarding the Reorganization of M.D. Sass Equity Income Plus Fund into Integrity Dividend Harvest Fund.  Filed herein as Exhibit A to the Joint Proxy Statement/Prospectus.

(b)           Form of Agreement and Plan of Reorganization regarding the Reorganization of M.D. Sass Short Term US Government Agency Income Fund into Integrity Short Term Government Fund.  Filed herein as Exhibit B to the Joint Proxy Statement/Prospectus.

(5)	Trust Instrument filed under (1) and By-laws filed under (2).
(6)

(a)           Investment Advisory Agreement between The Integrity Funds and Viking Fund Management, LLC on behalf of the Integrity Dividend Harvest Fund.  Incorporated by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A, filed April 26, 2012, SEC Accession No. 0000893730-12-000024.

(b) Form of Investment Advisory Agreement between The Integrity Funds and Viking Fund Management, LLC on behalf of the Integrity Short Term Government Fund. Filed herein.
(c) Form of Investment Sub-Advisory Agreement between Viking Fund Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Integrity Short Term Government Fund. Filed herein.
(7)

(a)           Distribution and Services Agreement with Integrity Funds Distributor, LLC for the Integrity Dividend Harvest Fund.  Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A, filed May 1, 2012, SEC Accession No. 0000893730-12-000033.

(b) Form of Distribution and Services Agreement with Integrity Funds Distributor, LLC for the Integrity Short Term Government Fund. Filed herein.

(c)           Form of Distributor’s Dealer Agreement.  Incorporated by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A, filed August 20, 2019, SEC Accession No. 0000893730-19-000036.

(8)	Not Applicable.
(9)

(a)           Custody Agreement with Wells Fargo Bank, N.A.  Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2012, SEC Accession No. 0000893730-12-000030.

(b) Form of Custody Agreement with UMB Bank N.A. Filed herein.
(c) Form of Investment Agency Agreement with First International Bank & Trust. Filed herein.
(10)

(a)           Amended Plan of Distribution and Service Pursuant to Rule 12b-1.  Incorporated by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A, filed August 20, 2019, SEC Accession No. 0000893730-19-000036.

(b)           Amended Multiple Class Plan Adopted Pursuant to Rule 18f-3.  Incorporated by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A, filed August 20, 2019, SEC Accession No. 0000893730-19-000036.

(11)	Opinion and consent of Vedder Price P.C. regarding legality of issuance of shares and other matters. Filed herein.
(12)	Form of Opinion of Vedder Price P.C. regarding tax matters. Filed herein.
(13)

(a)           Transfer Agency Agreement between the Registrant and Integrity Fund Services, LLC  on behalf of all Series.  Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, filed May 3, 2010, SEC Accession No. 0000893730-10-000014.

(b)           Addendum to Transfer Agency Agreement with respect to Integrity Dividend Harvest Fund.  Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A, filed May 1, 2012, SEC Accession No. 0000893730-12-000033.

(c) Form of Addendum to Transfer Agency Agreement with respect to Integrity Short Term Government Fund. Filed herein.

(d)           Administrative and Accounting Services Agreement between the Registrant and Integrity Fund Services on behalf of all Series dated July 31, 2009.  Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, filed May 3, 2010, SEC Accession No. 0000893730-10-000014.

(e)           Addendum to Administrative and Accounting Services Agreement with respect to Integrity Dividend Harvest Fund.  Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A, filed May 1, 2012, SEC Accession No. 0000893730-12-000033.

(f) Form of Addendum to Administrative and Accounting Services Agreement with respect to Integrity Short Term Government Fund. Filed herein.
(g) Amended and Restated Management Fee Waiver and Expense Reimbursement Agreement Between The Integrity Funds, on behalf of certain Series specified therein, and Viking Fund Management. Filed herein.
(h) Management Fee Waiver and Expense Reimbursement Agreement Between The Integrity Funds, on behalf of Integrity Short Term Government Fund, and Viking Fund Management, LLC. Filed herein.

(i)            Form of Indemnification Agreement.  Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2015, SEC Accession No. 0000893730-15-000011.

(14)	Consent of Cohen & Company, Ltd. Filed herein.
(15)	Not Applicable.
(16)	Powers of Attorney. Filed herein.
(17)	Form of Proxy Card is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of this Registration Statement.
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Item 17.	Undertakings
(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Minot and the State of North Dakota, on the 22nd day of August, 2019.

THE INTEGRITY FUNDS

By:	/s/ Shannon D. Radke
Shannon D. Radke
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

Signature	Title	Date

_____________________*	Trustee	August 22, 2019
Wade A. Dokken

_____________________*	Trustee	August 22, 2019
R. James Maxson

_____________________*	Trustee	August 22, 2019
Jerry M. Stai

_____________________*	Trustee and Chairman of the Board	August 22, 2019
Robert E. Walstad

/s/ Shannon D. Radke	President (Principal Executive Officer)	August 22, 2019
Shannon D. Radke

/s/ Adam C. Forthun	Treasurer (Principal Financial Officer and Accounting Officer)	August 22, 2019
Adam C. Forthun

*By: /s/ Shannon D. Radke		August 22, 2019
Shannon D. Radke (Attorney-in-Fact Pursuant to Powers of Attorney filed herein as Exhibit (16))

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EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Form of Investment Advisory Agreement	(6)(b)
Form of Investment Sub-Advisory Agreement	(6)(c)
Form of Distribution and Services Agreement	(7)(b)
Form of Custody Agreement	(9)(b)
Form of Investment Agency Agreement	(9)(c)
Opinion and consent of Vedder Price P.C.	(11)
Form of Opinion of Vedder Price P.C. regarding tax matters	(12)
Form of Addendum to Transfer Agency Agreement	(13)(c)
Form of Addendum to Administrative and Accounting Services Agreement	(13)(f)
Amended and Restated Management Fee Waiver and Expense Reimbursement Agreement	(13)(g)
Management Fee Waiver and Expense Reimbursement Agreement	(13)(h)
Consent of Cohen & Company, Ltd.	(14)
Powers of Attorney	(16)

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